DECEMBER 31, 1996                                                      IVY FUNDS

IVY GROWTH WITH INCOME FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         The US stock market got out of the starting blocks in strong fashion in 1996 and again finished the year with double-digit returns. Within this environment, the Ivy Growth with Income Fund outperformed the average general equity fund, as tracked by Lipper Analytical Services Inc., but slightly underperformed the S&P 500 index. For the twelve months ended December 31, 1996 the Ivy Growth with Income Fund had a total return of 20.46% compared to 19.47% for the average of general equity funds and 23.22% for the S&P 500.
(For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         The Ivy Growth with Income Fund is managed using a style called Growth at a Reasonable Price (GARP). Holdings generally must meet a valuation criterion whereby future growth rate expectations for earnings must be greater than the price/earnings ratio for the stock. This investment style falls somewhere between pure value and pure growth. For additional risk control, the overall price/earnings ratio of the Fund is kept below that of the S&P 500.
         Within this investment style, several themes are emphasized. The first is technology, which continues to contribute a larger proportion to GDP annually. Accordingly, the Ivy Growth with Income Fund is weighted heavily in this area. Representative holdings include IBM, Intel, Microsoft and Cisco Systems.
         A second important theme is based on demographics, the premise being as people get older they spend more money on services rather than goods. According to our research, these services are generally in the health care, financial and leisure areas. Examples of service companies benefitting from increased spending are Columbia/HCA and Carnival Corp.
         Another theme is global capital spending. As emerging economies grow, they must develop their infrastructures to stay competitive. We believe Caterpillar and Foster Wheeler are two good examples of companies that should benefit from increased capital spending at the global level.
         Finally, the Ivy Growth with Income Fund is invested in Real Estate Investment Trusts (REITs). Because of the positive fundamental changes taking place in the real estate industry, we believe REITs will continue to make positive contributions to the Fund. The supply of new construction in various sectors of this industry has declined and now is in greater balance with demand. As a result, pricing is at more of an equilibrium than in the recent past. These stocks embody the securitization of real estate and provide liquidity for real estate holdings. Key underlying fundamentals contributing to the expected future gains include the lack of new building and increasing lease and rental rates. We are currently finding attractive investments in the office, industrial, self-storage and apartment sectors. REITs continue to be a core holding for this Fund because of their strong income generating ability. These stocks tend to have yields higher than the overall market that may help to cushion the Fund during periods of prolonged market volatility.
         We believe over the long term, the Ivy Growth with Income Fund should continue to provide competitive returns while maintaining its strategy of risk control. This Fund should remain an excellent investment choice for conservative investors who seek equity exposure, combined with risk control.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
 John S. Anderegg, Jr.           Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                   Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GROWTH WITH INCOME FUND
PERFORMANCE COMMENTARY
While the Ivy Growth with Income Fund did outperform the average of general equity funds as tracked by Lipper Analytical Services Inc. (20.46% as compared to 19.47%), it did slightly underperform the S&P 500 which was up 23.22%. This is the result of the Fund's risk-control strategy that provides the portfolio with downside protection in periods of market weakness but prevents the Fund from fully participating in a rising market. Since the Fund's inception twelve years ago, investors have benefitted from this risk-control strategy as the Fund has experienced negative performance in only two years, with the largest decline being 2.03%.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/84) OF A $10,000
                                   INVESTMENT
                                     CHART

------------------------------------------------------------------------------------
                                       IVY GROWTH WITH INCOME FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge      Class B** & C*** & D****
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
                                              14.59%    19.59%    14.59%    19.59%
                                                D:        D:        D:        D:
 1 Yr.                 13.53%      13.53%     19.41%    19.41%    19.41%    19.41%
------------------------------------------------------------------------------------
 5 Yr.                 10.41%      10.41%       --        --        --        --
------------------------------------------------------------------------------------
10 Yr.                 12.48%      12.47%       --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              11.58%    12.31%    11.58%    12.31%
                                                C:        C:        C:        C:
                                              11.37%    12.37%    11.37%    12.37%
                                                D:        D:        D:        D:
 Since Inception       14.99%      14.98%     13.74%    13.74%    13.74%    13.74%
------------------------------------------------------------------------------------

   *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
    Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
 ***Class C performance figures are calculated with and without the applicable
    Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.
****Class D shares are not available for sale.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Growth with Income Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lipper Average Growth With Income index and the S&P 500 are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B, Class C and Class D shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

COMMON STOCKS -- 77.1%           SHARES       VALUE
------------------------------------------------------
BASIC INDUSTRIES -- 4.9%
Crown Cork & Seal Company,
  Inc..........................   15,000   $   815,625
Du Pont (E.I.) De Nemours &
  Company......................   12,500     1,179,687
Ferro Corporation..............   14,000       397,250
Harsco Corporation.............   17,000     1,164,500
Union Carbide Corporation
  Holding Company..............    6,000       245,250
                                           -----------
                                             3,802,312
                                           -----------
CAPITAL GOODS -- 9.6%
AGCO Corporation...............   35,000     1,001,875
American Standard Companies,
  Inc.*........................   16,500       631,125
Caterpillar, Inc...............    6,500       489,125
Fluor Corporation..............    6,500       407,875
Foster Wheeler Corporation.....   35,500     1,317,938
General Electric Company.......   12,800     1,265,600
Johnson Controls, Inc..........   14,000     1,160,250
Kaydon Corporation.............   14,000       659,750
Tecumseh Products Company......    8,300       476,213
                                           -----------
                                             7,409,751
                                           -----------
CONSUMER NON-DURABLES -- 7.3%
Allegiance Corporation*........   32,800       906,100
Elan Corp. PLC -- Sponsored
  ADR*(a)......................   36,000     1,197,000
Mattel, Inc....................   32,000       888,000
Nabisco Holdings Corporation
  Class A......................   21,000       816,375
PepsiCo, Inc...................   28,000       819,000
Tupperware Corporation.........    6,200       332,475
Warnaco Group, Inc.............   24,600       728,775
                                           -----------
                                             5,687,725
                                           -----------
CONSUMER SERVICES -- 11.5%
ADT Limited*...................   37,500       857,812
Brunswick Corporation..........   16,500       396,000
Carnival Corporation Class A...   42,900     1,415,700
Eckerd Corporation*............   29,500       944,000
Federated Department Stores,
  Inc.*........................   13,000       443,625
Harte-Hanks Communications.....   30,000       832,500
Lowe's Companies, Inc..........   17,000       603,500
Pier 1 Imports, Inc............   48,000       846,000
Royal Caribbean Cruises Ltd....    4,000        93,500
Sears, Roebuck & Co,...........   22,000     1,014,750
Sun International Hotels Ltd...   20,000       730,000
Sunglass Hut International,
  Inc*.........................  100,000       725,000
                                           -----------
                                             8,902,387
                                           -----------
ENERGY -- 6.7%
Basic Petroleum International,
  Ltd.*........................   11,100       366,300
Dresser Industries, Inc........   17,000       527,000
Enron Corporation..............   12,000       517,500
Helmerich & Payne, Inc.........   12,000       625,500
Noble Drilling Corporation*....   45,000       894,375
Nuevo Energy Company*..........   16,800       873,600
Parker & Parsley Petroleum
  Company......................   15,000       551,250
Schlumberger, Ltd..............    8,000       799,000
                                           -----------
                                             5,154,525
                                           -----------
FINANCIAL SERVICES -- 17.0%
AMBAC, Inc.....................   11,600       769,950
Donaldson, Lufkin & Jenrette,
  Inc..........................   21,700       781,200
Exel Limited...................   28,000     1,060,500
Federal Home Loan Mortgage
  Corp.........................    9,200     1,013,150
Federal National Mortgage
  Association..................   25,800       961,050
First Chicago NBD
  Corporation..................   14,500       779,375
First Union Corporation........   14,500   $ 1,073,000
J.P. Morgan & Company Inc......    9,000       878,625
NationsBank Corporation........   11,000     1,075,250
Norwest Corporation............   11,200       487,200
Penncorp Financial Group,
  Inc..........................   17,000       612,000
Providian Corporation..........   15,000       770,625
Signet Banking Corporation.....   30,000       922,500
Terra Nova (Bermuda) Holdings
  Ltd..........................   32,000       688,000
Travelers, Inc.................   29,800     1,352,175
                                           -----------
                                            13,224,600
                                           -----------
HEALTHCARE -- 5.8%
Apria Healthcare Group,
  Inc.*........................   27,500       515,625
Boston Scientific
  Corporation*.................   20,000     1,200,000
Columbia/HCA Healthcare Corp...   31,800     1,295,850
Humana, Inc.*..................    8,000       153,000
Integrated Living Communities,
  Inc.*........................   70,000       402,500
Pharmacia & Upjohn, Inc........   24,000       951,000
                                           -----------
                                             4,517,975
                                           -----------
TECHNOLOGY -- 13.5%
Bell & Howell Company*.........   36,000       855,000
Cabletron Systems, Inc.*.......   44,000     1,463,000
Cisco Systems, Inc.*...........    6,000       381,750
Hewlett-Packard Company........   16,500       829,125
Informix Corporation*..........   30,000       611,250
Intel Corp.....................   14,600     1,911,688
International Business Machines
  Corporation..................   10,200     1,540,200
KLA Instruments Corporation*...   18,000       639,000
Microsoft Corporation*.........   21,000     1,735,125
Oracle Corporation*............   12,300       513,525
                                           -----------
                                            10,479,663
                                           -----------
UTILITIES -- 0.8%
Vodafone Group plc -- ADR
  (a)..........................   15,000       620,625
                                           -----------
TOTAL COMMON STOCKS
  (Cost -- $50,203,642)........             59,799,563
                                           -----------
PREFERRED STOCK -- 0.4%
-------------------------------
Time Warner, Inc.
  (Cost -- $268,212)...........    7,000       271,250
                                           -----------
REAL ESTATE INVESTMENT TRUSTS
(REITS) -- 18.1%
-------------------------------
Amli Residential Properties
  Trust........................   30,000       701,250
Apartment Investment &
  Management Co................   65,000     1,836,250
Arden Realty Group, Inc........   30,000       832,500
Beacon Properties
  Corporation..................   13,800       505,425
Boykin Lodging Company*........   60,000     1,440,000
Brandywine Realty Trust........   10,000       195,000
Cali Realty Corp...............   15,000       463,125
Developers Diversified Realty
  Corporation..................   14,000       519,750
Duke Realty Investments, Inc...   30,000     1,155,000
Equity Residential Properties
  Trust........................   15,000       618,750
Essex Property Trust...........   30,000       881,250
First Industrial Realty Trust,
  Inc..........................   30,000       911,250
Prentiss Properties Trust......   60,700     1,517,500
Storage Trust Realty...........   40,000     1,080,000
Storage USA, Inc...............   16,000       602,000
Walden Residential Properties,
  Inc..........................   30,000       746,250
                                           -----------
TOTAL REITS
  (Cost -- $11,437,397)........             14,005,300
                                           -----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

                                 NUMBER OF
OPTIONS PURCHASED -- 0.2%        CONTRACTS      VALUE
--------------------------------------------------------
PURCHASED PUT OPTIONS
Standard & Poors 500 Index,
  March/670/Put................       120    $    78,000
Standard & Poors 500 Index,
  March/675/Put................       124         88,350
                                             -----------
TOTAL OPTIONS PURCHASED
  (Cost -- $367,832)...........                  166,350
                                             -----------
TOTAL INVESTMENTS -- 95.8%
  (Cost -- $62,277,083)(b).....               74,242,463
                                             -----------
OPTIONS WRITTEN -- (0.5%)
-------------------------------
WRITTEN COVERED CALL OPTIONS
ADT Limited,
  March/22.50/Call.............       125        (13,281)
Allegiance Corporation,
  February/22.50/Call..........        60        (33,750)
American Standard Companies,
  Inc., April/40/Call..........        30         (6,563)
Boston Scientific Corporation,
  February/60/Call.............        40        (13,250)
Cabletron Systems, Inc.,
  April/45/Call................        80         (4,500)
Carnival Corporation Class A
  April/35/Call................        80         (5,000)
Caterpillar, Inc.,
  February/80/Call.............        10         (1,125)
Columbia/HCA Healthcare Corp.,
  February/40/Call.............        60        (14,250)
Dresser Industries, Inc.,
  April/35/Call................        35         (2,187)
Du Pont (E.I.) De Nemours &
  Company, April/100/Call......        35         (8,750)
Eckerd Corporation,
  February/35/Call.............       295         (5,531)
Enron Corporation,
  April/45/Call................        25         (4,063)
General Electric Company,
  March/105/Call...............        20         (5,750)
Helmerich & Payne, Inc.,
  March/55/Call................        20         (3,312)
Helmerich & Payne, Inc.,
  March/60/Call................        20           (875)
Intel Corp., April/130/Call....        20        (18,500)
Intel Corp., April/140/Call....        30        (41,625)
International Business Machines
  Corporation,
  April/155/Call...............        20        (14,750)
International Business Machines
  Corporation,
  April/160/Call...............        20        (20,000)
Johnson Controls, Inc.,
  April/85/Call................        25         (8,281)
Lowe's Companies, Inc.,
  April/45/Call................        45         (2,250)
Mattel, Inc., April/30/Call....        60         (8,250)
Microsoft Corporation,
  April/80/Call................        80    $   (66,000)
Nabisco Holdings Corporation
  Class A, March/40/Call.......        60        (10,125)
NationsBank Corporation,
  February/100/Call............        20         (7,500)
Norwest Corporation,
  April/45/Call................        20         (4,750)
Nuevo Energy Company,
  April/55/Call................        35        (11,812)
Parker & Parsley Petroleum
  Company, March/30/Call.......        30        (21,938)
Schlumberger Ltd.,
  February/105/Call............        30         (6,563)
Travelers, Inc.,
  March/48.75/Call.............        80        (10,000)
                                             -----------
TOTAL OPTIONS WRITTEN
  (Premiums
  received -- $352,241)........                 (374,531)
                                             -----------
OTHER ASSETS, LESS
  LIABILITIES -- 4.7%..........                3,673,442
                                             -----------
NET ASSETS -- 100%.............              $77,541,374
                                             ===========

 *  Non-income producing security.
(a) Foreign security.
(b) Cost is approximately the same for Federal income tax purposes.
ADR -- American Depository Receipt

OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based
on cost for financial statement and Federal income tax
purposes is as follows:
    Gross unrealized appreciation.........   $13,424,772
    Gross unrealized depreciation.........    (1,459,392)
                                             -----------
        Net unrealized appreciation.......   $11,965,380
                                             ===========

Purchases and sales of securities (other than short-term obligations) aggregated $97,112,873 and $103,649,140, respectively, for the period ended December 31, 1996.
Transactions in written call options during the year ended December 31, 1996 were:

                                                        PREMIUMS
                                            NUMBER OF   RECEIVED/
                                            CONTRACTS    (PAID)
                                            ---------   ---------
Outstanding at December 31, 1995..........        0      $      0
  Contracts written.......................    1,510       355,181
  Contracts closed........................      (20)       (2,940)
                                             ------      --------
Outstanding at December 31, 1996..........    1,490      $352,241
                                             ======      ========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $62,277,083)......  $74,242,463
Cash........................................................    3,566,383
Receivables
  Fund shares sold..........................................       10,901
  Dividends and interest....................................      172,964
Other assets................................................       85,785
                                                              -----------
  Total assets..............................................   78,078,496
                                                              -----------
LIABILITIES
Payables
  Dividends to shareholders.................................       21,204
  Fund shares repurchased...................................       11,374
  Management fee............................................       56,699
  12b-1 service and distribution fees.......................       24,591
  Other payables to related parties.........................       34,779
Accrued expenses............................................       13,944
Written options outstanding at market (premiums
  received -- $352,241).....................................      374,531
                                                              -----------
  Total liabilities.........................................      537,122
                                                              -----------
NET ASSETS..................................................  $77,541,374
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($63,219,192/5,555,826 shares outstanding)................  $     11.38
                                                              ===========
Maximum offering price per share ($11.38 X 100/94.25)*......  $     12.07
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($13,473,108/1,185,838 shares outstanding)**..............  $     11.36
                                                              ===========
CLASS C
Net asset value and offering price per share ($28,315/2,491
  shares outstanding)**.....................................  $     11.37
                                                              ===========
CLASS D
Net asset value and redemption price per share ($820,759 /
  72,047 shares outstanding)................................  $     11.39
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $72,807,907
  Accumulated net realized loss on investments..............   (7,258,212)
  Accumulated net investment income.........................       48,589
  Net unrealized appreciation (depreciation) on
    Investments.............................................   12,166,862
    Options.................................................     (223,772)
                                                              -----------
NET ASSETS..................................................  $77,541,374
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends.................................................             $ 1,437,214
  Interest..................................................                 404,471
                                                                         -----------
                                                                           1,841,685
                                                                         -----------
EXPENSES
  Management fee............................................  $629,322
  Transfer agent............................................   233,399
  Administrative services fee...............................    74,038
  Custodian fees............................................     9,461
  Blue Sky fees.............................................    25,013
  Auditing and accounting fees..............................    21,368
  Shareholder reports.......................................     7,267
  Fund accounting...........................................    87,182
  Trustees' fees............................................     4,480
  12b-1 service and distribution fees.......................   249,766
  Legal.....................................................    22,430
  Other.....................................................    68,128
                                                                         -----------
    Total expenses..........................................               1,431,854
                                                                         -----------
NET INVESTMENT INCOME.......................................                 409,831
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments and foreign currency transactions...........              12,587,897
    Options.................................................                (136,689)
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........               1,131,380
    Options.................................................                (223,772)
                                                                         -----------
    Net gain on investment transactions.....................              13,358,816
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $13,768,647
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996          1995
                                                              -----------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   409,831   $   570,249
  Net realized gain on
    Investments and foreign currency transactions...........   12,587,897     3,005,363
    Options.................................................     (136,689)           --
  Net unrealized appreciation (depreciation) during the
    period on
    Investments.............................................    1,131,380    10,477,958
    Options.................................................     (223,772)           --
    Forward foreign currency contracts......................           --         8,082
                                                              -----------   -----------
    Net increase resulting from operations..................   13,768,647    14,061,652
                                                              -----------   -----------
Class A distributions
  From net investment income................................     (409,831)     (448,998)
  In excess of net investment income........................     (170,374)           --
  From net realized gain....................................   (8,490,622)   (1,323,702)
                                                              -----------   -----------
    Total distributions to Class A shareholders.............   (9,070,827)   (1,772,700)
                                                              -----------   -----------
Class B distributions
  From net investment income................................           --        (6,337)
  In excess of net investment income........................      (84,427)           --
  From net realized gain....................................   (1,738,301)     (198,573)
                                                              -----------   -----------
    Total distributions to Class B shareholders.............   (1,822,728)     (204,910)
                                                              -----------   -----------
Class C distributions
  In excess of net investment income........................          (39)           --
  From net realized gain....................................       (3,730)           --
                                                              -----------   -----------
    Total distributions to Class C shareholders.............       (3,769)           --
                                                              -----------   -----------
Class D distributions
  From net investment income................................           --        (1,556)
  In excess of net investment income........................       (7,039)           --
  From net realized gain....................................     (103,094)      (35,765)
                                                              -----------   -----------
    Total distributions to Class D shareholders.............     (110,133)      (37,321)
                                                              -----------   -----------
Fund share transactions (Note 5)
    Class A.................................................    1,711,001    22,755,447
    Class B.................................................    4,351,868     1,580,170
    Class C.................................................       29,562            --
    Class D.................................................     (476,754)   (2,088,473)
                                                              -----------   -----------
    Net increase resulting from Fund share transactions.....    5,615,677    22,247,144
                                                              -----------   -----------
Total increase in net assets................................    8,376,867    34,293,865
NET ASSETS
  Beginning of period.......................................   69,164,507    34,870,642
                                                              -----------   -----------
  END OF PERIOD.............................................  $77,541,374   $69,164,507
                                                              ===========   ===========
ACCUMULATED NET INVESTMENT INCOME...........................  $    48,589   $        --
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                        FOR THE YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               1996       1995       1994       1993       1992
SELECTED PER SHARE DATA                                       -------    -------    -------    -------    -------
Net asset value, beginning of period........................  $ 10.98    $  9.08    $  9.70    $  9.21    $  9.74
                                                              -------    -------    -------    -------    -------
  Income (loss) from investment operations
  Net investment income.....................................      .08        .11        .17        .08        .07
  Net realized and unrealized gain (loss) on investment
    transactions............................................     2.16       2.13       (.36)      1.30        .18
                                                              -------    -------    -------    -------    -------
    Total from investment operations........................     2.24       2.24       (.19)      1.38        .25
                                                              -------    -------    -------    -------    -------
  Less distributions
  From net investment income................................      .08        .08        .17        .06        .07
  In excess of net investment income........................      .03         --        .01         --         --
  From net realized gain....................................     1.73        .26        .25        .83        .71
                                                              -------    -------    -------    -------    -------
    Total distributions.....................................     1.84        .34        .43        .89        .78
                                                              -------    -------    -------    -------    -------
Net asset value, end of period..............................  $ 11.38    $ 10.98    $  9.08    $  9.70    $  9.21
                                                              =======    =======    =======    =======    =======
Total return(%)(a)..........................................    20.46      24.93      (2.03)     15.07       2.61
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $63,219    $59,054    $26,017    $22,669    $19,045
Ratio of expenses to average net assets(%)..................     1.81       1.96       1.84       2.14       1.94
Ratio of net investment income to average net assets(%).....      .68       1.06       1.83        .88        .73
Portfolio turnover rate(%)..................................      138         81         36         85        163
Average commission rate(e)..................................  $ .0580        N/A        N/A        N/A        N/A

                                                                                                 FOR THE PERIOD
                                                                                                OCTOBER 23, 1993
CLASS B                                                             FOR THE YEAR ENDED           (COMMENCEMENT)
                                                                       DECEMBER 31,              TO DECEMBER 31,
                                                              -------------------------------   -----------------
                                                               1996         1995        1994          1993
SELECTED PER SHARE DATA                                       -------      ------      ------   -----------------
Net asset value, beginning of period........................  $ 10.98      $ 9.08      $ 9.70        $10.43
                                                              -------      ------      ------        ------
  Income (loss) from investment operations
  Net investment income (loss)..............................     (.01)        .03         .09            --
  Net realized and unrealized gain (loss) on investment
    transactions............................................     2.15        2.13        (.36)          .05
                                                              -------      ------      ------        ------
    Total from investment operations........................     2.14        2.16        (.27)          .05
                                                              -------      ------      ------        ------
  Less distributions
  From net investment income................................       --         .01         .09           .01
  In excess of net investment income........................      .08          --         .01            --
  From net realized gain....................................     1.68         .25         .25           .77
                                                              -------      ------      ------        ------
    Total distributions.....................................     1.76         .26         .35           .78
                                                              -------      ------      ------        ------
Net asset value, end of period..............................  $ 11.36      $10.98      $ 9.08        $ 9.70
                                                              =======      ======      ======        ======
Total return(%).............................................    19.59(a)    23.94(a)    (2.88)(a)         .61(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $13,473      $8,868      $5,849        $  888
Ratio of expenses to average net assets(%)..................     2.55        2.75        2.70          3.09(c)
Ratio of net investment income (loss) to average net
  assets(%).................................................     (.06)        .27         .97          (.07)(c)
Portfolio turnover rate(%)..................................      138          81          36            85
Average commission rate(e)..................................  $ .0580         N/A         N/A           N/A

                                                                 FOR THE PERIOD
                                                                 APRIL 30, 1996
CLASS C                                                          (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                                ----------------
                                                                      1996
SELECTED PER SHARE DATA                                         ----------------
Net asset value, beginning of period........................         $11.73
                                                                     ------
  Income from investment operations
  Net investment loss.......................................           (.08)
  Net realized and unrealized gain on investment
    transactions............................................           1.53
                                                                     ------
    Total from investment operations........................           1.45
                                                                     ------
  Less distributions
  In excess of net investment income........................            .08
  From net realized gain....................................           1.73
                                                                     ------
    Total distributions.....................................           1.81
                                                                     ------
Net asset value, end of period..............................         $11.37
                                                                     ======
Total return(%).............................................          12.37(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $   28
Ratio of expenses to average net assets(%)..................           3.02(c)
Ratio of net investment loss to average net assets(%).......           (.53)(c)
Portfolio turnover rate(%)..................................            138
Average commission rate(e)..................................         $.0580

                      (See Notes to Financial Statements)

                                                                                                FOR THE PERIOD
                                                                                               AUGUST 16, 1993
CLASS D(D)                                                          FOR THE YEAR ENDED          (COMMENCEMENT)
                                                                       DECEMBER 31,            TO DECEMBER 31,
                                                              ------------------------------   ----------------
                                                               1996        1995        1994          1993
SELECTED PER SHARE DATA                                       ------      ------      ------   ----------------
Net asset value, beginning of period........................  $10.98      $ 9.08      $ 9.70        $ 9.83
                                                              ------      ------      ------        ------
  Income (loss) from investment operations
  Net investment income (loss)..............................    (.02)        .03         .09            --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    2.14        2.13        (.36)          .73
                                                              ------      ------      ------        ------
    Total from investment operations........................    2.12        2.16        (.27)          .73
                                                              ------      ------      ------        ------
  Less distributions
  From net investment income................................      --         .01         .09           .06
  In excess of net investment income........................     .08          --         .01            --
  From net realized gain....................................    1.63         .25         .25           .80
                                                              ------      ------      ------        ------
    Total distributions.....................................    1.71         .26         .35           .86
                                                              ------      ------      ------        ------
Net asset value, end of period..............................  $11.39      $10.98      $ 9.08        $ 9.70
                                                              ======      ======      ======        ======
Total return(%).............................................   19.41(a)    23.94(a)    (2.88)(a)        7.59(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $  821      $1,242      $3,004        $5,185
Ratio of expenses to average net assets(%)..................    2.63        2.75        2.70          3.09(c)
Ratio of net investment income (loss) to average net
  assets(%).................................................    (.14)        .27         .97          (.07)(c)
Portfolio turnover rate(%)..................................     138          81          36            85
Average commission rate(e)..................................  $.0580         N/A         N/A           N/A

(a)    Total return does not reflect a sales charge.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)    Annualized.
(d) On April 30, 1996, Class C shares outstanding were redesignated Class D shares. Class D shares are not available for sale.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth with Income Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized; 638,129 Class D shares were authorized in connection with the acquisition of Mackenzie Growth & Income Fund on August 16, 1993. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase, put options on securities and stock indices. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the last bid price.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $8,336,816 as capital gain dividends for its taxable year ended December 31, 1996.

     The Fund has a net tax basis capital loss carryforward of approximately $7,460,000 as of December 31, 1996, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The Fund's capital loss carryforward was realized by Mackenzie North American Fund prior to the Fund's acquisition of all the net assets on April 1, 1995 (Note 4). The carryforward expires $1,808,000 in 1997, $3,616,000 in 1999 and $2,036,000 in 2003.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily. Distributions are paid at the earlier of redemption or the last business day of the quarter. An additional distribution in December will include any remaining undistributed net investment income and net capital gain realized during the year. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, foreign forward currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $15,182.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of shares issued after December 31, 1991. Class B, Class C and Class D shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B, Class C and Class D shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $126,322, $114,350, $79 and $9,015 for Class A, Class B, Class C and Class D, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $198,964, $31,195, $59 and $3,181 for Class A, Class B, Class C and Class D, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. ACQUISITION OF MACKENZIE NORTH AMERICAN FUND

     On April 1, 1995, the Fund acquired the net assets (valued at $27,815,572) of Mackenzie North American Fund (MNAF), approved by MNAF's shareholders on March 31, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of business on March 31, 1995 of 2,962,768 (NAV $9.39) shares of the Fund for the 4,368,536 (NAV $6.37) shares of MNAF outstanding. MNAF's net assets at that date, including $10,629,907 net realized capital loss and $778,631 unrealized depreciation, were combined with the Fund for total net assets after acquisition of $64,583,061.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class D were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     771,160   $  8,920,002      995,850   $  9,779,465
Issued in connection with
 the acquisition of
 Mackenzie North American
 Fund....................          --             --    2,962,768     27,815,572
Issued on reinvestment of
 distributions...........     673,234      7,657,806      132,508      1,422,527
Repurchased..............  (1,266,282)   (14,866,807)  (1,580,020)   (16,262,117)
                           ----------   ------------   ----------   ------------
Net increase.............     178,112   $  1,711,001    2,511,106   $ 22,755,447
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     554,493   $  6,504,150      478,516   $  4,852,229
Issued on reinvestment of
 distributions...........     160,600      1,737,755       17,693        190,075
Repurchased..............    (337,018)    (3,890,037)    (332,940)    (3,462,134)
                           ----------   ------------   ----------   ------------
Net increase.............     378,075   $  4,351,868      163,269   $  1,580,170
                           ==========   ============   ==========   ============

                              FROM APRIL 30, 1996
                               (COMMENCEMENT) TO
                               DECEMBER 31, 1996
                           -------------------------
CLASS C                      SHARES        AMOUNT
-------                    ----------   ------------
Sold.....................       3,952   $     46,287
Issued on reinvestment of
 distributions...........         335          3,810
Repurchased..............      (1,796)       (20,535)
                           ----------   ------------
Net increase.............       2,491   $     29,562
                           ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS D*                     SHARES        AMOUNT        SHARES        AMOUNT
--------                   ----------   ------------   ----------   ------------
Issued on reinvestment of
 distributions...........       9,114   $    103,727        3,107   $     32,805
Repurchased..............     (50,213)      (580,481)    (220,936)    (2,121,278)
                           ----------   ------------   ----------   ------------
Net decrease.............     (41,099)  $   (476,754)    (217,829)  $ (2,088,473)
                           ==========   ============   ==========   ============

* Class D shares are not available for sale.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth with Income Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVYIX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY GROWTH FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         The US stock market got out of the starting blocks in strong fashion in 1996 once again providing investors with double-digit returns. Within this environment the Ivy Growth Fund performed well, although it trailed the average of general equity funds and the S&P 500. For the twelve months ended December 31, 1996, the total return of the Ivy Growth Fund was 17.22% on a net asset value basis as compared to the average of general equity funds as tracked by Lipper Analytical Service Inc. and the S&P 500, which were up 19.47% and 23.22% respectively. (For the Fund's total return with sales charge and performance commentary, please refer to the following page.)
         The strength of the US market continues to surprise most observers.
It appears "as expected" or "better than expected" earnings reports are driving the market as not even a 0.40% rise in interest rates at year end had any meaningful negative impact on stock prices. The price/earnings ratio of the S&P 500 is around 18, which is not abnormally high from an historic perspective. Additionally, the demand for long-term financial assets continues to be strong as cash flows into mutual funds remain high. Interest rates and inflation are likely to remain low but we would expect the Federal Reserve Board to tighten monetary policy should there be any indications to the contrary.
         About half of the Ivy Growth Fund is invested in larger capitalization stocks which were very much in favor in 1996. Demographics, and in particular an aging population is one investment theme found in the Fund. The thesis is that as people get older, they tend to spend more money on services rather than goods. According to our research, these services are generally health care, financial and leisure time.
         Real estate investment trusts (REITs) were added in mid-1996 because the industry fundamentals became attractive and valuations were good. Global capital spending and technology are two other investment themes of the Ivy Growth Fund. US companies such as Caterpillar and Foster Wheeler should benefit from the need of countries around the world to build and rebuild their infrastructures.
         Within the technology sector, our research indicated that there was excess inventory for personal computers and semiconductors, particularly memory circuits at the start of 1996. This excess diminished earnings visibility and pressured valuations, even in those sectors unaffected by the inventory cycle. However, by mid- to late-summer, there was evidence of a gradual improvement which benefitted the technology portion of the Ivy Growth Fund.
         We continue to believe many markets outside the US are attractively priced and offer the added benefit of geographic diversification. The foreign stocks in the Fund are spread throughout Europe, Asia and Latin America and are selected using a long-term value approach. Most are large-capitalization issues located in developed markets. Despite the lackluster performance of many foreign markets in 1996, the international equities in the Ivy Growth Fund made a positive contribution to its overall return. Looking ahead, we believe this portion of the Fund should continue to reduce overall volatility and enhance long-term returns.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GROWTH FUND PERFORMANCE COMMENTARY
The Ivy Growth Fund provided investors with solid returns in 1996 although it did underperform the average of general equity funds as tracked by Lipper, and the S&P 500. For the twelve months ended December 31, 1996 the Fund was up 17.22% on a total return basis. This compares to 19.47% and 23.22% for the average of general equity funds and the S&P 500 respectively. The difference in performance is attributed to the investment strategy of the Fund as compared to its two benchmarks. The average Lipper general equity fund and the S&P 500 are primarily invested in large capitalization US companies.

                        10-YEAR PERFORMANCE COMPARISONS
                            OF THE FUND OF A $10,000
                                   INVESTMENT

                                     CHART
All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Lipper Average Growth Fund represents the performance of the average growth fund as measured by Lipper Analytical Services, Inc. The S&P 500 is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

----------------------------------------------------------------------------------
                                             IVY GROWTH FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                           -------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                           -------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                            --------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                 10.48%      10.48%     11.02%    16.02%    11.02%    16.02%
----------------------------------------------------------------------------------
 5 Yr.                 10.03%       9.97%       --        --        --        --
----------------------------------------------------------------------------------
10 Yr.                 11.09%      11.06%       --        --        --        --
----------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              11.36%    12.09%    11.28%    12.02%
                                                C:        C:        C:        C:
 Since Inception       10.75%      10.74%      4.20%     5.20%     4.20%     5.20%
----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 97.8%     SHARES        VALUE
-----------------------------------------------------
BASIC INDUSTRIES -- 6.6%
AKZO Nobel NV(a)............     12,000   $  1,637,243
Anglo-American Corporation
  of South Africa
  Limited(a)................      6,000        330,305
AssiDoman AB(a).............     24,200        673,401
BASF AG(a)..................     19,000        727,398
Bayer AG(a).................     11,500        466,013
Cementos de Mexico S.A.
  'B'(a)....................    118,750        461,604
Crown Cork & Seal Company,
  Inc.......................     30,000      1,631,250
Du Pont (E.I.) De Nemours &
  Company...................     27,000      2,548,125
Enso OY -- R(a).............     72,000        577,998
Ferro Corporation...........     46,000      1,305,250
Fletcher Challenge
  Building(a)...............    183,750        564,742
Fletcher Challenge
  Forests(a)................    104,286        174,626
Fletcher Challenge
  Paper(a)..................    184,500        379,335
Guangdong Tannery Ltd.(a)...     80,000         20,168
Harsco Corporation..........     38,000      2,603,000
Holderbank Financiere Glaris
  AG(a).....................      1,520      1,082,220
Imperial Chemical Industries
  PLC -- Sponsored ADR
  (a).......................     19,000        988,000
Millenium Chemicals
  Inc.*(a)..................      2,285         40,559
Nampak Limited (a)..........     34,400        136,791
Philips Electronics NV(a)...     18,600        752,716
Semen Gresik(a).............    110,000        353,862
Stora Kopparbergs Bergslags
  Aktiebolag(a).............     46,200        636,026
Trelleborg AB B Free
  Shares(a).................    116,300      1,541,463
Union Carbide Corporation
  Holding Company...........     19,000        776,625
UPM-Kymmene OY(a)...........     28,840        603,830
                                          ------------
                                            21,012,550
                                          ------------
BUSINESS SERVICES -- 2.3%
Applied Graphics
  Technologies, Inc.*.......     28,000        815,500
BISYS Group, Inc.*..........     18,000        667,125
Cohr, Inc.*.................     15,000        405,000
Copart, Inc.*...............     25,000        328,125
Corrections Corporation of
  America*..................     51,300      1,571,063
Daisytek International
  Corporation*..............     21,600        885,600
Dendrite International,
  Inc.*.....................     20,600        169,950
Employee Solutions, Inc.*...     24,000        492,000
Gartner Group, Inc.*........     24,400        950,075
Profit Recovery Group
  International, Inc.*......     32,000        512,000
Quick Response Services,
  Inc.*.....................     20,000        570,000
                                          ------------
                                             7,366,438
                                          ------------
CAPITAL GOODS -- 4.4%
AGCO Corporation............     77,000      2,204,125
American Standard Companies,
  Inc.*.....................     38,000      1,453,500
Caterpillar, Inc............     13,000        978,250
Fluor Corporation...........     15,000        941,250
Foster Wheeler
  Corporation...............     75,000      2,784,375
Johnson Controls, Inc.......     25,000      2,071,875
Kaydon Corporation..........     27,000      1,272,375
Schneider, S.A.(a)..........     24,379      1,124,989
Tecumseh Products Company...     19,000      1,090,125
                                          ------------
                                            13,920,864
                                          ------------
CONGLOMERATES -- 2.9%
Benpres Holdings Corp. --
  Sponsored GDR*(a).........     57,000        427,500
Cheung Kong(a)..............    167,000      1,484,325
Guangdong Investments(a)....  1,600,000      1,541,048
Hanson PLC ADR(a)...........     32,000        216,000
Jardine Matheson Holdings
  Ltd.(a)...................     75,200        496,320
Jardine Strategic Holdings
  Ltd.(a)...................    171,562        621,054
Jardine Strategic Holdings
  Warrants 98*(a)...........     19,062          7,625
Metro Pacific
  Corporation(a)............  1,500,000   $    370,722
New World Development
  Company Ltd.(a)...........    247,000      1,668,488
Pacific Dunlop Ltd.(a)......    215,000        546,447
Swire Pacific Ltd. Class
  A(a)......................    184,000      1,754,364
                                          ------------
                                             9,133,893
                                          ------------
CONSUMER DURABLES -- 2.0%
Brunswick Corp..............     38,500        924,000
CIADEA S.A ADR*(a)..........     40,150        190,746
Electrolux AB(a)............     12,500        724,953
Fiat SpA*(a)................    265,000        799,967
PT Astra International(a)...    142,000        390,688
Perusahaan Otomobil Nasional
  Berhad(a).................     78,000        494,158
Peugeot Citroen(a)..........      6,200        696,477
Volkswagen AG(a)............      3,600      1,489,187
Volvo AB B..................     28,000        617,162
                                          ------------
                                             6,327,338
                                          ------------
CONSUMER NON-DURABLES --6.3%
Allegiance Corporation*.....     66,200      1,828,775
Cadbury Schweppes PLC(a)....     27,000        227,560
First Commonwealth, Inc.*...     18,000        355,500
Grand Metropolitan PLC ADR
  (a).......................     27,104        857,164
Group Danone(a).............      5,500        764,897
Imperial Tobacco Group PLC
  ADR*(a)...................      8,000        102,000
Integrated Living
  Communities, Inc.*........    155,000        891,250
Mattel, Inc.................     95,000      2,636,250
Nabisco Holdings Corporation
  Class A...................     69,000      2,682,375
Nestle AG Registered (a)....      2,013      2,154,343
PepsiCo, Inc................     62,000      1,813,500
Rembrandt Group
  Limited(a)................     21,000        187,440
South African Breweries
  Ltd.(a)...................      5,287        133,941
South African Breweries Ltd.
  Sponsored ADR(a)..........      5,200        130,000
Time Warner, Inc.
  Preferred.................     23,000        891,250
Tsingtao Brewery Series
  H(a)......................  1,176,000        448,507
Tupperware Corporation......     18,500        992,062
Unilever NV ADR(a)..........      4,700        823,675
Vina Concha y Toro
  S.A.(a)...................     13,400        314,900
Warnaco Group, Inc. Class
  A.........................     69,400      2,055,975
                                          ------------
                                            20,291,364
                                          ------------
CONSUMER SERVICES -- 10.9%
ADT Limited *...............     75,000      1,715,625
Barnes & Noble, Inc.*.......     13,000        351,000
Boston Chicken, Inc.*.......     48,000      1,722,000
Carnival Corporation Class
  A.........................     80,000      2,640,000
Comcast UK Cable Partners
  Ltd.*.....................     30,000        408,750
CompUSA, Inc.*..............     27,200        561,000
Corporate Express, Inc.*....     31,400        924,338
Cuc International Inc.......     61,750      1,466,563
Eckerd Corporation *........     70,500      2,256,000
Extended Stay America,
  Inc.*.....................     46,000        925,750
Federated Department Stores,
  Inc.*.....................     30,000      1,023,750
Galeries Lafayette *(a).....      2,060        731,478
Genting Berhad(a)...........     70,000        482,280
Harte-Hanks
  Communications............     60,000      1,665,000
International Speedway
  Corp. -- Class A*.........     37,000        758,500
Julius Meinl International
  AG(a).....................      3,900        111,536
Just for Feet, Inc.*........     18,500        485,625
Lowe's Companies, Inc.......     40,000      1,420,000
Lusomundo-SGPS S.A.
  Preferred Shares(a).......     26,200        238,964
Northland Cranberries Inc.
  Class A...................     30,000        690,000
Petco Animal Supplies,
  Inc.*.....................     25,000        518,750
PetsMart Inc.*..............     16,000        350,000

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES             SHARES         VALUE
-----------------------------------------------------
Pier 1 Imports, Inc.......       87,000   $  1,533,375
Planet Hollywood
  International, Inc.*....       42,600        841,350
Premier Parks, Inc.*......       15,000        481,875
Rio Hotel and Casino,
  Inc.*...................       50,000        731,250
Robinson Department Store
  Public Company
  Limited(a)..............      272,100        527,963
Royal Caribbean Cruises
  Ltd.....................        9,300        217,387
Santa Isabel S.A.
  ADR(a)..................        8,800        199,100
Scandinavian Broadcasting
  System S.A.*............       11,000        191,125
Sears, Roebuck & Co.......       50,000      2,306,250
Station Casinos, Inc.*....       25,000        253,125
Stewart Enterprises Inc
  Class A.................       21,000        714,000
Sun International Hotels
  Ltd.*...................       30,000      1,095,000
Sunglass Hut
  International, Inc.*....      200,000      1,450,000
Sylvan Learning Systems,
  Inc.*...................       26,100        743,850
TRM Copy Centers
  Corporation *...........       62,000        604,500
Tourism Holdings
  Limited(a)..............      421,000        803,118
Viking Office Products,
  Inc.*...................       10,000        266,875
West Marine Inc.*.........       10,000        282,500
                                          ------------
                                            34,689,552
                                          ------------
ENERGY -- 6.7%
Basic Petroleum
  International, Ltd.*....       22,200        732,600
Dresser Industries, Inc...       58,000      1,798,000
Elf Aquitaine S.A.(a).....       20,000      1,816,980
Enron Corporation.........       38,000      1,638,750
Fletcher Challenge
  Energy(a)...............      263,750        764,029
Helmerich & Payne, Inc....       41,500      2,163,187
Noble Drilling
  Corporation*............       90,000      1,788,750
Norsk Hydro A.S. ADR(a)...       37,500      2,010,938
Nuevo Energy Company*.....       33,300      1,731,600
Parker & Parsley Petroleum
  Company.................       50,000      1,837,500
Schlumberger, Ltd.........       27,000      2,696,625
Shell Transport & Trading
  Co.(a)..................       65,000      1,125,137
Total S.A. ADR(a).........       20,155        811,239
YPF S.A. Sponsored
  ADR(a)..................       22,000        555,500
                                          ------------
                                            21,470,835
                                          ------------
FINANCIAL SERVICES --14.6%
ABN Amro Bank(a)..........        8,700        565,335
A.F.P. Provida S.A.
  ADR(a)..................       10,300        193,125
AMBAC, Inc................       27,000      1,792,125
Advanta Corporation Class
  B.......................       19,000        776,625
Arab Malaysian Corporation
  Berhad(a)...............      189,000        942,940
Asia Credit Company
  PLC(a)..................       17,000         67,960
Australia & New Zealand
  Banking Group Ltd.(a)...       78,000        491,278
Bank of Ireland(a)........       89,175        814,150
Bank of Scotland(a).......      180,000        950,285
Bankok Bank Public Company
  Limited(a)..............       45,000        435,257
Banque Nationale De
  Paris(a)................       13,500        521,434
Barclays PLC(a)...........       30,500        522,207
CS Holding AG(a)..........        6,500        665,626
Capital One Financial
  Corp....................        5,900        212,400
Compagnie Financiere de
  Paribas (a).............       12,455        840,678
Credit Acceptance
  Corporation*............        7,200        169,200
DCB Holdings Berhad (a)...      103,000        352,781
Dhana Siam Finance & Secs.
  Public Co. Ltd (a)......       55,000        130,850
Donaldson, Lufkin &
  Jenrette, Inc.*.........       49,400      1,778,400
Exel Limited..............       60,000      2,272,500
Federal Home Loan Mortgage
  Corp....................       21,000      2,312,625
Federal National Mortgage
  Association.............       50,000      1,862,500
First Chicago NBD
  Corporation.............       26,000      1,397,500
First Union Corporation...       33,500      2,479,000
Fortis Amev NV(a).........       24,500        856,923
Green Tree Financial
  Corp....................       17,000        656,625
HSBC Holdings PLC(a)......      115,997      2,481,902
ING Groep NV(a)...........       28,257   $  1,016,082
J.P. Morgan & Company
  Inc.....................       18,000      1,757,250
Krung Thai Bank Public
  Company Limited (a).....       75,000        144,793
Krung Thai Thanakit
  PLC(a)..................       26,000         66,420
Litchfield Financial
  Corp....................       31,500        464,625
National Australia Bank
  Ltd.(a).................       42,000        493,708
National Westminster Bank
  PLC(a)..................       41,500        486,835
NationsBank Corporation...       26,300      2,570,825
Nava Finance and
  Securities Public
  Company Limited*(a).....       40,000         54,992
Norwest Corporation.......       27,000      1,174,500
PennCorp Financial, Inc...       39,000      1,404,000
Peregrine Investment
  Holdings(a).............      828,000      1,418,359
Peregrine Investment
  Holdings Warrants*(a)...       82,800         26,494
Providian Corporation.....       35,000      1,798,125
Signet Banking
  Corporation.............       60,000      1,845,000
Societe Generale..........        4,700        507,181
Terra Nova (Bermuda)
  Holdings Ltd............       70,000      1,505,000
Travelers, Inc............       60,000      2,722,500
Westpac Banking Corp.
  Ltd.(a).................       84,000        477,696
                                          ------------
                                            46,476,616
                                          ------------
HEALTHCARE -- 12.8%
Access Health, Inc.*......       25,000      1,118,750
American Medical Response,
  Inc.*...................       25,100        815,750
Apria Healthcare Group,
  Inc.*...................       60,000      1,125,000
Arbor Health Care Company
  *.......................       24,200        629,200
Astra AB B Free
  Shares(a)...............       33,000      1,590,064
Autoimmune, Inc.*.........       15,000        230,625
Biochem Pharma, Inc.*.....       25,500      1,281,375
Biopsys Medical, Inc.*....       15,000        326,250
Boston Scientific
  Corporation*............       40,000      2,400,000
CIMA Labs, Inc.*..........       21,600        132,300
Cardiovascular
  Dynamics*...............       25,000        325,000
Centocor, Inc.*...........        8,000        286,000
Cephalon, Inc.*...........       15,000        307,500
Columbia/HCA Healthcare
  Corp....................       69,300      2,823,975
Compdent Corporation*.....       24,000        846,000
Depotech Corporation*.....       12,000        196,500
Dura Pharmaceuticals,
  Inc.*...................       33,600      1,604,400
Elan Corp.
  PLC -- Sponsored
  ADR*(a).................      117,000      3,890,250
Express Scripts,
  Inc. -- Class A*........       10,000        358,750
Geltex Pharmaceuticals,
  Inc.*...................       30,000        727,500
Genzyme Corp. -- General
  Division*...............       36,000        783,000
Genzyme Corp. -- Tissue
  Repair*.................        3,104         22,116
Health Management
  Associates, Inc.*.......       25,000        562,500
Horizon Mental Health
  Management, Inc.*.......       15,000        416,250
Humana, Inc.*.............       27,000        516,375
Liposome Company, Inc.*...       94,000      1,797,750
Medpartners/Mullikin,
  Inc.*...................       15,000        315,000
Merck KGaA(a).............       24,000        861,978
NABI, Inc.*...............       50,000        437,500
Neurex Corporation*.......       26,000        442,000
Norland Medical Systems,
  Inc.*...................       15,000        101,250
Omnicare, Inc.............       35,200      1,130,800
Orthodontic Centers of
  America,
  Inc.*...................      102,000      1,632,000
OrthoLogic Corp.*.........       20,000        112,500
Penederm, Inc.*...........        5,500         68,063
Pharmacia & Upjohn, Inc...       60,000      2,377,500
PhyCor, Inc.*.............       30,988        879,270
Physician Support Systems,
  Inc.*...................       44,000        847,000
Renal Treatment Centers
  Inc.*...................       40,000      1,020,000
Sepracor, Inc.*...........       25,000        415,625
Serologicals
  Corporation*............       18,000        636,750
Sonus Pharmaceuticals,
  Inc.*...................       22,500        669,375
Spine-Tech, Inc.*.........       10,000        250,000
Total Renal Care Holdings,
  Inc.*...................       15,000        543,750

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES             SHARES         VALUE
------------------------------------------------------
Trinity Biotech PLC ADR
  Warrants A*.............       60,000   $     90,000
Trinity Biotech PLC ADR
  Warrants B*.............       30,000         37,500
United Dental Care,
  Inc.*...................       12,000        364,500
Uromed Corporation*.......       52,500        511,875
Vencor, Inc.*.............       13,000        411,125
VidaMed, Inc.*............       30,000        386,250
Vivra, Inc.*..............       19,500        706,875
Vivus, Inc.*..............       19,500        538,688
                                          ------------
                                            40,900,354
                                          ------------
INDUSTRIAL -- 2.0%
Clipsal Industries
  Ltd.(a).................      252,000        917,280
General Electric
  Company.................       16,500      1,631,437
Hunter Douglas NV(a)......        9,900        666,778
Lyonnaise Des
  Eaux -- Dumez (a).......        9,399        873,054
SMH AG(a).................        1,000        614,424
United Waste Systems
  Inc.*...................       39,000      1,340,625
Waste Management
  International
  PLC*(a).................       51,400        404,775
                                          ------------
                                             6,448,373
                                          ------------
MISCELLANEOUS -- 0.5%
Fidelity Advisor Korea
  Fund *..................       80,000        760,000
ROC Taiwan Fund *.........       48,000        492,000
Taiwan Fund, Inc..........       22,000        489,500
                                          ------------
                                             1,741,500
                                          ------------
PROPERTY DEVELOPERS &
  INVESTMENT -- 0.3%
DBS Land Limited(a).......      157,000        578,023
Land & General
  Berhad(a)...............      150,000        359,334
                                          ------------
                                               937,357
                                          ------------
TECHNOLOGY -- 19.1%
3Com Corporation *........       20,150      1,478,506
ASM Lithography Holding NV
  *(a)....................        8,000        398,500
Aerial Communications,
  Inc.*...................       40,000        325,000
Altera Corporation *......       12,400        901,325
ANADIGICS, Inc.*..........       10,000        392,500
Analog Devices, Inc.*.....       28,000        948,500
Applix, Inc.*.............       12,000        262,500
Arch Communications Group,
  Inc.*...................       43,000        403,125
Baan Company, NV *(a).....       11,000        382,250
Bell & Howell Holdings
  Company *...............       84,000      1,995,000
CBT Group PLC ADR *.......       17,000        922,250
Cabletron Systems,
  Inc.*...................      100,000      3,325,000
Cascade Communications,
  Corp.*..................       21,600      1,190,700
Checkfree Corporation *...       48,000        822,000
Cisco Systems, Inc.*......       66,000      4,199,250
Citrix Systems, Inc.*.....        8,600        335,937
DSP Communications,
  Inc.*...................       26,000        503,750
Elec & Eltek International
  Co. Ltd.(a).............      145,000        551,000
FileNet Corporation *.....       17,000        544,000
Gemstar International
  Group
  Limited *...............       47,200        826,000
Heartland Wireless
  Communications, Inc.*...       20,000        262,500
Hewlett-Packard Company...       38,000      1,909,500
IKOS Systems, Inc.*.......       23,000        460,000
Informix Corporation *....       88,200      1,797,075
Integrated Process
  Equipment Corporation
  *.......................       10,000        180,000
Intel Corp................       43,500      5,695,781
Interlink Computer
  Sciences, Inc.*.........       69,500      1,164,125
International Business
  Machines Corp...........       23,100      3,488,100
KLA Instruments
  Corporation.............       36,000      1,278,000
Komag, Inc.*..............       15,000        406,875
Lattice Semiconductor
  Corp.*..................       21,000        966,000
Legato Systems, Inc.*.....       11,000        358,875
Linear Technology
  Corporation.............        8,000        351,000
Maxim Integrated Products,
  Inc.*...................       20,000   $    865,000
McAfee Associates,
  Inc.*...................       18,000        792,000
Microsoft Corporation *...       40,000      3,305,000
Omnipoint Corporation *...       18,000        346,500
Optika Imaging Systems,
  Inc.*...................      113,800        570,778
Oracle Systems Corp.*.....       28,800      1,202,400
P-COM, Inc................       24,000        711,000
Paging Network Inc.*......       65,000        991,250
Pairgain Technologies,
  Inc.*...................       54,400      1,655,800
Peoplesoft, Inc.*.........       13,000        623,187
Premisys Communications,
  Inc.*...................       12,000        405,000
Project Software &
  Development,
  Inc.*...................       17,000        720,375
Proxim, Inc.*.............       38,000        874,000
QUALCOMM, Inc.*...........       28,400      1,132,450
RadiSys Corporation *.....       13,600        663,000
Red Brick Systems,
  Inc.*...................       11,800        271,400
S3 Incorporated *.........       43,000        698,750
Sawtek Inc.*..............       19,300        764,762
Security Dynamics
  Technologies,
  Inc.*...................       12,000        378,000
Sykes Enterprises,
  Inc.*...................       16,500        618,750
Synopsys, Inc.*...........       23,000      1,063,750
Systemsoft Corporation
  *.......................       35,000        520,625
Transaction Network
  Services, Inc.*.........       63,750        733,125
Ultratech Stepper,
  Inc.*...................       10,000        237,500
Veritas Software
  Corporation *...........       22,500      1,119,375
VideoServer, Inc.*........        8,000        340,000
Xylan Corporation *.......       11,000        310,750
                                          ------------
                                            60,939,451
                                          ------------
TELEPHONE &
  ELECTRIC -- 3.1%
Cia. de Telecomunicaciones
  de Chile S.A.(a)........        2,500        252,813
Empresa Nacional de
  Electricidad --
  ADR(a)..................       21,900      1,533,000
Empresa Nacional de
  Electridad
  S.A.(a).................       11,800        182,900
PT Telekomunikasi
  Indonesia -- Foreign
  Reg.(a).................      280,000        482,963
Portugal Telecom
  S.A. -- ADR(a)..........       10,800        305,100
Telecomunicacoes
  Brasileiras S.A.
  Telebras(a).............       24,700      1,889,550
Telefonica de
  Argentina -- ADS(a).....        9,100        235,462
Telefonica de Espana
  S.A. -- ADR(a)..........       39,200      2,714,600
Vodafone Group
  PLC -- ADR(a)...........       35,000      1,448,125
Western Wireless Corp.*...       19,000        263,625
WinStar Communications,
  Inc.*...................       26,500        556,500
                                          ------------
                                             9,864,638
                                          ------------
TRANSPORTATION -- 0.7%
Genesee & Wyoming Inc.
  Class A *...............       20,700        719,325
Offshore Logistics,
  Inc.*...................       24,146        467,829
RailTex, Inc.*............       15,000        378,750
Wisconsin Central
  Transportation
  Corporation *...........       15,000        594,375
                                          ------------
                                             2,160,279
                                          ------------
TOTAL EQUITY SECURITIES
  (Cost --$234,701,222)...                 303,681,402
                                          ------------
REAL ESTATE INVESTMENT
  TRUSTS (REITS) -- 2.6%
Amli Residential
  Properties Trust........       60,000      1,402,500
Beacon Properties
  Corporation.............       28,000      1,025,500
First Industrial Realty
  Trust, Inc. ............       60,000      1,822,500
Prentiss Properties
  Trust*..................      100,000      2,500,000
Walden Residential
  Properties, Inc. .......       60,000      1,492,500
                                          ------------
TOTAL REITS
  (Cost -- $7,223,343)....                   8,243,000
                                          ------------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

                             NUMBER OF
OPTIONS PURCHASED -- 0.1%    CONTRACTS       VALUE
-----------------------------------------------------
Standard & Poors 500
  Index, March/670/Put....         240    $    156,000
Standard & Poors 500
  Index, March/675/Put....         264         188,100
                                          ------------
TOTAL OPTIONS PURCHASED
  (Cost -- $759,612)......                     344,100
                                          ------------
TOTAL INVESTMENTS -- 97.9%
  (Cost -- $242,684,177)(b)...             312,268,502
                                          ------------
OPTIONS WRITTEN -- (0.3%)
--------------------------
ADT Limited,
  March/22.50/Call........         250         (26,562)
Allegiance Corporation,
  February/22.50/Call.....         130         (73,125)
American Standard
  Companies, Inc.,
  April/40/Call...........          75         (16,406)
Boston Scientific
  Corporation,
  February/60/Call........          90         (29,813)
Cabletron Systems, Inc.,
  April/45/Call...........         200         (11,250)
Carnival Corporation Class
  A, April/35/Call........         200         (12,500)
Caterpillar, Inc.,
  February/80/Call........          25          (2,813)
Columbia/HCA Healthcare
  Corp.,
  February/40/Call........         140         (33,250)
Dresser Industries, Inc.,
  April/35/Call...........         115          (7,187)
Du Pont (E.I.) De Nemours
  & Company,
  April/100/Call..........          75         (18,750)
Eckerd Corporation,
  February/35/Call........         705         (13,219)
Enron Corporation,
  April/45/Call...........          75         (12,188)
General Electric Company,
  March/105/Call..........          50         (14,375)
Helmerich & Payne, Inc.,
  March/55/Call...........          85         (14,077)
Helmerich & Payne, Inc.,
  March/60/Call...........          85          (3,719)
Intel Corp.,
  April/130/Call..........          90        (124,875)
Intel Corp.,
  April/140/Call..........          45         (41,625)
International Business
  Machines Corp.,
  April/155/Call..........          45         (45,000)
International Business
  Machines Corp.,
  April/160/Call..........          45         (33,187)
Johnson Controls, Inc.,
  April/85/Call...........         100         (33,125)
Lowe's Companies, Inc.,
  April/45/Call...........         100          (5,000)
Mattel, Inc.,
  April/30/Call...........         200         (27,500)
Microsoft Corporation,
  April/80/Call...........         200        (165,000)
Nabisco Holdings
  Corporation Class A,
  March/40/Call...........         210         (35,438)
NationsBank Corporation,
  February/100/Call.......          50         (18,750)
Norwest Corporation,
  April/45/Call...........          55         (13,063)
Nuevo Energy Company,
  April/55/Call...........          65         (21,937)
Parker & Parsley Petroleum
  Company,
  March/30/Call...........         100    $    (73,125)
Schlumberger, Ltd.,
  February/105/Call.......         110         (24,062)
Travelers, Inc.,
  March/48.75/Call........         200         (25,000)
                                          ------------
TOTAL OPTIONS WRITTEN
  (Premiums
  received -- $918,726)...                    (975,921)
                                          ------------
OTHER ASSETS, LESS
  LIABILITIES -- 2.4%.....                   7,554,850
                                          ------------
NET ASSETS -- 100%........                $318,847,431
                                          ============
ADR  --   American Depository Receipt
ADS  --   American Depository Share
GDR  --   Global Depository Receipt
NV   --   Non-voting
 *  Non-income producing security.
(a) Foreign security.
(b) Cost is approximately the same for Federal income tax purposes.
OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $ 81,136,127
    Gross unrealized depreciation....................    (11,551,802)
                                                        ------------
        Net unrealized appreciation..................   $ 69,584,325
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $211,736,167 and $231,152,800, respectively, for the period ended December 31, 1996.
Forward foreign currency contracts at December 31, 1996 were:

FORWARD CONTRACTS                                                   UNREALIZED
(CURRENCY/                           PRINCIPAL      VALUE OF      APPRECIATION/
EXPIRATION/COMMITMENT)                 AMOUNT      OBLIGATION     (DEPRECIATION)
--------------------------------------------------------------------------------
Deutsch Marks/March 97/Sell.......  2,174,423 US  $ (2,191,715)      $(17,292)
French Francs/March 97/Sell.......  5,588,804 US    (5,654,490)       (65,686)
Netherland Guilders/March
 97/Sell..........................  3,737,478 US    (3,756,920)       (19,442)
Swiss Francs/March 97/Sell........  2,578,541 US    (2,546,277)        32,264
                                                  ------------       --------
Total forward foreign currency
 exchange contracts sold..........                $(14,149,402)      $(70,156)
                                                  ============       ========

Transactions in written call options during the year ended December 31, 1996 were:


                                                        PREMIUMS
                                            NUMBER OF   RECEIVED/
                                            CONTRACTS    (PAID)
                                            ---------   ---------
Outstanding at December 31, 1995..........        0      $      0
  Contracts written.......................    3,915       926,076
  Contracts closed........................      (50)       (7,350)
                                              -----      --------
Outstanding at December 31, 1996..........    3,865      $918,726
                                              =====      ========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $242,684,177).....  $312,268,502
Cash........................................................     8,984,594
Receivables
  Fund shares sold..........................................         5,718
  Dividends and interest....................................       355,778
Other assets................................................       122,716
                                                              ------------
  Total assets..............................................   321,737,308
                                                              ------------
LIABILITIES
Payables
  Distributions to shareholders.............................         2,059
  Open forward foreign currency contracts...................        70,156
  Investments purchased.....................................     1,417,851
  Fund shares repurchased...................................        21,194
  Management fee............................................       230,673
  12b-1 service and distribution fees.......................        20,190
  Other payables to related parties.........................       111,949
Accrued expenses............................................        39,884
Written options outstanding, at value (premiums
  received -- $918,726).....................................       975,921
                                                              ------------
  Total liabilities.........................................     2,889,877
                                                              ------------
NET ASSETS..................................................  $318,847,431
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($314,907,567/17,730,592 shares outstanding)..............  $      17.76
                                                              ============
Maximum offering price per share ($17.76 X 100/94.25)*......  $      18.84
                                                              ============
CLASS B
Net asset value and offering price per share
  ($3,849,718/217,627 shares outstanding)**.................  $      17.69
                                                              ============
CLASS C
Net asset value and offering price per share ($90,146 /
  5,124 shares outstanding)**...............................  $      17.59
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $248,919,219
  Accumulated net realized gain on investments..............       421,731
  Accumulated net investment income.........................        50,714
  Net unrealized appreciation (depreciation) on
    Investments and foreign currency transactions...........    69,998,630
    Options.................................................      (472,707)
    Forward foreign currency contracts......................       (70,156)
                                                              ------------
NET ASSETS..................................................  $318,847,431
                                                              ============

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $249,706 foreign taxes withheld.........               $ 4,027,582
  Interest..................................................                   820,474
                                                                           -----------
                                                                             4,848,056
                                                                           -----------
EXPENSES
  Management fee............................................  $2,608,378
  Transfer agent............................................     897,128
  Administrative services fee...............................     306,868
  Custodian fees............................................     103,350
  Blue Sky fees.............................................      30,979
  Auditing and accounting fees..............................      61,764
  Shareholder reports.......................................      14,700
  Fund accounting...........................................     131,740
  Trustees' fees............................................       3,446
  12b-1 service and distribution fees.......................     186,300
  Legal fees................................................      27,156
  Other.....................................................     125,831
                                                                           -----------
                                                                             4,497,640
  Expenses reimbursed by manager............................                   (12,486)
                                                                           -----------
    Net expenses............................................                 4,485,154
                                                                           -----------
NET INVESTMENT INCOME.......................................                   362,902
                                                                           -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized gain (loss) on
    Investments and foreign currency transactions...........                29,676,848
    Options.................................................                  (480,845)
    Forward foreign currency contracts......................                 1,468,478
  Net unrealized appreciation (depreciation) during the period on
    Investments and foreign currency transactions...........                18,302,190
    Options.................................................                  (472,707)
    Forward foreign currency contracts......................                   167,966
                                                                           -----------
    Net gain on investment transactions.....................                48,661,930
                                                                           -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............               $49,024,832
                                                                           ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                  1996           1995
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    362,902   $    835,987
  Net realized gain (loss) on
    Investments and foreign currency transactions...........    31,145,326     15,071,628
    Options.................................................      (480,845)      (345,250)
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........    18,302,190     49,271,083
    Options.................................................      (472,707)            --
    Forward foreign currency contracts......................       167,966       (149,842)
                                                              ------------   ------------
    Net increase resulting from operations..................    49,024,832     64,683,606
                                                              ------------   ------------
Class A distributions
  From net investment income................................      (389,158)      (393,729)
  In excess of net investment income........................    (1,722,867)            --
  From net realized gain....................................   (28,336,336)   (14,615,580)
  In excess of net realized gain............................            --       (521,353)
                                                              ------------   ------------
    Total distributions to Class A shareholders.............   (30,448,361)   (15,530,662)
                                                              ------------   ------------
Class B distributions
  From net realized gain....................................      (346,890)      (110,798)
  In excess of net realized gain............................            --         (9,479)
                                                              ------------   ------------
    Total distributions to Class B shareholders.............      (346,890)      (120,277)
                                                              ------------   ------------
Class C distributions
  In excess of net investment income........................          (395)            --
  From net realized gain....................................        (8,094)            --
                                                              ------------   ------------
    Total distributions to Class C shareholders.............        (8,489)            --
                                                              ------------   ------------
Fund share transactions (Note 5)
    Class A.................................................     6,870,702      9,822,759
    Class B.................................................     1,041,023        922,346
    Class C.................................................        91,198             --
                                                              ------------   ------------
    Net increase resulting from Fund share transactions.....     8,002,923     10,745,105
                                                              ------------   ------------
TOTAL INCREASE IN NET ASSETS................................    26,224,015     59,777,772
NET ASSETS
  Beginning of period.......................................   292,623,416    232,845,644
                                                              ------------   ------------
  END OF PERIOD.............................................  $318,847,431   $292,623,416
                                                              ============   ============
ACCUMULATED NET INVESTMENT INCOME...........................  $     50,714   $     25,339
                                                              ============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                1996          1995          1994          1993          1992
SELECTED PER SHARE DATA                                       --------      --------      --------      --------      --------
Net asset value, beginning of period........................  $  16.75      $  13.91      $  15.14      $  14.98      $  16.91
                                                              --------      --------      --------      --------      --------
  Income (loss) from investment operations
  Net investment income(a)..................................       .02           .05           .05           .10           .17
  Net realized and unrealized gain (loss) on investment
    transactions............................................      2.86          3.73          (.49)         1.74           .70
                                                              --------      --------      --------      --------      --------
    Total from investment operations........................      2.88          3.78          (.44)         1.84           .87
                                                              --------      --------      --------      --------      --------
  Less distributions
  From net investment income................................       .02           .02           .05           .10           .15
  In excess of net investment income........................       .11            --            --            --            --
  From net realized gain....................................      1.74           .89           .74          1.58          2.65
  In excess of net realized gain............................        --           .03            --            --            --
                                                              --------      --------      --------      --------      --------
    Total distributions.....................................      1.87           .94           .79          1.68          2.80
                                                              --------      --------      --------      --------      --------
Net asset value, end of period..............................  $  17.76      $  16.75      $  13.91      $  15.14      $  14.98
                                                              ========      ========      ========      ========      ========
Total return(%)(b)..........................................     17.22         27.33         (2.97)        12.29          5.21
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $314,908      $289,954      $231,446      $268,533      $226,068
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      1.45          1.59          1.38          1.33          1.32
  Without expense reimbursement(%)..........................      1.45          1.60          1.49          1.43          1.40
Ratio of net investment income to average net
  assets(%)(a)..............................................       .13           .32           .32           .64           .98
Portfolio turnover rate(%)..................................        72            41            39            77(e)        138
Average commission rate(f)..................................  $  .0439           N/A           N/A           N/A           N/A

                      (See Notes to Financial Statements)

                                                                                                   FOR THE PERIOD
                                                                                                  OCTOBER 23, 1993
CLASS B                                                             FOR THE YEAR ENDED            (COMMENCEMENT) TO
                                                                       DECEMBER 31,                 DECEMBER 31,
                                                              ------------------------------      -----------------
                                                               1996        1995        1994             1993
SELECTED PER SHARE DATA                                       ------      ------      ------      -----------------
Net asset value, beginning of period........................  $16.75      $13.91      $15.14          $  16.42
                                                              ------      ------      ------          --------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.13)       (.08)       (.04)               --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    2.81        3.71        (.54)              .37
                                                              ------      ------      ------          --------
    Total from investment operations........................    2.68        3.63        (.58)              .37
                                                              ------      ------      ------          --------
  Less distributions
  From net investment income................................      --          --          --               .07
  From net realized gain....................................    1.74         .73         .52              1.58
  In excess of net realized gain............................      --         .06         .13                --
                                                              ------      ------      ------          --------
    Total distributions.....................................    1.74         .79         .65              1.65
                                                              ------      ------      ------          --------
Net asset value, end of period..............................  $17.69      $16.75      $13.91          $  15.14
                                                              ======      ======      ======          ========
Total return(%).............................................   16.02(b)    26.13(b)    (3.90)(b)          2.34(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $3,850      $2,669      $1,399          $     65
Ratio of expenses to average net assets
  With expense reimbursement(%).............................    2.37        2.55        2.34              2.31(d)
  Without expense reimbursement(%)..........................    2.37        2.56        2.45              2.44(d)
Ratio of net investment loss to average net assets(%)(a)....    (.79)       (.64)       (.64)             (.33)(d)
Portfolio turnover rate(%)..................................      72          41          39                77(e)
Average commission rate(f)..................................  $.0439         N/A         N/A               N/A

                      (See Notes to Financial Statements)

                                                               FOR THE PERIOD
                                                               APRIL 30, 1996
CLASS C                                                       (COMMENCEMENT) TO
                                                                DECEMBER 31,
                                                              -----------------
                                                                    1996
SELECTED PER SHARE DATA                                       -----------------
Net asset value, beginning of period........................       $18.46
                                                                   ------
  Loss from investment operations
  Net investment loss(a)....................................         (.06)
  Net realized and unrealized gain on investment
    transactions............................................         1.02
                                                                   ------
    Total from investment operations........................          .96
                                                                   ------
  Less distributions
  In excess of net investment income........................          .09
  From net realized gain....................................         1.74
                                                                   ------
    Total distributions.....................................         1.83
                                                                   ------
Net asset value, end of period..............................       $17.59
                                                                   ======
Total return(%).............................................         5.20(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $   90
Ratio of expenses to average net assets
  With expense reimbursement(%).............................         2.44(d)
  Without expense reimbursement(%)..........................         2.44(d)
Ratio of net investment loss to average net assets(%)(a)....         (.86)(d)
Portfolio turnover rate(%)..................................           72
Average commission rate(f)..................................       $.0439
(a)    Net investment income (loss) is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c)    Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e)    The portfolio turnover rate excludes sales of portfolio
       securities made following the February 1, 1993
       reorganization between the Fund and American Investors
       Growth Fund, Inc. to realign the Fund's portfolio and
       reflects an adjustment to the monthly average value of the portfolio securities owned by the Fund during the year ended
       December 31, 1993.
(f)    For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
       This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Growth Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months. When the Fund holds covered call options, the underlying securities are held in a segregated account by the custodian.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase, put options on securities and stock indices. Exchange traded purchased options are valued at the last sales price or, in the absence of a sale, the last bid price.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $28,776,451 as capital gain dividends for its taxable year ended December 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, investments in forward foreign currency contracts, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly-owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $20,448.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of shares issued after December 31, 1991. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value of Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $153,152, $32,851 and $297 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $888,356, $8,674 and $98 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. ACQUISITION OF MACKENZIE AMERICAN FUND

     On April 1, 1995, the Fund acquired the net assets (valued at $22,845,039) of Mackenzie American Fund (MAF), approved by MAF's shareholders on March 31, 1995. The acquisition was accomplished by a tax-free exchange, based on values computed as of the close of business on March 31, 1995 of 1,558,771 (NAV $14.66) shares (1,556,917 Class A and 1,854 Class B) of the Fund for 2,170,282 (NAV $10.53) shares (2,167,700 Class A and 2,582 Class B) of MAF outstanding. MAF's net assets at that date, including $604,631 unrealized appreciation on investments, were combined with the Fund for total net assets after acquisition of $264,077,723.

5. FUND SHARE TRANSACTIONS
     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,496,693   $ 27,187,211    1,293,661   $ 20,326,652
Issued in connection with
 the acquisition of
 Mackenzie American
 Fund....................          --             --    1,556,917     22,817,867
Issued on reinvestment of
 distributions...........   1,580,308     28,065,960      854,211     14,217,886
Repurchased..............  (2,657,170)   (48,382,469)  (3,036,434)   (47,539,646)
                           ----------   ------------   ----------   ------------
Net increase.............     419,831   $  6,870,702      668,355   $  9,822,759
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     103,139   $  1,850,267      274,170   $  4,147,548
Issued in connection with
 the acquisition of
 Mackenzie American
 Fund....................          --             --        1,854         27,172
Issued on reinvestment of
 distributions...........      18,721        331,192        7,166        119,052
Repurchased..............     (63,589)    (1,140,436)    (224,460)    (3,371,426)
                           ----------   ------------   ----------   ------------
Net increase.............      58,271   $  1,041,023       58,730   $    922,346
                           ==========   ============   ==========   ============

                              FROM APRIL 30, 1996
                               (COMMENCEMENT) TO
                               DECEMBER 31, 1996
                           -------------------------
CLASS C                      SHARES        AMOUNT
-------                    ----------   ------------
Sold.....................       5,921   $    105,632
Issued on reinvestment of
 distributions...........         482          8,487
Repurchased..............      (1,279)       (22,921)
                           ----------   ------------
Net increase.............       5,124   $     91,198
                           ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVYFX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY GLOBAL SCIENCE & TECHNOLOGY FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         We would like to take this opportunity to welcome you as a shareholder of the new Ivy Global Science & Technology Fund. From its inception date of July 22, 1996 through December 31, 1996 the Fund's total return was 64.34% on a net asset value basis. This compares favorably to the S&P 500, which had a total return of 18.29% over the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         Hindsight confirms the inception date of the Fund coincided with the bottom for most technology stocks. During the first half of 1996 investors focused on excess inventories of personal computers and semiconductors. By late summer these concerns, which had been overhanging the entire technology sector, began to lift and earnings visibility increased. Improving fundamentals and a favorable overall market environment drove most technology stocks higher through year end.
         While technology is a global phenomenon, it has emerged as one of the major growth engines of the US economy representing more than 10% of GDP. This compares to only 4% in the late 1970s. We believe in no other sector of the economy is the pace of change so rapid, nor the opportunity for growth so great. In just the last ten years, billions of dollars of wealth have been created by young companies like Intel, Microsoft, Cisco, and Oracle.
         Our research supports our belief that we are still in the early part of the growth curve. On a macro level, we expect several factors to drive further growth. One of the most important is the continuing improvement in the price/performance characteristics of semiconductors and the resulting decline in the cost of computing power. We believe it is likely to continue over several more generations of chips and drive the cost of computing power even lower. We expect this process to generate numerous opportunities for both equipment and software companies.
         Global competition is another factor we expect to stimulate demand. Companies seeking to maintain or improve their competitive position often look to new technology as the solution. For instance, some of the fastest growing niches within the software industry include applications like help desk automation, electronic data interchange, data warehousing for decision support, and sales force automation. Early adopters are buying these and other products in their quest to gain a competitive advantage.
         We also believe that over the next few years we will see data transmitted at higher speeds, substantially enhancing the performance and utility of computer networks, including the Internet. The pace at which these improvement occur will likely be stimulated by deregulation and increased competition among telecommunication providers.
         The Ivy Global Science & Technology Fund focuses on areas that we believe have the best prospects for rapid and sustainable growth. This includes leading companies, both large and small, both domestic and global, in sectors such as software, computer networking, telecom equipment, and semiconductors, as well as indirect beneficiaries of technology growth such as distributors, systems integrators, and information service companies. The Fund also seeks participation in the growth of medical technology through investments in biotechnology, pharmaceutical, and medical device companies.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GLOBAL SCIENCE & TECHNOLOGY FUND
PERFORMANCE COMMENTARY
From the Fund's inception on July 22, 1996 through year-end 1996, the Ivy Global Science & Technology Fund was up 64.34% and outperformed the S&P 500, which was up 18.29% for the same period. The outperformance of the Fund compared to the S&P 500 is due primarily to the Fund's focus on the technology sector which outperformed the broader US market (the S&P 500).

                         PERFORMANCE COMPARISONS OF THE
                         FUND SINCE INCEPTION (7/22/96)
                            OF A $10,000 INVESTMENT
                                     CHART

------------------------------------------------------------------------------------
                                  IVY GLOBAL SCIENCE AND TECHNOLOGY FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
 1 Yr.                                          --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              59.59%    64.59%    59.46%    64.46%
                                                C:        C:        C:        C:
 Since Inception       54.89%      54.63%     63.84%    64.84%    63.71%    64.71%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses and a capital contribution by the Manager. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of Ivy Global Science & Technology Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment. The S&P 500 is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

 EQUITY SECURITIES -- 83.3%     SHARES        VALUE
-------------------------------------------------------
BIOTECHNOLOGY -- 6.4%
Alkermes, Inc.*.............       3,100   $    72,075
Autoimmune, Inc.*...........       3,700        56,888
Biochem Pharma, Inc.*.......       2,000       100,500
Centocor, Inc.*.............       1,900        67,925
Ergo Science Corporation*...       9,700       127,312
Geltex Pharmaceuticals,
  Inc.*.....................       5,800       140,650
Liposome Company Inc.*......       7,200       137,700
Neurex Corporation*.........       7,500       127,500
ViroPharma Inc.*............       6,000        52,500
                                           -----------
                                               883,050
                                           -----------
BUSINESS & FINANCIAL
  SERVICES -- 15.6%
Abacus Direct
  Corporation*..............       1,400        26,250
Applied Graphics
  Technologies, Inc.*.......       4,400       128,150
BISYS Group, Inc............       3,000       111,188
CBT Group PLC ADR*(a).......       3,200       173,600
CCC Information Services
  Group*....................         200         3,200
CFI Proservices Inc.*.......       2,200        31,350
CHS Electronics, Inc.*......       3,900        66,787
CompUSA, Inc.*..............         200         4,125
Computer Learning Centers,
  Inc.*.....................       1,000        28,500
Cotelligent Group, Inc.*....       6,000       144,750
Cuc International, Inc.*....       3,000        71,250
Daisytek International
  Corporation*..............       2,700       110,700
Desktop Data, Inc.*.........       5,400       103,950
Fair Issac and Company
  Inc.......................       2,500        97,812
Forrester Research, Inc.*...       5,000       128,750
Gartner Group, Inc. -- Class
  A*........................       1,400        54,513
Ingram Micro Inc. -- Class
  A*........................       6,900       158,700
Intelligroup, Inc.*.........       2,500        27,500
International
  Telecommunication Data
  Systems, Inc.*............       2,000        48,500
LCC International,
  Inc. -- Class A...........       3,700        68,450
Lason Holdings, Inc.*.......       3,100        63,550
Meta Group, Inc.*...........       1,200        32,400
Profit Recovery Group
  International, Inc.
  (The)*....................       6,000        96,000
Quickresponse Services
  Inc.*.....................       2,300        65,550
Sabre Group Holdings Inc....         400        11,150
Superior Consultant Holdings
  Corporation*..............       4,100       101,475
Sykes Enterprises,
  Inc.*(a)..................       3,400       127,500
Whittman-Hart, Inc.*........       3,200        82,000
                                           -----------
                                             2,167,650
                                           -----------
COMPUTER SOFTWARE -- 17.5%
Aspect Development, Inc.*...       1,900        51,775
Baan Company, NV*(a)........       2,500        86,875
Carnegie Group, Inc.*.......       2,800        19,600
Citrix Systems, Inc.*.......       2,100        82,031
DataWorks Corporation*......       5,200       131,300
Dendrite International,
  Inc.*.....................       5,600        46,200
Forte Software, Inc.*.......         200         6,550
Indus Group, Inc.*..........       3,200        82,400
Infinity Financial
  Technology, Inc.*.........       2,400        41,400
Interlink Computer Sciences,
  Inc.*.....................      11,800       197,650
JDA Software Group, Inc.*...       2,700        76,950
Legato Systems, Inc.*.......       2,400        78,300
McAfee Associates, Inc.*....       1,500        66,000
Memco Software Ltd.*........      10,000       176,250
Microsoft Corporation*......       1,600       132,200
Optika Imaging Systems,
  Inc.*.....................      20,300       101,817
Oracle Corporation*.........       1,200   $    50,100
Planning Sciences
  International PLC*........       5,100        61,200
Project Software &
  Development, Inc.*........         900        38,137
Rational Software
  Corporation*..............       2,200        87,038
Red Brick Systems, Inc.*....       3,400        78,200
Remedy Corporation*.........         400        21,500
Rogue Wave Software*........       4,600        72,450
SPSS, Inc.*.................       3,300        91,988
SQA, Inc.*..................         300         9,975
Saville Systems Ireland
  ADR*(a)...................       2,200        89,375
Security Dynamics
  Technologies, Inc.*.......         600        18,900
Segue Software*.............         500         9,125
Select Software Tools
  ADR*(a)...................       5,700       104,025
Siebel Systems, Inc.*.......       1,800        48,600
Systemsoft Corporation*.....       6,600        98,175
Veritas Software Corp.*.....       1,500        74,625
Versant Object Technology
  Corp.*....................       4,000        74,500
White Pine Software,
  Inc.*.....................       3,000        21,750
                                           -----------
                                             2,426,961
                                           -----------
HEALTHCARE -- 8.5%
Aksys, Ltd.*................       1,300        11,212
Amisys Managed Care
  Systems*..................       4,600        78,200
Biopsys Medical, Inc.*......       2,000        43,500
Cambridge Heart Inc.........       3,000        33,750
Cardiovascular Dynamics,
  Inc.*.....................       3,000        39,000
Cytec Corporation*..........         800        21,600
EndoSonics Corporation*.....       6,700       102,175
Endovascular Technologies,
  Inc.*.....................       1,800        17,550
FemRx, Inc.*................       8,600        38,700
Heartstream, Inc.*..........       3,000        37,500
HemaSure, Inc.*.............       8,300        51,875
Intelligent Medical Imaging,
  Inc.*.....................       9,000        56,250
MedQuist Inc.*..............       1,900        47,025
Molecular Devices
  Corporation*..............         500         7,781
OrthoLogic Corp.*...........       6,300        35,438
Physician Support Systems,
  Inc.*.....................       6,400       123,200
Serologicals Corporation*...       1,500        53,063
Spine-Tech, Inc.*...........       1,700        42,500
Sunquest Information
  Systems, Inc.*............       4,600        65,550
Uromed Corporation*.........       3,900        38,025
VidaMed, Inc.*..............      10,200       131,325
Vivus, Inc.*................       2,800       101,500
                                           -----------
                                             1,176,719
                                           -----------
MISCELLANEOUS
  TECHNOLOGY -- 12.9%
Biacore International AB
  Sponsored ADR*(a).........      10,000       220,000
EPIC Design Technology,
  Inc.*.....................         400        10,000
Gemstar International Group
  Ltd.*.....................       6,100       106,750
IKOS Systems, Inc.*.........       3,500        70,000
Intel Corporation...........       2,800       366,625
Komag, Inc.*................         200         5,425
ONTRACK Data International,
  Inc.*.....................      11,300       169,500
Periphonics Corp.*..........       2,400        70,200
QIAGEN NV...................       4,600       118,450
RadiSys Corporation*........       2,000        97,500
SBS Technologies, Inc.*.....       4,500       166,500
SeaChange International,
  Inc.*.....................       1,500        38,250
Synopsys, Inc.*.............       2,300       106,375
Technology Modeling
  Associates, Inc.*.........       5,400        71,550
Viisage Technology, Inc.*...      11,600       168,200
                                           -----------
                                             1,785,325
                                           -----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

     EQUITY SECURITIES          SHARES        VALUE
-------------------------------------------------------
NETWORK & TELECOMMUNICATION
  EQUIPMENT -- 8.9%
3Com Corporation*...........         300   $    22,013
ACT Networks, Inc.*.........         800        29,200
Aware, Inc.*................       2,400        24,300
Cascade Communications
  Corp.*....................       1,100        60,638
Cisco Systems, Inc.*........       5,100       324,487
DSP Communications, Inc.*...       5,100        98,813
Harmonic Lightwaves,
  Inc.*.....................       1,600        24,600
International Network
  Services*.................       1,800        54,337
NetVantage, Inc.*...........         800         7,200
Network Appliance, Inc.*....       3,100       157,712
Orckit Communications
  Ltd.*.....................       6,700        65,325
P-COM, Inc..................       2,000        59,250
Pairgain Technologies,
  Inc.*.....................       1,800        54,788
Premisys Communications,
  Inc.*.....................       2,200        74,250
Proxim, Inc.*...............       4,000        92,000
Sawtek Inc.*................         700        27,738
Xylan Corporation*..........       2,000        56,500
                                           -----------
                                             1,233,151
                                           -----------
PHARMACEUTICALS -- 3.7%
Anesta Corp.*...............       6,100       117,425
Applied Analytical
  Industries, Inc.*.........         500         9,562
Calypte Biomedical
  Corporation*..............         900         7,425
Dura Pharmaceuticals,
  Inc.*.....................       1,600        76,400
Penederm Inc.*..............      12,000       148,500
Sepracor, Inc.*.............       3,200        53,200
Sonus Pharmaceuticals,
  Inc.*.....................       3,500       104,125
                                           -----------
                                               516,637
                                           -----------
SEMICONDUCTORS &
  EQUIPMENT -- 5.8%
ASM Lithography Holding
  NV*(a)....................       2,700       134,494
Actel Corporation*..........         400         9,500
Altera Corporation*.........         700        50,881
Analog Devices*.............       1,700        57,587
Benchmarq Microelectronics,
  Inc.*.....................       4,000        85,500
Cymer, Inc.*................       1,700        81,812
Etec Systems, Inc.*.........       3,900       149,175
Lattice Semiconductor
  Corp.*....................         200         9,200
Maxim Integrated Products,
  Inc.*.....................       1,000        43,250
Micrel, Inc.*...............       2,000        63,250
Pri Automation, Inc.*.......       1,000        45,500
S3 Inc.*....................       1,500        24,375
Trident Microsystems,
  Inc.*.....................       3,000        50,625
                                           -----------
                                               805,149
                                           -----------
TELECOMMUNICATION
  SERVICES -- 4.0%
Advanced Fibre
  Communications*...........         700   $    38,938
Aerial Communications,
  Inc.*.....................         400         3,250
Arch Communications Group,
  Inc.*.....................       4,500        42,187
FaxSav Incorporated*........       3,700        20,350
Lightbridge, Inc.*..........      13,500       115,594
Omnipoint Corporation*......       2,000        38,500
Paging Network, Inc.*.......       5,700        86,925
Transaction Network
  Services, Inc.*...........       5,500        63,250
Univision Communications
  Inc.*.....................         800        29,600
Western Wireless Corp.*.....       1,900        26,362
WinStar Communications,
  Inc.*.....................       3,900        81,900
                                           -----------
                                               546,856
                                           -----------
TOTAL EQUITY
  SECURITIES -- 83.3%
  (Cost --$10,533,391)(b)...                11,541,498
OTHER ASSETS, LESS
  LIABILITIES -- 16.7%......                 2,313,590
                                           -----------
NET ASSETS -- 100%..........               $13,855,088
                                           ===========

ADR  --   American Depository Receipt
NV   --   Non-voting
 *  Non-income producing security.
(a) Foreign security.
(b) Cost is approximately the same Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation......................   $1,535,482
    Gross unrealized depreciation......................     (527,375)
                                                          ----------
        Net unrealized appreciation....................   $1,008,107
                                                          ==========

Purchases and sales of securities other than short-term obligations aggregated $11,296,686 and $825,212, respectively, for the period ended December 31, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $10,533,391)......  $11,541,498
Cash........................................................    2,199,985
Receivables
  Fund shares sold..........................................      149,399
Deferred organization expenses..............................       54,503
Other assets................................................          828
                                                              -----------
  Total assets..............................................   13,946,213
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................          252
  Investments purchased.....................................       54,378
  Fund shares repurchased...................................        4,775
  Management fee............................................       10,872
  12b-1 service and distribution fees.......................        5,930
  Other payables to related parties.........................        5,388
Accrued expenses............................................        9,530
                                                              -----------
  Total liabilities.........................................       91,125
                                                              -----------
NET ASSETS..................................................  $13,855,088
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($8,324,366/507,461 shares outstanding)...................  $     16.40
                                                              ===========
Maximum offering price per share ($16.40 X 100/94.25)*......  $     17.40
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($3,424,686/208,309 shares outstanding)**.................  $     16.44
                                                              ===========
CLASS C
Net asset value and offering price per share
  ($2,106,036/127,942 shares outstanding)**.................  $     16.46
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $12,860,136
  Accumulated net realized loss on investments..............      (13,155)
  Net unrealized appreciation on investments................    1,008,107
                                                              -----------
NET ASSETS..................................................  $13,855,088
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
FOR THE PERIOD JULY 22, 1996 (COMMENCEMENT) TO DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends.................................................             $       140
  Interest..................................................                      61
                                                                         -----------
                                                                                 201
                                                                         -----------
EXPENSES
  Management fee............................................  $ 20,965
  Transfer agent............................................     2,446
  Administrative services fee...............................     2,096
  Custodian fees............................................     2,643
  Blue Sky fees.............................................     4,129
  Auditing and accounting fees..............................     2,200
  Amortization of organization expenses.....................     2,642
  Fund accounting...........................................     9,171
  Trustees' fees............................................     2,964
  12b-1 service and distribution fees.......................    10,186
  Legal.....................................................     5,439
  Other.....................................................     1,000
                                                                         -----------
                                                                              65,881
  Expenses reimbursed by manager............................                 (14,813)
                                                                         -----------
    Net expenses............................................                  51,068
                                                                         -----------
NET INVESTMENT LOSS.........................................                 (50,867)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments..........................                  61,918
  Net unrealized appreciation during the period on
    investments.............................................               1,008,107
                                                                         -----------
    Net gain on investment transactions.....................               1,070,025
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $ 1,019,158
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD JULY 22, 1996 (COMMENCEMENT) TO DECEMBER 31, 1996

INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $   (50,867)
  Net realized gain on investments..........................       61,918
  Net unrealized appreciation during the period on
    investments.............................................    1,008,107
                                                              -----------
    Net increase resulting from operations..................    1,019,158
                                                              -----------
Distributions from net realized gain
  Class A...................................................      (17,214)
  Class B...................................................       (3,926)
  Class C...................................................       (3,066)
                                                              -----------
    Total distribution paid to shareholders.................      (24,206)
                                                              -----------
Fund share transactions (Note 4)
  Class A...................................................    7,567,192
  Class B...................................................    3,263,292
  Class C...................................................    2,029,658
  Class I...................................................           (6)
                                                              -----------
    Net increase resulting from
      Fund share transactions...............................   12,860,136
                                                              -----------
NET ASSETS AT END OF PERIOD.................................  $13,855,088
                                                              ===========

FINANCIAL HIGHLIGHTS

                                                              CLASS A           CLASS B           CLASS C
                                                              --------          --------          --------
SELECTED PER SHARE DATA                                               FOR THE PERIOD JULY 22, 1996
                                                                  (COMMENCEMENT) TO DECEMBER 31, 1996
                                                              --------------------------------------------
Net asset value, beginning of period........................   $10.00            $10.00            $10.00
                                                               ------            ------            ------
  Income from investment operations
  Net investment loss(a)....................................     (.06)             (.06)             (.05)
  Net realized and unrealized gain on investment
    transactions............................................     6.49              6.52              6.53
                                                               ------            ------            ------
    Total from investment operations........................     6.43              6.46              6.48
                                                               ------            ------            ------
  Less distributions
  From net realized gain....................................      .03               .02               .02
                                                               ------            ------            ------
    Total distributions.....................................      .03               .02               .02
                                                               ------            ------            ------
Net asset value, end of period..............................   $16.40            $16.44            $16.46
                                                               ======            ======            ======
Total return(%)(b)..........................................    64.34             64.59             64.84
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................   $8,324            $3,425            $2,106
Ratio of expenses to average net assets
  With expense reimbursement(%)(c)..........................     2.19              2.99              2.95
  Without expense reimbursement(%)(c).......................     2.90              3.70              3.66
Ratio of net investment loss to average net
  assets(%)(a)(c)...........................................    (2.18)            (2.98)            (2.94)
Portfolio turnover rate(%)..................................       23                23                23
Average commission rate(d)..................................   $.0600            $.0600            $.0600

(a) Net investment loss is net of expenses reimbursed by manager.
(b) Total return represents aggregate total return and does not reflect a sales charge.
(c)     Annualized.
(d) This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Science & Technology Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Funds's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the period ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $16,160.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $3,592, $4,377 and $2,217 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $1,499, $696 and $251 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions from July 22, 1996 (Commencement) to December 31, 1996, for Class A, Class B, Class C and Class I were as follows:

CLASS A                                       SHARES       AMOUNT
-------                                       -------    ----------
Sold........................................  513,259    $7,659,940
Issued on reinvestment of distributions.....      995        16,325
Repurchased.................................   (6,793)     (109,073)
                                              -------    ----------
Net increase................................  507,461    $7,567,192
                                              =======    ==========

CLASS B                                       SHARES       AMOUNT
-------                                       -------    ----------
Sold........................................  228,288    $3,587,953
Issued on reinvestment of distributions.....      228         3,741
Repurchased.................................  (20,207)     (328,402)
                                              -------    ----------
Net increase................................  208,309    $3,263,292
                                              =======    ==========

CLASS C                                       SHARES       AMOUNT
-------                                       -------    ----------
Sold........................................  128,623    $2,040,762
Issued on reinvestment of distributions.....      178         2,937
Repurchased.................................     (859)      (14,041)
                                              -------    ----------
Net increase................................  127,942    $2,029,658
                                              =======    ==========

CLASS I                                       SHARES       AMOUNT
-------                                       -------    ----------
Sold........................................        1    $       10
Repurchased.................................       (1)          (16)
                                              -------    ----------
Net decrease................................       --    $       (6)
                                              =======    ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Science & Technology Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statements of operations, the statement of changes in net assets and the financial highlights for the period July 22, 1996 (commencement) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standard. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period July 22, 1996 (commencement) to December 31, 1996, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVTAX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY BOND FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         A combination of moderate economic growth with stable inflation provided the best of both worlds for corporate bond investors in 1996. Within this environment, the Ivy Bond Fund performed very well. For the twelve months ended December 31, 1996, the Ivy Bond Fund was up 8.06% on a net asset value basis. This compares favorably to the general corporate bond fund average as tracked by Morningstar Inc., which was up 3.64%. The Fund invested primarily in corporate bonds, which provided better returns to investors than other fixed income assets. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         Looking at the US economy, we expect to see continued moderate economic growth with low and contained inflation. We believe the Federal Reserve Board will tighten monetary policy if it perceives an inflationary threat from rising labor costs. Labor costs, the primary factor that drives inflation, continue to be pressured by the ongoing substitution of capital (in the form of technology) for labor, in both the manufacturing and service industries. These costs have been declining for the past ten years in developed markets and have just recently begun to creep up. Tighter labor markets will result in higher wage costs; however, we don't expect these higher costs to be passed on to consumers.
         We believe the more likely scenario will be corporate profitability will fall victim to these higher costs. If labor costs increase too much, companies always have the option of moving operations to a lower cost location and/or continuing to automate. This scenario is more likely to happen in a world of low trade barriers, which is the world we live in now. Additionally, if the Federal Reserve Board were to perceive rising labor costs as a threat to price stability, the financial markets would expect preemptive tightening by the Federal Reserve Board. Higher interest rates resulting from this action would dampen economic growth, which would ultimately send interest rates lower. Currently, however, we don't believe there is any threat on the horizon to a positive environment for the bond market.
         We expect interest rates to remain in a trading range over the next year. And, we will continue our efforts to seek the best yield and return opportunities for Ivy Bond Fund. The Ivy Bond Fund continues to be invested in bonds rated BBB by Standard & Poor's or the equivalent rating by Moody's Investors Services. These bonds are issued by a widely diversified group of companies in many different industries. We believe the best values in the corporate bond market, however, tend to be among those companies whose credit ratings are below BBB. The Fund has and will continue to invest in these bonds. Positioning in these bonds, together with higher rated bonds, has been a key factor in the Fund's strong performance.
         A portion of the Fund invests in US dollar denominated bonds issued by companies in high-growth nations. Many of these bonds are issued by companies in Latin America where governments have successfully engineered economic reforms. These companies are able to tap the global capital markets to finance long-term projects because they have achieved credibility in world markets since the peso crisis in late 1994. These companies have consistently paid their coupon interest as it has become due and defaults have been rare. These bonds have made significant contributions to the overall performance of the Ivy Bond Fund.
         We believe the economic climate, both at home and abroad, has created a favorable environment for bond investors. And, as always, we will continue to utilize the broad spectrum of fixed income vehicles to provide the greatest balance of volatility and return.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY BOND FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1996, the Ivy Bond Fund was up 8.06% on a total return basis. This compares very favorably to the Morningstar general corporate bond fund category, which includes the Ivy Bond Fund and was up 3.64% for the same period. While the Morningstar category also includes fixed income securities of various quality ratings, the difference in the Fund's performance is due primarily to the difference in bond quality weightings as compared to Morningstar.
                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (9/85) OF A $10,000
                                   INVESTMENT
                                    (GRAPH)

                        ONE-, THREE-, FIVE- AND TEN-YEAR
                             CUMULATIVE PERFORMANCE
                                      LOGO

            The chart above reflects performance without the maximum sales charge of 5.75%.

------------------------------------------------------------------------------------
                                              IVY BOND FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge
                          Average Annual                Class B** & C***
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                  2.93%      2.93%       2.25%     7.25%     2.25%     7.25%
------------------------------------------------------------------------------------
 5 Yr.                  7.67%      7.66%        --        --        --        --
------------------------------------------------------------------------------------
10 Yr.                  9.30%      6.88%        --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               6.62%     7.59%     6.62%     7.59%
                                                C:        C:        C:        C:
 Since Inception        8.73%      1.41%       7.81%     8.81%     7.81%     8.81%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 4.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Ivy Bond Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The Morningstar Corporate Bond-General Fund index is an unmanaged index of fixed-income securities, primarily corporate bonds of various quality ratings. The index assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

CORPORATE BONDS -- 77.5%     PRINCIPAL       VALUE                        CORPORATE BONDS               PRINCIPAL       VALUE
---------------------------------------------------------------------------------------------------------------------------------
360 Communications Co.,
  7.50%, 03/01/06..........  $2,000,000   $  1,980,000
Affinity Group Inc.,
  11.50%, 10/15/03*........   1,000,000      1,048,750
American President Co.
  Ltd., 8.00%, 01/15/24....   1,000,000        977,500
Cobb Theatres, 10.625%,
  03/01/03*................   1,000,000      1,051,250
Conseco Inc., 10.50%,
  12/15/04.................   1,500,000      1,760,625
Cyprus Amax Minerals,
  8.375%, 02/01/23.........   1,000,000      1,020,000
Delphi Financial Group
  Inc., 8.00%, 10/01/03....   2,500,000      2,478,125
Delta Air Lines, 9.59%,
  01/12/17.................   1,500,000      1,749,375
Developers Diversified
  Realty Corp., 7.28%,
  11/24/05.................   1,000,000        960,000
Duty Free International
  Inc., 7.00%, 01/15/04....   2,000,000      1,895,000
Farmers Insurance Exchange,
  8.625%, 05/01/24.........   1,500,000      1,550,625
Fort Howard Corp., 10.92%,
  02/15/12*................   1,500,000      1,516,875
Freeport-McMoran C&G,
  7.50%, 11/15/06..........   2,000,000      1,960,000
Great Atlantic & Pacific
  Tea Inc., 7.70%,
  01/15/04.................   1,000,000        952,500
HMC Acquisition Properties
  Inc., 9.00%, 12/15/07*...   1,000,000      1,012,500
ISP Holdings Inc., 9.00%,
  10/15/03*................   1,000,000      1,016,250
Indianapolis Life Insurance
  Co., 8.66%, 04/01/11.....   1,000,000      1,053,750
International Knife & Saw
  144A, 11.375%,
  11/15/06*................   1,000,000      1,037,500
K-III Communication Corp.,
  8.50%, 02/01/06*.........   1,000,000        987,500
Leucadia National Corp.,
  8.25%, 06/15/05..........   2,000,000      2,040,000
Long Island Lighting Co.,
  8.625%, 04/15/04.........   2,000,000      2,050,000
Lumbermens Mutual Casualty
  144A, 9.15%, 07/01/26....   2,000,000      2,180,000
Maxus Energy Corp, 10.83%,
  09/01/04*................   1,000,000      1,067,500
Metrocall, Inc., 10.375%,
  10/01/07*................     500,000        428,750
Mitchell Energy &
  Development Corp., 6.75%,
  02/15/04.................   1,000,000        960,000
Motors and Gears Inc.,
  10.75%, 11/15/06*........   1,000,000      1,031,250
News America Holdings,
  7.75%, 01/20/24..........   2,000,000      1,907,500
News America Holdings,
  7.70%, 10/30/25..........   1,000,000        945,000
Ocwen Federal Bank, 12.00%,
  06/15/05*................     500,000        548,750
Overseas Shipholding Group,
  Inc., 8.75%, 12/01/13....   4,000,000      4,120,000
PDV America Inc., 7.875%,
  08/01/03.................   3,000,000      2,932,500
Pegasus Media &
  Communications, 12.50%,
  07/01/05*................   1,000,000      1,080,000
Pioneer-Standard, 8.50%,
  08/01/06.................   3,000,000      3,052,500
RHG Finance Corp., 8.875%,
  10/01/05.................   2,000,000      2,082,500
RJR Nabisco Inc., 8.75%,
  07/15/07.................   3,600,000      3,573,000
RJR Nabisco Inc., 9.25%,
  08/15/13.................   2,000,000      2,022,500
RSL Communications Ltd.,
  12.25%, 11/15/06*........   1,000,000      1,005,000
Shop Vac Corp. 144A,
  10.625%, 09/01/03*.......   1,000,000      1,052,500
Sithe/Independence Funding,
  8.50%, 06/30/07..........   1,000,000      1,010,000
Sprint Spectrum, 11.00%,
  08/15/06*................   1,000,000      1,082,500
Stuart Entertainment 144A,
  12.50%, 11/15/04*........   1,000,000      1,017,500
TCI Communications, Inc.,
  8.75%, 08/01/15..........   1,000,000        985,000
TCI Communications, Inc.,
  9.25%, 01/15/23..........  $2,000,000   $  1,985,000
Terex Corp., 13.25%,
  05/15/02*................   1,000,000      1,077,500
Time Warner Inc., 8.18%,
  08/15/07.................     750,000        772,500
Time Warner Inc., 9.125%,
  01/15/13.................   1,500,000      1,614,375
Time Warner Inc., 9.15%,
  02/01/23.................   2,000,000      2,167,500
Turner Broadcasting System,
  8.40%, 02/01/24..........   1,000,000        961,250
USX Marathon Group, 9.375%,
  05/15/22.................   1,000,000      1,147,500
USX Marathon Group, 8.50%,
  03/01/23.................   1,000,000      1,057,500
Unisys Corp., 11.75%,
  10/15/04*................     500,000        531,250
United Air Lines, 9.75%,
  08/15/21.................   2,500,000      2,946,875
Willcox & Gibbs Inc.,
  12.25%, 12/15/03*........   2,000,000      1,980,000
                                          ------------
TOTAL CORPORATE BONDS
  (Cost -- $78,146,851)....                 80,423,625
                                          ------------
U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS -- 6.4%
---------------------------
Federal National Mortgage
  Assoc., 5.25%,
  01/02/97.................   4,700,000      4,699,315
U.S. Treasury Note, 6.25%,
  10/31/01.................   1,000,000      1,000,500
U.S. Treasury Note, 6.50%,
  11/15/26.................   1,000,000        981,190
                                          ------------
TOTAL U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS
  (Cost -- $6,687,283).....                  6,681,005
                                          ------------
U.S. DOLLAR DENOMINATED
FOREIGN BONDS -- 15.7%
---------------------------
APP International Finance,
  11.75%, 10/01/05*........     500,000        535,000
Acindar Industries, 11.30%
  FRN, 11/12/98............     500,000        487,500
Banco Ganadero S.A., 9.75%,
  08/26/99.................   1,000,000      1,055,000
Bombril S.A., 8.00%,
  08/26/98*................     500,000        486,250
Buenos Aires Embotelladora
  144A, 8.50%, 12/29/00*...   1,000,000        731,250
Cemex S.A. 144A, 12.75%,
  07/15/06.................     500,000        558,750
Companhia Suzano Papel 144A
  REGD, 10.25%,
  10/06/01*................     900,000        901,125
Comtel Brasiliera 144A,
  10.75%, 09/26/04.........     400,000        411,000
General Electric Capital
  Corp., FRN, 03/10/97.....   1,000,000        405,920(a)
Grupo Industrial Durango,
  12.00%, 07/15/01*........     500,000        538,125
Grupo Televisa S.A. 144A,
  13.25%, 05/15/08*........   1,000,000        663,750
Guangdong Enterprises,
  8.75%, 12/15/03*.........   1,500,000      1,470,000
Inco Ltd., 9.60%,
  06/15/22.................   1,000,000      1,101,250
Industrias Unidas, 8.50%,
  01/27/99*................   1,000,000        953,750
Iochpe-Maxion S.A. 144A,
  12.375%, 11/08/02*.......     900,000        893,250
Mechala Group 144A, 12.75%,
  12/30/99*................   1,000,000      1,007,500
Metalurgica Gerdau S.A.,
  10.25%, 11/23/01*........     500,000        503,750
Metalurgica Gerdau S.A.,
  11.125%, 05/24/04*.......     500,000        511,250
Petroleo Brasileiro S.A.
  144A, 10.00%,
  10/17/06*................   1,125,000      1,119,375
Polysindo International
  Finance, 11.375%,
  06/15/06*................     500,000        539,375
Singer Co. NV, 7.00%,
  04/01/03.................   1,500,000      1,413,750
                                          ------------
TOTAL U.S. DOLLAR
  DENOMINATED FOREIGN BONDS
  (Cost -- $16,356,457)....                 16,286,920
                                          ------------

                      (See Notes to Financial Statements)

COMMON STOCK AND RIGHTS -- 0.0%              SHARES        VALUE
--------------------------------------------------------------------
Pegasus Media Class B....................       2,256   $     31,025
Terex Corp. -- Appreciation Rights(c)....       4,000          8,000
                                                        ------------
TOTAL COMMON STOCK AND RIGHTS
  (Cost -- $12,500)......................                     39,025
                                                        ------------
                                            NUMBER OF
OPTIONS PURCHASED -- 0.1%                   CONTRACTS
-----------------------------------------  ----------
U.S. Long Bond, March/112/Put
  (Cost -- $70,687)......................         500         47,656
                                                        ------------
TOTAL INVESTMENTS -- 99.7%
  (Cost -- $101,273,778)(b)..............                103,478,231
OTHER ASSETS, LESS LIABILITIES -- 0.3%...                    321,060
                                                        ------------
NET ASSETS -- 100%.......................               $103,799,291
                                                        ============
 *  Below investment grade security.
(a) Security valued in good faith by the Valuation Committee of the
    Board of Trustees. The cost of this security at December 31,
    1996 aggregated $687,870. See Note 1 of the Notes to the
    Financial Statements.

COMMON STOCK AND RIGHTS -- 0.0%              SHARES        VALUE
(b) Cost for Federal income tax purposes is $101,438,718.
(c) Non-income producing security.
FRN  -- Floating Rate Note
REGD -- Registered
OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for
Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $  3,397,790
    Gross unrealized depreciation....................     (1,358,277)
                                                        ------------
        Net unrealized appreciation..................   $  2,039,513
                                                        ============
Purchases and sales of securities other than U.S. Government securities and short-term obligations aggregated $92,109,762 and
$103,552,516, respectively, for the period ended December 31, 1996.
Purchases and sales of U.S. Government and Government Agency obligations aggregated $10,940,782 and $9,944,345, respectively, for the period ended December 31, 1996.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $101,273,778).....  $103,478,231
Cash........................................................        10,914
Receivables
  Fund shares sold..........................................        18,589
  Interest..................................................     2,364,131
Other assets................................................        61,194
                                                              ------------
    Total assets............................................   105,933,059
                                                              ------------
LIABILITIES
Payables
  Distributions to shareholders.............................         1,352
  Investments purchased.....................................     1,965,000
  Fund shares repurchased...................................         1,184
  Management fee............................................        66,406
  12b-1 service and distribution fees.......................        26,632
  Other payables to related parties.........................        32,020
Accrued expenses............................................        41,174
                                                              ------------
    Total liabilities.......................................     2,133,768
                                                              ------------
NET ASSETS..................................................  $103,799,291
                                                              ============
CLASS A
Net asset value and redemption price per share
  ($97,881,161 / 9,988,507 shares outstanding)..............  $       9.80
                                                              ============
Maximum offering price per share ($9.80 x 100 / 95.25)*.....  $      10.29
                                                              ============
CLASS B
Net asset value and offering price per share
  ($5,299,990 / 540,977 shares outstanding)**...............  $       9.80
                                                              ============
CLASS C
Net asset value and offering price per share
  ($618,140 / 62,961 shares outstanding)**..................  $       9.82
                                                              ============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $107,251,442
  Accumulated net realized loss on investments..............    (5,667,549)
  Accumulated net investment income.........................        10,945
  Net unrealized appreciation (depreciation) on
    Investments.............................................     2,227,484
    Options.................................................       (23,031)
                                                              ------------
NET ASSETS..................................................  $103,799,291
                                                              ============

 * On sales of more than $100,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest..................................................             $9,290,175
                                                                         ----------
EXPENSES
  Management fee............................................  $781,647
  Transfer agent............................................   189,205
  Administrative services fee...............................   104,220
  Custodian fees............................................    45,074
  Blue Sky fees.............................................    27,003
  Auditing and accounting fees..............................    49,426
  Shareholder reports.......................................     9,202
  Fund accounting...........................................    95,017
  Trustees' fees............................................     4,539
  12b-1 service and distribution fees.......................   299,723
  Legal.....................................................    24,079
  Other.....................................................    32,301
                                                                         ----------
    Total expenses..........................................              1,661,436
                                                                         ----------
NET INVESTMENT INCOME.......................................              7,628,739
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on
    Investments.............................................                647,584
    Options.................................................               (173,422)
  Net unrealized depreciation during the period on
    Investments.............................................               (339,684)
    Options.................................................                (23,031)
                                                                         ----------
    Net gain on investments.................................                111,447
                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $7,740,186
                                                                         ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                  1996           1995
                                                              ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.....................................  $  7,628,739   $  8,001,078
  Net realized gain (loss) on
    Investments.............................................       647,584     (2,940,340)
    Options.................................................      (173,422)            --
  Net unrealized appreciation (depreciation) during the
    period on
    Investments.............................................      (339,684)    13,121,035
    Options.................................................       (23,031)            --
                                                              ------------   ------------
      Net increase resulting from operations................     7,740,186     18,181,773
                                                              ------------   ------------
Class A distributions
  From net investment income................................    (7,282,279)    (7,254,790)
  In excess of net investment income........................      (143,137)            --
  From capital paid-in......................................            --     (1,327,021)
                                                              ------------   ------------
      Total distributions to Class A shareholders...........    (7,425,416)    (8,581,811)
                                                              ------------   ------------
Class B distributions
  From net investment income................................      (332,726)      (213,541)
  In excess of net investment income........................        (9,105)            --
  From capital paid-in......................................            --        (47,497)
                                                              ------------   ------------
      Total distributions to Class B shareholders...........      (341,831)      (261,038)
                                                              ------------   ------------
Class C distributions
  From net investment income................................       (13,734)            --
  In excess of net investment income........................        (1,753)            --
                                                              ------------   ------------
      Total distributions to Class C shareholders...........       (15,487)            --
                                                              ------------   ------------
Fund share transactions (Note 4)
  Class A...................................................   (10,914,806)   (10,437,361)
  Class B...................................................       126,355      2,470,240
  Class C...................................................       606,878             --
                                                              ------------   ------------
      Net decrease resulting from Fund share transactions...   (10,181,573)    (7,967,121)
                                                              ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................   (10,224,121)     1,371,803
NET ASSETS
  Beginning of period.......................................   114,023,412    112,651,609
                                                              ------------   ------------
  END OF PERIOD.............................................  $103,799,291   $114,023,412
                                                              ============   ============
ACCUMULATED NET INVESTMENT INCOME...........................  $     10,945   $         --
                                                              ============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                           FOR THE SIX
CLASS A                                         FOR THE YEAR ENDED        MONTHS ENDED
                                                   DECEMBER 31,           DECEMBER 31,           FOR THE YEAR ENDED JUNE 30,
                                               ---------------------      -------------      ------------------------------------
                                                1996          1995            1994             1994          1993          1992
SELECTED PER SHARE DATA                        -------      --------      -------------      --------      --------      --------
Net asset value, beginning of period.........  $  9.78      $   9.01        $   9.38         $  10.34      $   9.95      $   9.61
                                               -------      --------        --------         --------      --------      --------
  Income from investment operations
  Net investment income......................      .72           .67(a)          .33(a)           .63           .55           .63(a)
  Net realized and unrealized gain (loss) on
    investments..............................      .03           .84            (.29)            (.60)         1.00           .73
                                               -------      --------        --------         --------      --------      --------
    Total from investment operations.........      .75          1.51             .04              .03          1.55          1.36
                                               -------      --------        --------         --------      --------      --------
  Less distributions
  From net investment income.................      .72           .63             .32              .61           .64           .63
  In excess of net investment income.........      .01            --              --               --            --            --
  From net realized gain.....................       --            --              --              .38           .52           .25
  In excess of net realized gain.............       --            --             .09               --            --            --
  From capital paid-in.......................       --           .11              --               --            --           .14
                                               -------      --------        --------         --------      --------      --------
    Total distributions......................      .73           .74             .41              .99          1.16          1.02
                                               -------      --------        --------         --------      --------      --------
Net asset value, end of period...............  $  9.80      $   9.78        $   9.01         $   9.38      $  10.34      $   9.95
                                               =======      ========        ========         ========      ========      ========
Total return(%)..............................     8.06(b)      17.41(b)          .43(c)          0.00(b)      16.29(b)      14.77(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands).....  $97,881      $108,840        $110,232         $120,073      $132,721      $102,328
Ratio of expenses to average net assets
  With expense reimbursement(%)..............       --          1.54            1.50(d)            --            --          1.50
  Without expense reimbursement(%)...........     1.56          1.54            1.52(d)          1.45          1.49          1.55
Ratio of net investment income to average net
  assets(%)..................................     7.36          7.09(a)         6.92(a)(d)       6.19          6.42          6.92(a)
Portfolio turnover rate(%)...................       90            93              44(d)            78           134           129

                      (See Notes to Financial Statements)

                                                                                                           FOR THE PERIOD
                                                                                          FOR THE SIX       APRIL 1, 1994
CLASS B                                                        FOR THE YEAR ENDED         MONTHS ENDED    (COMMENCEMENT) TO
                                                                  DECEMBER 31,            DECEMBER 31,        JUNE 30,
                                                              --------------------        ------------    -----------------
                                                               1996          1995             1994              1994
SELECTED PER SHARE DATA                                       ------        ------        ------------    -----------------
Net asset value, beginning of period........................  $ 9.78        $ 9.01           $ 9.38            $ 9.82
                                                              ------        ------           ------            ------
  Income (loss) from investment operations
  Net investment income.....................................     .64           .60(a)           .30(a)            .10
  Net realized and unrealized gain on investments...........     .04           .84             (.29)             (.32)
                                                              ------        ------           ------            ------
    Total from investment operations........................     .68          1.44              .01              (.22)
                                                              ------        ------           ------            ------
  Less distributions
  From net investment income................................     .64           .56              .29               .14
  In excess of net investment income........................     .02            --               --                --
  From net realized gain....................................      --            --               --               .08
  In excess of net realized gain............................      --            --              .09                --
  From capital paid-in......................................      --           .11               --                --
                                                              ------        ------           ------            ------
    Total distributions.....................................     .66           .67              .38               .22
                                                              ------        ------           ------            ------
Net asset value, end of period..............................  $ 9.80        $ 9.78           $ 9.01            $ 9.38
                                                              ======        ======           ======            ======
Total return(%).............................................    7.25(b)      16.54(b)           .06(c)          (2.24)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)
Ratio of expenses to average net assets.....................  $5,300        $5,184           $2,420            $  761
  With expense reimbursement(%).............................      --          2.29             2.25(d)             --
  Without expense reimbursement(%)..........................    2.29          2.29             2.27(d)           2.20(d)
  Ratio of net investment income to average net assets(%)...    6.62          6.34(a)          6.17 (a)(d        5.44(d)
Portfolio turnover rate(%)..................................      90            93               44(d)             78

                                                               FOR THE PERIOD
                                                               APRIL 30, 1996
CLASS C                                                       (COMMENCEMENT) TO
                                                                DECEMBER 31,
                                                              -----------------
                                                                    1996
SELECTED PER SHARE DATA                                       -----------------
Net asset value, beginning of period........................       $ 9.44
                                                                   ------
  Income from investment operations
  Net investment income.....................................          .39
  Net realized and unrealized gain on investments...........          .43
                                                                   ------
    Total from investment operations........................          .82
                                                                   ------
  Less distributions
  From net investment income................................          .39
  In excess of net investment income........................          .05
                                                                   ------
    Total distributions.....................................          .44
                                                                   ------
Net asset value, end of period..............................       $ 9.82
                                                                   ======
Total return(%).............................................         8.81(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  618
Ratio of expenses to average net assets(%)..................         2.35(d)
Ratio of net investment income to average net assets(%).....         6.56(d)
Portfolio turnover rate(%)..................................           90
(a)    Net investment income is net of expenses reimbursed by
       manager.
(b)    Total return does not reflect a sales charge.
(c)    Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Bond Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1996, securities valued in good faith by the Valuation Committee of the Board amounted to $405,920 (.39% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) covered put options and covered call options on securities and stock indicies on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase put and call options on securities and stock indices, and engage in options on interest rate and currency futures contracts. Exchange traded purchased options are valued at the last sale price or, in the absence of a sale, the last bid price.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund has a net tax-basis capital loss carryforward of approximately $5,411,000 as of December 31, 1996 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires $1,985,000 in 1997, $984,000 in 1999 and $2,442,000 in 2003.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared monthly. Distributions of net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .75% of its first $500 million of average net assets; .60% of its next

$500 million of average net assets; and .40% of its average net assets in excess of $1 billion. Effective January 1, 1997, the fee was lowered to 0.75% of the first $100 million in average net assets, and 0.50% of average net assets in excess of $100 million.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. As compensation for those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $18,170.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $247,382, $50,248 and $2,093 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $180,263, $8,467 and $475 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I* were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,351,568   $ 13,152,817    1,092,290   $ 10,252,225
Issued on reinvestment of
 distributions...........     478,725      4,613,419      551,438      5,173,367
Repurchased..............  (2,965,988)   (28,681,042)  (2,753,354)   (25,862,953)
                           ----------   ------------   ----------   ------------
Net decrease.............  (1,135,695)  $(10,914,806)  (1,109,626)  $(10,437,361)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     224,963   $  2,188,764      359,904   $  3,357,250
Issued on reinvestment of
 distributions...........      27,331        263,390       20,582        194,470
Repurchased..............    (241,113)    (2,325,799)    (119,296)    (1,081,480)
                           ----------   ------------   ----------   ------------
Net increase.............      11,181   $    126,355      261,190   $  2,470,240
                           ==========   ============   ==========   ============

                              FROM APRIL 30, 1996
                               (COMMENCEMENT) TO
                               DECEMBER 31, 1996
                           -------------------------
CLASS C                      SHARES        AMOUNT
-------                    ----------   ------------
Sold.....................      64,693   $    624,316
Issued on reinvestment of
 distributions...........       1,029          9,839
Repurchased..............      (2,761)       (27,277)
                           ----------   ------------
Net increase.............      62,961   $    606,878
                           ==========   ============

* There were no Class I shares outstanding during the periods.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Bond Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02MCFIX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY GLOBAL FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         Global economic expansion has created an increased demand for goods and services from every corner of the world. As a result, investment opportunities exist today that could not be imagined only a decade ago. Within this environment, the Ivy Global Fund is positioned to capitalize on economic growth world wide.
         For the twelve months ended December 31, 1996, the total return of the Ivy Global Fund was 16.21% on a net asset value basis. This compares favorably to Morgan Stanley Capital International's (MSCI) World and EAFE (Europe, Australia and Far East) indices, which were up 13.62% and 6.05% respectively for the same period. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         While we are not looking for a major correction in the US market, valuations appear to be extended and we expect corporate profit growth will slow. Accordingly, the Ivy Global Fund, with only 10% of its assets invested in the US, is positioned to perform strongly when the countries comprising the EAFE index take over leadership.
         We believe the stage is set in Europe for corporate profit growth to pick up. According to our research, core European countries should see lower interest rates as their governments pursue loose monetary policy to spur growth. Currently, 31% of the Fund's equity assets are allocated to Europe. The two markets we favor the most are France, which has the greatest leverage to lower rates, and Sweden, where we expect earnings growth to continue to be strong.
         The Ivy Global Fund's Asian investments (32%) are spread throughout many countries where our research indicates economies are growing at double and triple the rates of the world's more mature nations. The Fund's largest Asian investment is in Hong Kong. Its transition to Chinese rule should go smoothly as China takes every step to protect its own investments in Hong Kong and to show the world it can manage on par with the British. Additionally, without good relations with Hong Kong, China risks losing access to much needed foreign direct investment and the possibility of peacefully integrating Taiwan. The Fund continues to avoid Japan where valuations are simply too high and prospects are questionable as the necessary reforms continue to be delayed.
         According to our research, prospects for Latin America are improving as a result of broad-based economic restructuring at various stages of development in each of the major Latin American countries. The Ivy Global Fund's investments in this region are concentrated in Argentina, Brazil and Chile.
         In Argentina, the current recovery is being led by export growth and investment, rather than consumer spending. We see this as an indication that recovery will be healthy and sustainable. Brazil remains one of the most attractive Latin American markets in terms of corporate earnings growth and valuations. And Chile, which is furthest along the economic reform curve, is clearly one of the best managed countries in the region.
         We believe the momentum that carried the broad US market for the past few years is unsustainable and would encourage investors with a longer term horizon to take a more global approach to investing.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY GLOBAL FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1996 the total return of the Ivy Global Fund was 16.21%. This compares to the MSCI World Index (including the US), which was up 13.62% for the same period and the MSCI EAFE (non-US) Index which was up 6.05%. The Fund outperformed both indices because it is invested taking into consideration the global efficient frontier. This has meant a higher concentration of investments in high-growth nations than either MSCI index. This strategy has historically optimized return while reducing risk. (The most relevant comparison of the Ivy Global Fund is the MSCI World Index because of the Fund's global perspective. Reference to EAFE is for comparative purposes only.)
                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (4/91)
                            OF A $10,000 INVESTMENT
                                     CHART

                       ONE-, THREE-, FIVE-YEAR AND SINCE
                        INCEPTION CUMULATIVE PERFORMANCE

                                     CHART

            The chart above reflects performance at Net Asset Value.

------------------------------------------------------------------------------------
                                             IVY GLOBAL FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge
                          Average Annual                Class B** & C***
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                  9.53%      9.53%      10.30%    15.30%    10.30%    15.30%
------------------------------------------------------------------------------------
 5 Yr.                  9.30%      8.97%        --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               7.83%     8.78%     7.72%     8.67%
                                                C:        C:        C:        C:
 Since Inception        9.44%      8.57%       2.07%     3.07%     2.07%     3.07%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The principal value of the Ivy Global Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The MSCI is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 91.4%      SHARES        VALUE
------------------------------------------------------
AFRICA -- 2.3%
----------------------------
SOUTH AFRICA -- 2.3%
Anglo American Corporation
  of South Africa Ltd.
  ADR.......................       6,400   $   352,325
Rembrandt Group Ltd.........      35,300       315,078
South African Breweries
  Ltd.......................       4,072       103,160
                                           -----------
                                               770,563
                                           -----------
ASIA/PACIFIC -- 35.4%
----------------------------
AUSTRALIA -- 0.7%
Pacific Dunlop Limited......      88,100       223,916
                                           -----------
CHINA -- 1.1%
Shanghai Diesel Class B*....     120,000        56,880
Shenzhen Konka Electronics
  Group Ltd. Class B........     260,000       294,118
                                           -----------
                                               350,998
                                           -----------
HONG KONG -- 10.5%
Cheung Kong (Holdings)
  Ltd.......................      99,000       879,929
Citic Pacific Ltd...........      90,000       522,431
Esprit Asia Holdings Ltd....     534,000       236,451
HSBC Holdings...............      13,539       289,684
Hong Kong Telecommunications
  Ltd. -- Sponsored ADR.....      11,400       185,250
Hopewell Holdings Ltd.......     156,833       101,379
National Mutual Asia Ltd....     360,000       342,082
New World Development
  Company Ltd...............      60,000       405,301
Peregrine Investment
  Holdings Limited..........     140,000       239,819
Peregrine Investment
  Holdings Limited
  Warrants*.................      14,000         4,480
Swire Pacific Ltd...........      29,500       281,270
                                           -----------
                                             3,488,076
                                           -----------
INDIA -- 0.9%
The India Fund
  Incorporated*.............      40,000       305,000
                                           -----------
INDONESIA -- 1.6%
PT Astra International --
  Foreign Registered........      77,500       213,227
PT Mulia Industrindo --
  Foreign Registered........      96,600       100,178
Semen Gresik -- Foreign
  Registered................      66,000       212,317
                                           -----------
                                               525,722
                                           -----------
KOREA -- 4.0%
Fidelity Advisor Korea
  Fund*.....................      58,000       551,000
Hyundai Motor Company Ltd...       1,500        39,740
Hyundai Motor GDR...........       5,000        37,500
Keum Kang Development Ind.
  Company*..................      11,600       190,704
Korea Electric Power
  Corporation...............       6,400       186,209
Korea Fund Inc..............      16,000       240,000
Pohang Iron & Steel Company
  Ltd.......................         500        28,708
Samsung Electronics Company
  GDS*......................       2,338        43,253
Samsung Electronics Company
  Rights*...................         239         9,709
Samsung Heavy Industries....         337         3,488
                                           -----------
                                             1,330,311
                                           -----------
MALAYSIA -- 3.9%
Arab Malaysian
  Corporation*..............      59,000       294,357
DCB Holdings Berhad.........      60,000       205,503
Land & General Berhad.......      83,000       198,831
London & Pacific Insurance
  Company Berhad............      75,600       469,973
Technology Resources
  Industries Berhad*........      63,000       124,229
                                           -----------
                                             1,292,893
                                           -----------
NEW ZEALAND -- 2.5%
Fletcher Challenge
  Building..................      21,500        66,078
Fletcher Challenge Energy...      21,500        62,281
Fletcher Challenge
  Forests...................      12,202        20,432
Fletcher Challenge Paper....      43,000        88,409
Lion Nathan Ltd.............     121,000       289,814
Tourism Holdings Limited....     162,300       309,611
                                           -----------
                                               836,625
                                           -----------
PHILIPPINES -- 1.7%
Bacnotan Cement
  Corporation*..............     150,000   $    76,996
Benpres Holdings Corporation
  GDR*......................      24,100       180,750
Philippine National Bank*...      10,000       118,821
Universal Robina
  Corporation...............     310,000       173,859
                                           -----------
                                               550,426
                                           -----------
SINGAPORE -- 3.6%
Clipsal Industries Ltd......     118,000       429,520
DBS Land Limited............      71,000       261,399
Fraser & Neave Ltd..........      15,200       156,475
Jardine Strategic Holdings
  Ltd.......................      91,187       330,097
Jardine Strategic Holdings
  Ltd. Warrants*............       4,687         1,875
                                           -----------
                                             1,179,366
                                           -----------
TAIWAN -- 1.7%
ROC Taiwan Fund*............      28,000       287,000
Taiwan Fund Inc.............      13,000       289,250
                                           -----------
                                               576,250
                                           -----------
THAILAND -- 3.2%
Bank Of Ayudhya Public
  Company Limited...........      83,750       197,616
Krung Thai Bank Public
  Company
  Limited...................      90,000       173,752
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered................     177,000       343,437
Siam Cement Public Co. Ltd.
  (The).....................       5,600       175,600
Siam Makro Public Company
  Limited -- Foreign
  Registered................      41,800       176,068
                                           -----------
                                             1,066,473
                                           -----------
EUROPE -- 31.2%
----------------------------
AUSTRIA -- 0.7%
OMV AG......................       2,000       225,286
                                           -----------
FINLAND -- 1.1%
Enso OY -- R Shares.........      20,000       160,555
Scandinavian Broadcast
  System S.A.*..............       3,500        60,813
UPM -- Kymmene Corp.........       7,420       155,354
                                           -----------
                                               376,722
                                           -----------
FRANCE -- 7.8%
Compagnie Financiere de
  Paribas...................       7,189       485,237
Elf Gabon...................         650       165,665
Galeries Lafayette*.........         720       255,662
Groupe Danone...............       1,700       236,423
Lyonnaise Des
  Eaux -- Dumez.............       3,554       330,124
Schneider S.A...............       8,704       401,653
Societe Generale............       6,519       703,471
                                           -----------
                                             2,578,235
                                           -----------
GERMANY -- 0.6%
Volkswagen AG...............         500       206,832
                                           -----------
IRELAND -- 1.0%
Bank of Ireland.............      36,000       328,672
                                           -----------
ITALY -- 1.7%
Banca Popolare Di Brescia...      73,250       395,998
Fiat Sp A*..................      61,000       184,143
                                           -----------
                                               580,141
                                           -----------
NETHERLANDS -- 1.9%
Akzo Nobel NV...............       1,100       150,081
Akzo Nobel NV ADR...........         900        60,750
Hunter Douglas NV...........       2,400       161,643
ING Groep NV................       7,422       266,889
                                           -----------
                                               639,363
                                           -----------
NORWAY -- 1.2%
Norsk Hydro Sponsored ADR...       3,900       209,138
UNI Storebrand Fria AS*.....      31,700       183,685
                                           -----------
                                               392,823
                                           -----------
PORTUGAL -- 2.3%
Lusomundo -- SGPS S.A.......       9,400       108,138
Lusomundo -- SGPS S.A.
  Preferred Shares..........      13,000       118,570
Portugal Telecom S.A. ADR...       9,000       254,250
Sonae Industria E
  Investimentos.............       9,100       287,800
                                           -----------
                                               768,758
                                           -----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES               SHARES        VALUE
------------------------------------------------------
SPAIN -- 2.1%
Telefonica de Espana S.A.
  ADR.......................      10,300   $   713,275
                                           -----------
SWEDEN -- 5.8%
AssiDoman AB................       6,600       183,655
Astra AB "B" Shares.........       6,400       308,376
Electrolux AB...............       5,600       324,779
S.K.F. AB Series "B"........      12,400       293,291
Sandvik AB -- "B" Shares....      13,500       365,772
Stora Kopparbergs Bergslags
  Aktiebolag (STORA)........      11,600       159,695
Trelleborg AB "B" Free
  Shares....................      21,700       287,616
                                           -----------
                                             1,923,184
                                           -----------
SWITZERLAND -- 2.3%
Holderbank Financiere Glaris
  AG........................         190       135,278
Nestle AG REGD..............         276       295,379
S.M.H. AG-PC -- REGD*.......         300       184,327
Swiss Bank Corportation
  Bearer....................         750       142,155
                                           -----------
                                               757,139
                                           -----------
UNITED KINGDOM -- 2.7%
Bank of Scotland............      40,000       211,174
Barclays PLC ADR............       1,500       103,125
Cadbury Schweppes PLC ADR...      25,000       210,704
National Westminster Bank
  PLC ADR...................       2,400       166,800
RTZ Corporation PLC ADR.....       3,089       197,696
                                           -----------
                                               889,499
                                           -----------
NORTH AMERICA -- 13.8%
----------------------------
CANADA -- 3.7%
Alcan Aluminium Ltd.........       4,472       150,371
Brascan, Ltd................       9,600       213,621
Dofasco Inc.................      12,000       226,753
Inco Limited................       5,337       170,117
Methanex Corporation........      25,000       227,082
Power Financial Corp........       6,500       231,423
                                           -----------
                                             1,219,367
                                           -----------
UNITED STATES -- 10.1%
Air Express International
  Corp......................       6,800       219,300
Aluminum Company of
  America...................       2,600       165,750
American Standard Companies,
  Inc.*.....................       5,000       191,250
Ameron International Corp...       4,200       216,825
Apria Healthcare Group,
  Inc.*.....................      13,000       243,750
Basic Petroleum
  International Ltd.*.......       8,600       283,800
Carnival Corporation........       7,000       231,000
Developers Diversified
  Realty Corporation........       3,800       141,075
Ford Motor Company..........       4,700       149,813
General Motors Corp.........       2,700       150,525
Homestead Village, Inc......         678        12,204
Kimco Realty Corporation....       4,200       146,475
Phelps Dodge Corp...........       2,700       182,250
Royal Caribbean Cruises
  Ltd.......................       7,500       175,313
Security Capital Pacific
  Trust.....................       5,400       123,525
Semi-Tech Corporation.......      34,000       125,269
Storage USA, Inc............       3,700       139,212
Sunglass Hut International,
  Inc.*.....................      27,000       195,750
United Dominion Realty
  Trust.....................       8,700       134,850
Weingarten Realty
  Investors.................       3,200       130,000
                                           -----------
                                             3,357,936
                                           -----------
SOUTH AMERICA -- 8.7%
----------------------------
ARGENTINA -- 2.1%
CIADEA S.A.*................      47,000       223,289
Perez Companc S.A.*.........      25,000       175,781
Telefonica De Argentina
  S.A.......................       3,100        80,213
YPF S.A. Sponsored ADR......       8,200       207,050
                                           -----------
                                               686,333
                                           -----------
BRAZIL -- 3.4%
Brasmotor S.A...............     240,000   $    66,635
Louis Dreyfus Citrus........       4,300       140,612
Petroleo Brasileiro S.A.
  (Petrobras)...............   1,700,000       270,763
Telecomunicacoes Brasileiras
  S.A. ADR (Telebras).......       8,300       634,950
                                           -----------
                                             1,112,960
                                           -----------
CHILE -- 3.2%
Genesis Chile Fund..........      21,700       797,475
Santa Isabel S.A. ADR.......       5,400       122,175
Vina Concha y Toro S.A.
  ADR.......................       6,000       141,000
                                           -----------
                                             1,060,650
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $25,581,476).....                30,313,794
                                           -----------
BONDS -- 1.2%                  PRINCIPAL
----------------------------  ----------
Banco Commercial De
  Portugal, 8.75%,
  05/21/02(a)...............  $   80,000       103,226
International Knife & Saw
  144A, 11.375%,
  11/15/06(a)...............     300,000       311,250
                                           -----------
TOTAL BONDS
  (Cost -- $402,720)........                   414,476
                                           -----------
TOTAL INVESTMENTS -- 92.6%
  (Cost --$25,984,196)(b)...                30,728,270

OTHER ASSETS, LESS
  LIABILITIES -- 7.4%.......                 2,463,287
                                           -----------
NET ASSETS -- 100%..........               $33,191,557
                                           ===========

ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
GDS   --   Global Depository Share
NV    --   Non-voting
REGD  --   Registered

 *  Non-Income producing security.
(a) Below investment grade.
(b) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation.....................   $ 6,541,989
    Gross unrealized depreciation.....................    (1,797,915)
                                                         -----------
        Net unrealized appreciation...................   $ 4,744,074
                                                         ===========


Purchases and sales of securities other than short-term obligations aggregated $13,964,267 and $12,434,848, respectively, for the period ended December 31, 1996.

Forward foreign currency exchange contracts at December 31, 1996 were:

FORWARD CONTRACTS                                                  UNREALIZED
(CURRENCY/                            PRINCIPAL      VALUE OF    APPRECIATION/
EXPIRATION/COMMITMENT)                 AMOUNT       OBLIGATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Deutch Marks/March 97/Sell........     96,507 US   $   (97,274)      $   (767)
French Francs/March 97/Sell.......  2,504,114 US    (2,533,545)       (29,431)
Netherland Guilders/
 March 97/Sell....................  111,822 US        (112,404)          (582)
Swiss Francs/March 97/Sell........  520,541 US        (514,028)         6,513
                                                   -----------       --------
Total forward foreign currency
 contracts sold...................                 $(3,257,251)      $(24,267)
                                                   ===========       ========

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $25,984,196)......  $30,728,270
Cash........................................................    2,376,143
Receivables
  Fund shares sold..........................................       87,001
  Dividends and interest....................................       60,895
Other assets................................................       33,735
                                                              -----------
    Total assets............................................   33,286,044
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................          822
  Open forward foreign currency contracts...................       24,267
  Management fee............................................       27,513
  12b-1 service and distribution fees.......................       12,758
  Other payables to related parties.........................       12,166
Accrued expenses............................................       16,961
                                                              -----------
    Total liabilities.......................................       94,487
                                                              -----------
NET ASSETS..................................................  $33,191,557
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($24,152,486 / 1,834,549 shares outstanding)..............  $     13.17
                                                              ===========
Maximum offering price per share ($13.17 x 100 / 94.25)*....  $     13.97
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($8,968,089 / 683,398 shares outstanding)**...............  $     13.12
                                                              ===========
CLASS C
Net asset value and offering price per share
  ($70,982 / 5,485 shares outstanding)**....................  $     12.94
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $28,433,902
  Accumulated net realized gain on investments..............       14,462
  Accumulated net investment income.........................       23,685
  Net unrealized appreciation (depreciation) on
    Investments and foreign currency transactions...........    4,743,775
    Forward foreign currency contracts......................      (24,267)
                                                              -----------
NET ASSETS..................................................  $33,191,557
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $27,747 foreign taxes withheld..........             $  780,034
  Interest..................................................                 53,390
                                                                         ----------
                                                                            833,424
                                                                         ----------
EXPENSES
  Management fee............................................  $301,433
  Transfer agent............................................    68,182
  Administrative services fee...............................    30,143
  Custodian fees............................................    61,257
  Blue Sky fees.............................................    24,718
  Auditing and accounting fees..............................    19,716
  Shareholder reports.......................................     6,010
  Fund accounting...........................................    34,802
  Trustees' fees............................................     4,693
  12b-1 service and distribution fees.......................   123,751
  Legal.....................................................    21,770
  Other.....................................................     9,781
                                                                         ----------
    Total expenses..........................................                706,256
                                                                         ----------
NET INVESTMENT INCOME.......................................                127,168
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on
    Investments and foreign currency transactions...........              1,174,530
    Forward foreign currency contracts......................                386,726
  Net unrealized appreciation during the period on
    Investments and foreign currency transactions...........              2,597,411
    Forward foreign currency contracts......................                 34,667
                                                                         ----------
    Net gain on investment transactions.....................              4,193,334
                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $4,320,502
                                                                         ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                  1996           1995
                                                              ------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $   127,168    $   143,490
  Net realized gain on investments and foreign currency
    transactions............................................    1,561,256        998,646
  Net unrealized appreciation (depreciation) during the
    period on
    Investments and foreign currency transactions...........    2,597,411      1,649,554
    Forward foreign currency contracts......................       34,667        (41,767)
                                                              -----------    -----------
    Net increase resulting from operations..................    4,320,502      2,749,923
                                                              -----------    -----------
CLASS A DISTRIBUTIONS
  From net investment income................................     (138,320)       (71,425)
  In excess of net investment income........................     (317,957)            --
  From net realized gain....................................     (832,444)      (827,783)
  In excess of net realized gain............................           --       (120,215)
                                                              -----------    -----------
    Total distributions to Class A shareholders.............   (1,288,721)    (1,019,423)
                                                              -----------    -----------
CLASS B DISTRIBUTIONS
  In excess of net investment income........................     (131,831)            --
  From net realized gain....................................     (310,417)      (170,863)
  In excess of net realized gain............................           --        (24,814)
                                                              -----------    -----------
    Total distributions to Class B shareholders.............     (442,248)      (195,677)
                                                              -----------    -----------
CLASS C DISTRIBUTIONS
  In excess of net investment income........................       (1,191)            --
  From net realized gain....................................       (1,888)            --
                                                              -----------    -----------
    Total distributions to Class C shareholders.............       (3,079)            --
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................      730,562        591,261
  Class B...................................................    3,726,274      1,665,995
  Class C...................................................       73,059             --
                                                              -----------    -----------
    Net increase resulting from Fund share transactions.....    4,529,895      2,257,256
                                                              -----------    -----------
TOTAL INCREASE IN NET ASSETS................................    7,116,349      3,792,079
NET ASSETS
  Beginning of period.......................................   26,075,208     22,283,129
                                                              -----------    -----------
  END OF PERIOD.............................................  $33,191,557    $26,075,208
                                                              ===========    ===========
ACCUMULATED NET INVESTMENT INCOME...........................  $    23,685    $    53,270
                                                              ===========    ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                               FOR THE SIX
CLASS A                                               FOR THE YEAR ENDED       MONTHS ENDED
                                                         DECEMBER 31,          DECEMBER 31,        FOR THE YEAR ENDED JUNE 30,
                                                     --------------------      ------------      --------------------------------
                                                      1996         1995            1994           1994         1993         1992
SELECTED PER SHARE DATA                              -------      -------      ------------      -------      -------      ------
Net asset value, beginning of period...............  $ 11.97      $ 11.23        $ 11.52         $ 10.62      $ 10.55      $ 9.40
                                                     -------      -------        -------         -------      -------      ------
  Income (loss) from investment operations
  Net investment income............................      .08          .09(a)          --              --          .03(a)      .06(a)
  Net realized and unrealized gain (loss) on
    investment transactions........................     1.86         1.25           (.10)           1.79          .44        1.79
                                                     -------      -------        -------         -------      -------      ------
    Total from investment operations...............     1.94         1.34           (.10)           1.79          .47        1.85
                                                     -------      -------        -------         -------      -------      ------
  Less distributions
  From net investment income.......................      .08          .04             --             .01          .03         .06
  In excess of net investment income...............      .18           --             --              --           --          --
  From net realized gain...........................      .48          .49            .09             .88          .37         .62
  In excess of net realized gain...................       --          .07             --              --           --          --
  From capital paid-in.............................       --           --            .10              --           --         .02
                                                     -------      -------        -------         -------      -------      ------
    Total distributions............................      .74          .60            .19             .89          .40         .70
                                                     -------      -------        -------         -------      -------      ------
Net asset value, end of period.....................  $ 13.17      $ 11.97        $ 11.23         $ 11.52      $ 10.62      $10.55
                                                     =======      =======        =======         =======      =======      ======
Total return(%)....................................    16.21(b)     12.08(b)       (1.00)(c)       16.71(b)      4.54(b)    19.91(b)
RATIOS AND SUPPLEMENTAL DATA
Net Assets, end of period (in thousands)...........  $24,152      $21,264        $19,327         $17,393      $12,391      $8,780
Ratio of expenses to average net assets
  With expense reimbursement(%)....................       --         2.20           2.20(d)         2.20         1.95        2.02
  Without expense reimbursement(%).................     2.18         2.46           2.34(d)         2.42         2.76        2.97
Ratio of net investment income (loss) to average
  net assets(%)....................................      .58          .71(a)        (.06)(a)(d)      .01(a)       .38(a)      .82(a)
Portfolio turnover rate(%).........................       43           53             23(d)           85           67          59
Average commission rate(e).........................  $ .0181          N/A            N/A             N/A          N/A         N/A

                                                                                                       FOR THE PERIOD
                                                                 FOR THE YEAR         FOR THE SIX       APRIL 1, 1994
CLASS B                                                             ENDED             MONTHS ENDED    (COMMENCEMENT) TO
                                                                 DECEMBER 31,         DECEMBER 31,        JUNE 30,
                                                              ------------------      ------------    -----------------
                                                               1996        1995           1994              1994
SELECTED PER SHARE DATA                                       ------      ------      ------------    -----------------
Net asset value, beginning of period........................  $11.97      $11.23         $11.52            $12.12
                                                              ------      ------         ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................    (.02)         --           (.03)(a)          (.01)(a)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    1.85        1.25           (.12)             (.04)
                                                              ------      ------         ------            ------
    Total from investment operations........................    1.83        1.25           (.15)             (.05)
                                                              ------      ------         ------            ------
  Less distributions
  In excess of net investment income........................     .20          --             --                --
  From net realized gain....................................     .48         .45            .08               .55
  In excess of net realized gain............................      --         .06             --                --
  From capital paid-in......................................      --          --            .06                --
                                                              ------      ------         ------            ------
    Total distributions.....................................     .68         .51            .14               .55
                                                              ------      ------         ------            ------
Net asset value, end of period..............................  $13.12      $11.97         $11.23            $11.52
                                                              ======      ======         ======            ======
Total return(%).............................................   15.30(b)    11.25(b)       (1.37)(c)           .38(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $8,968      $4,811         $2,956            $  376
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      --        2.95           2.95(d)           2.95(d)
  Without expense reimbursement(%)..........................    2.94        3.21           3.09(d)           3.17(d)
Ratio of net investment loss to average net assets(%).......    (.17)       (.04)(a)       (.81)(a)(d)        (.74)(a)(d)
Portfolio turnover rate(%)..................................      43          53             23(d)             85
Average commission rate(e)..................................  $.0181         N/A            N/A               N/A

                      (See Notes to Financial Statements)

                                                                   FOR THE PERIOD
                                                                   APRIL 30, 1996
CLASS C                                                           (COMMENCEMENT) TO
                                                                    DECEMBER 31,
                                                                  -----------------
                                                                        1996
SELECTED PER SHARE DATA                                           -----------------
Net asset value, beginning of period........................           $ 13.31
                                                                      --------
  Income from investment operations
  Net investment loss.......................................              (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................               .42
                                                                      --------
    Total from investment operations........................               .41
                                                                      --------
  Less distributions
  In excess of net investment income........................               .30
  From net realized gain....................................               .48
                                                                      --------
    Total distributions.....................................               .78
                                                                      --------
Net asset value, end of period..............................           $ 12.94
                                                                      ========
Total return(%).............................................              3.07(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................           $    71
Ratio of expenses to average net assets
  without expense reimbursement(%)..........................              3.77(d)
Ratio of net investment income to average net
  assets(%)(a)..............................................             (1.01)(d)
Portfolio turnover rate(%)..................................                43
Average commission rate(e)..................................           $ .0181

(a) Net investment income is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Global Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $822,901. These dividends were subject to withholding tax in the amount of $27,747. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $839,035 as capital gain dividends for its taxable year ended December 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts may be entered into for purposes of hedging specific securities denominated in foreign currencies. Forward contracts are marked to market daily, and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counter parties are unable to meet the terms of the contracts.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income

(loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% on its first $500 million of average net assets, and .75% of its average net assets in excess of $500 million.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $23,164.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $59,251, $64,463 and $37 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $53,345, $14,798 and $39 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1996        DECEMBER 31, 1995
                                ---------------------   ------------------------
CLASS A                          SHARES      AMOUNT       SHARES       AMOUNT
-------                         --------   ----------   ----------   -----------
Sold..........................   486,908   $6,383,105    2,228,655   $24,282,852
Issued on reinvestment of
 distributions................    96,662    1,267,635       74,044       885,461
Repurchased...................  (525,829)  (6,920,178)  (2,247,642)  (24,577,052)
                                --------   ----------   ----------   -----------
Net increase..................    57,741   $  730,562       55,057   $   591,261
                                ========   ==========   ==========   ===========

                                     YEAR ENDED                YEAR ENDED
                                  DECEMBER 31, 1996        DECEMBER 31, 1995
                                ---------------------   ------------------------
CLASS B                          SHARES      AMOUNT       SHARES       AMOUNT
-------                         --------   ----------   ----------   -----------
Sold..........................   350,672   $4,642,668      424,399   $ 4,741,733
Issued on reinvestment of
 distributions................    29,736      390,147       14,695       175,609
Repurchased...................   (99,033)  (1,306,541)    (300,410)   (3,251,347)
                                --------   ----------   ----------   -----------
Net increase..................   281,375   $3,726,274      138,684   $ 1,665,995
                                ========   ==========   ==========   ===========

                                        FROM
                                   APRIL 30, 1996
                                  (COMMENCEMENT) TO
                                  DECEMBER 31, 1996
                                ---------------------
CLASS C                          SHARES      AMOUNT
-------                         --------   ----------
Sold..........................     5,866   $   78,416
Issued on reinvestment of
 distributions................       219        2,832
Repurchased...................      (600)      (8,189)
                                --------   ----------
Net increase..................     5,485   $   73,059
                                ========   ==========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Global Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02MCGLX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY CANADA FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

Market Commentary:

         The Ivy Canada Fund has historically been positioned as a country/sector fund focusing on metals, energy, precious metals and forest products. Three of these four sectors came under pressure in 1996 providing single-digit returns and yet within this more difficult environment, the Ivy Canada Fund's total return for the twelve months ended December 31, 1996 was 23.86% on a net asset value basis. The Toronto Stock Exchange 300 (TSE 300), a much broader index, was 27.93% for the same period. For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         According to our research, Canadian stocks began to outperform the US in 1996, reflecting in just three years an improvement in the government deficit, which went from being among the worst of the G-7 nations to among the best. This remarkable improvement came largely through reductions in program spending of Canadian provincial and federal governments and not through higher taxes.
         In addition to interest rates, which are at a 40-year low, and inflation holding at about half the rate of the US, the Canadian dollar has gotten steadily stronger. While improved, the Canadian dollar is still considered undervalued which helped Canada post record levels of exports in 1996. In August, Canada posted its largest trade surplus ever led by exports of vehicles and agriculture. At the same time, imports dropped, with imports from the US failing most.
         We believe global economic expansion will continue to provide strong demand for Canadian resources and basic commodities. In addition to having large petroleum reserves, Canada is a leading producer of nickel, zinc and potash, as well as a major source of uranium, aluminum, titanium, cobalt, gold, silver, copper, platinum, iron ore and lead. Canada's forests provide more than one-third of the world's supply of newsprint. In an environment where many financial assets have risen to lofty levels, it is encouraging to find resources like papers and base metals can be bought today with the commodities at multi-year lows.
         Within the resource sectors, in addition to the rising trend in the price of grains, gold and energy, there were a few spectacular discoveries made by Canadian companies of nickel, copper, gold and diamonds, both in Canada and elsewhere around the world.
         With a vastly improved and more healthy economy, we believe Canada now also offers attractive investment opportunities outside the resource sector. These include, among others, banking and technology. The additional diversification these industries will provide to the Ivy Canada Fund should help reduce volatility implicit with investing in a country/sector fund.
         Canada remains the greatest ally and trading partner of the US. And because it's just next door, investors often overlook Canada as a viable investment opportunity. We believe now may be a good time for investors to focus on the opportunities Canada offers.

IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY CANADA FUND PERFORMANCE COMMENTARY
The Ivy Canada Fund was up 23.86% in 1996. This compares favorably to the four focus sectors in which the Fund is most heavily concentrated -- metals, energy, precious metals and forest products. As a group, these sectors averaged 16% for the twelve months ended December 31, 1996. The Fund did underperform the broader TSE index, which was up 27.93% for the same period. The banking sector, a component of the TSE 300, was up 56% and made a significant contribution to the index's outperformance.

                         PERFORMANCE COMPARISONS OF THE
                          FUND SINCE INCEPTION (11/87)
                            OF A $10,000 INVESTMENT

                                     CHART

------------------------------------------------------------------------------------
                                             IVY CANADA FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                 16.73%     16.73%      18.26%    23.26%    18.26%    23.26%
------------------------------------------------------------------------------------
 5 Yr.                  9.62%      9.55%        --        --        --        --
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               3.93%     4.93%     3.80%     4.81%
                                                C:        C:        C:        C:
 Since Inception        3.43%      3.00%       5.51%     6.51%     5.51%     6.51%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Canada Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Toronto Stock Exchange 300 is an unmanaged index of Canadian stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 97.6%       SHARES       VALUE
------------------------------------------------------
CONSUMER PRODUCTS -- 0.4%
Schneider Corporation Class
  A...........................     8,500   $    68,991
Sport Specific International,
  Inc.*.......................   112,500         9,849
                                           -----------
                                                78,840
                                           -----------
GOLD & PRECIOUS MINERALS -- 21.8%
Agnico-Eagle Mines, Ltd.......    25,000       351,110
Barrick Gold Corporation......    15,000       429,540
Battle Mountain Canada........    50,000       346,550
Dakota Mining Corp.*..........   130,000       218,144
Goldcorp Inc. Class A*........    20,000       171,451
Golden Knight Resources,
  Inc.*.......................   100,000       481,522
Orvana Minerals
  Corporation*................   150,000       793,418
Prime Resources Group, Inc....    50,000       353,846
REA Gold Corporation*.........   119,000       148,462
William Resources, Inc.*......   500,000       514,353
                                           -----------
                                             3,808,396
                                           -----------
INDUSTRIAL PRODUCTS -- 14.7%
Offshore Systems International
  Ltd.*.......................   308,824       470,901
Offshore Systems International
  Ltd. Special*...............    75,000         7,661(a)
PC Docs Group International,
  Inc.*.......................    30,000       292,196
Simmonds Capital Ltd.*........   100,000       310,071
Slater Industries Inc.........    56,200       610,935
Speedy Muffler King, Inc.*....    50,000       410,388
Stelco Inc. Series A
  Convertible*................    75,000       459,635
                                           -----------
                                             2,561,787
                                           -----------
MERCHANDISING -- 5.3%
Semi-Tech Corporation.........   250,000       921,094
                                           -----------
METALS & MINERALS -- 18.4%
Aber Resources, Ltd.*.........    40,000       542,807
Breakwater Resources, Ltd.*...   163,000       310,385
Consolidated Eurocan Ventures
  Ltd.*.......................   100,000       419,508
Inco Ltd......................    12,500       398,989
Noranda Inc...................    30,000       668,660
Redfern Resources Ltd.*.......   105,500       134,699
Teck Corp. Class B............    20,000       463,283
Western Garnet Company
  Ltd.*.......................    70,000       275,781
                                           -----------
                                             3,214,112
                                           -----------
OIL & GAS -- 15.3%
Canadian Conquest Exploration
  Co Ltd.*....................    75,000       134,060
Cimarron Petroleum Ltd.*......    40,000       507,787
HCO Ltd. Energy*..............   134,400       151,986
Hurricane Hydrocarbons Ltd.
  Series 1*...................    50,000       156,860(a)
Hurricane Hydrocarbons Ltd.
  Series 2*...................   125,000       360,230(a)
Morrison Petroleums Ltd.......    50,000       300,951
Olympia Energy, Inc Class
  A*..........................   725,000       333,235
Penn West Petroleum Ltd.*.....    20,000       204,282
Petro-Canada..................    37,500       529,401
                                           -----------
                                             2,678,792
                                           -----------
PAPER & FOREST PRODUCTS -- 17.9%
Ainsworth Lumber Company*.....   100,000   $   445,043
Alliance Forest Products,
  Inc.*.......................    35,000       619,231
Donohue, Inc..................    44,500       803,540
St. Laurent Paperboard
  Inc.*.......................    20,000       323,933
Sino-Forest Corp. Class A.....   200,000       180,936
Tembec Inc. Class A*..........    20,000       131,324
Timberwest Forest Ltd.........    10,000       134,972
West Fraser Timber Co. Ltd....    15,000       481,522
                                           -----------
                                             3,120,501
                                           -----------
TRANSPORTATION & ENVIRONMENTAL -- 3.8%
CHC Helicopter Corporation
  Class A.....................   150,000       656,621
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $17,528,111).......              17,040,143
                                           -----------
SHORT-TERM OBLIGATIONS -- 2.8%  PRINCIPAL
------------------------------  --------
U.S. Treasury Bill, 4.94%,
  03/27/97
  (Cost -- $494,168)..........  $500,000       494,168
                                           -----------
TOTAL INVESTMENTS -- 100.4%
  (Cost -- $18,022,279)(b)....              17,534,311
OTHER ASSETS, LESS
  LIABILITIES -- (0.4%).......                 (72,430)
                                           -----------
NET ASSETS -- 100%............             $17,461,881
                                           ===========

 *  Non-income producing security.
(a) Securities valued in good faith by the Valuation
    Committee of the Board of Trustees. The cost of these securities at December 31, 1996 aggregated
    $385,706. See Note 1 of the Notes to the Financial
    Statements.
(b) Cost for Federal income tax purposes is $18,200,315.
OTHER INFORMATION:
At December 31, 1996, net unrealized depreciation based on cost for financial statement and Federal income tax purposes is as follows:

Gross unrealized appreciation.......   $ 2,240,190
Gross unrealized depreciation.......    (2,906,194)
                                       -----------
Net unrealized depreciation.....       $  (666,004)
                                       ===========

Purchases and sales of investments (excluding short-term obligations) aggregated $9,963,758 and
$12,318,380 respectively, for the period ended
December 31, 1996.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $18,022,279)......  $17,534,311
Receivables
  Fund shares sold..........................................       29,058
  Dividends and interest....................................       10,852
Other assets................................................       26,199
                                                              -----------
  Total assets..............................................   17,600,420
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        7,450
  Fund shares repurchased...................................       40,049
  Management and advisory fees..............................       13,228
  12b-1 service and distribution fees.......................        7,808
  Other payables to related parties.........................       12,983
Due to custodian............................................       45,727
Accrued expenses............................................       11,294
                                                              -----------
  Total liabilities.........................................      138,539
                                                              -----------
NET ASSETS..................................................  $17,461,881
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($15,249,401 / 1,581,638 shares outstanding)..............  $      9.64
                                                              ===========
Maximum offering price per share ($9.64 x 100 / 94.25)*.....  $     10.23
                                                              ===========
CLASS B
Net asset value and offering price per share ($2,039,603 /
  212,746 shares outstanding)**.............................  $      9.59
                                                              ===========
CLASS C
Net asset value and offering price per share ($172,877 /
  17,969 shares outstanding)**..............................  $      9.62
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $17,906,958
  Accumulated net realized gain on investments..............       43,038
  Net unrealized depreciation on investments and foreign
    currency transactions...................................     (488,115)
                                                              -----------
NET ASSETS..................................................  $17,461,881
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $12,691 foreign taxes withheld..........             $  113,445
  Interest..................................................                 73,283
                                                                         ----------
                                                                            186,728
                                                                         ----------
EXPENSES
  Management fee............................................  $ 93,270
  Advisory fee..............................................    65,289
  Transfer agent............................................   100,986
  Administrative services fee...............................    18,654
  Custodian fees............................................    32,163
  Blue Sky fees.............................................    25,096
  Auditing and accounting fees..............................    27,465
  Shareholder reports.......................................     6,472
  Fund accounting...........................................    33,091
  Trustees' fees............................................     4,655
  12b-1 service and distribution fees.......................    83,396
  Legal.....................................................    22,786
  Other.....................................................    13,633
                                                                         ----------
  Total expenses............................................                526,956
                                                                         ----------
NET INVESTMENT LOSS.........................................               (340,228)
                                                                         ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              2,677,225
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........              1,776,983
                                                                         ----------
    Net gain on investment transactions.....................              4,454,208
                                                                         ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $4,113,980
                                                                         ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                  1996           1995
                                                              ------------   ------------
DECREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $  (340,228)   $  (413,829)
  Net realized gain on investments and foreign currency
    transactions............................................    2,677,225      1,423,512
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........    1,776,983         20,707
                                                              -----------    -----------
    Net increase resulting from operations..................    4,113,980      1,030,390
                                                              -----------    -----------
Distributions from net realized gain
  Class A...................................................   (2,405,970)      (519,054)
  Class B...................................................     (251,588)       (23,912)
  Class C...................................................      (14,472)            --
                                                              -----------    -----------
    Total distributions paid to shareholders................   (2,672,030)      (542,966)
                                                              -----------    -----------
Fund share transactions (Note 4)
  Class A...................................................   (5,559,037)    (4,372,745)
  Class B...................................................      906,002        343,265
  Class C...................................................      178,392             --
                                                              -----------    -----------
    Net decrease resulting from Fund share transactions.....   (4,474,643)    (4,029,480)
                                                              -----------    -----------
TOTAL DECREASE IN NET ASSETS................................   (3,032,693)    (3,542,056)
NET ASSETS
  Beginning of period.......................................   20,494,574     24,036,630
                                                              -----------    -----------
  END OF PERIOD.............................................  $17,461,881    $20,494,574
                                                              ===========    ===========
ACCUMULATED NET INVESTMENT LOSS.............................  $        --    $  (185,467)
                                                              ===========    ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                        FOR THE             FOR THE SIX
CLASS A                                                YEAR ENDED           MONTHS ENDED
                                                      DECEMBER 31,          DECEMBER 31,         FOR THE YEAR ENDED JUNE 30,
                                                  --------------------      ------------      ---------------------------------
                                                   1996         1995            1994           1994         1993         1992
SELECTED PER SHARE DATA                           -------      -------      ------------      -------      -------      -------
Net asset value, beginning of period............  $  9.21      $  8.90        $  9.85         $ 10.04      $  7.43      $  8.89
                                                  -------      -------        -------         -------      -------      -------
  Income (loss) from investment operations
  Net investment loss...........................     (.21)        (.19)(a)       (.11)           (.11)        (.01)        (.12)
  Net realized and unrealized gain (loss) on
    investment transactions.....................     2.29          .75           (.81)            .24         3.35        (1.34)
                                                  -------      -------        -------         -------      -------      -------
    Total from investment operations............     2.08          .56           (.92)            .13         3.34        (1.46)
                                                  -------      -------        -------         -------      -------      -------
  Less distributions
  From net realized gain........................     1.65          .25             --             .31          .73           --
  From capital paid-in..........................       --           --            .03             .01           --           --
                                                  -------      -------        -------         -------      -------      -------
    Total distributions.........................     1.65          .25            .03             .32          .73           --
                                                  -------      -------        -------         -------      -------      -------
Net asset value, end of period..................  $  9.64      $  9.21        $  8.90         $  9.85      $ 10.04      $  7.43
                                                  =======      =======        =======         =======      =======      =======
Total return(%).................................    23.86(b)      6.37(b)       (9.38)(c)        1.05(b)     47.10(b)    (16.42)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)........  $15,249      $19,353        $23,296         $34,549      $30,971      $11,280
Ratio of expenses to average net assets(%)......     2.79         2.90(f)        2.44(d)         2.05         2.63         2.70
Ratio of net investment loss to average net
  assets(%).....................................    (1.78)       (2.13)(a)      (1.85)(d)       (1.09)       (1.41)       (1.39)
Portfolio turnover rate(%)......................       56           21             36(d)           62           32            2
Average commission rate(e)......................  $ .0134          N/A            N/A             N/A          N/A          N/A

                      (See Notes to Financial Statements)

                                                                                                       FOR THE PERIOD
                                                                   FOR THE            FOR THE SIX       APRIL 1, 1994
CLASS B                                                           YEAR ENDED          MONTHS ENDED    (COMMENCEMENT) TO
                                                                 DECEMBER 31,         DECEMBER 31,        JUNE 30,
                                                              ------------------      ------------    -----------------
                                                               1996        1995           1994              1994
SELECTED PER SHARE DATA                                       ------      ------      ------------    -----------------
Net asset value, beginning of period........................  $ 9.21      $ 8.90         $ 9.85            $10.16
                                                              ------      ------         ------            ------
  Income (loss) from investment operations
  Net investment loss.......................................    (.17)       (.20)(a)       (.09)             (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    2.19         .71           (.86)             (.29)
                                                              ------      ------         ------            ------
    Total from investment operations........................    2.02         .51           (.95)             (.31)
                                                              ------      ------         ------            ------
  Less distributions
  From net realized gain....................................    1.64         .20             --                --
                                                              ------      ------         ------            ------
    Total distributions.....................................    1.64         .20             --                --
                                                              ------      ------         ------            ------
Net asset value, end of period..............................  $ 9.59      $ 9.21         $ 8.90            $ 9.85
                                                              ======      ======         ======            ======
Total return(%).............................................   23.26(b)     5.74(b)       (9.64)(c)         (3.05)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $2,040      $1,142         $  741            $  227
Ratio of expenses to average net assets(%)..................    3.30        3.50(f)        3.03(d)           2.68(d)
Ratio of net investment loss to average net assets (%)......   (2.30)      (2.73)(a)      (2.44)(d)         (1.72)(d)
Portfolio turnover rate(%)..................................      56          21             36(d)             62
Average commission rate(e)..................................  $.0134         N/A            N/A               N/A

                      (See Notes to Financial Statements)

                                                               FOR THE PERIOD
                                                               APRIL 30, 1996
CLASS C                                                       (COMMENCEMENT) TO
                                                                DECEMBER 31,
                                                              -----------------
                                                                    1996
SELECTED PER SHARE DATA                                       -----------------
Net asset value, beginning of period........................       $10.67
                                                                   ------
  Income from investment operations
  Net investment loss.......................................         (.14)
  Net realized and unrealized gain on investment
    transactions............................................          .72
                                                                   ------
    Total from investment operations........................          .58
                                                                   ------
  Less distributions
  From net realized gain....................................         1.63
                                                                   ------
    Total distributions.....................................         1.63
                                                                   ------
Net asset value, end of period..............................       $ 9.62
                                                                   ======
Total return(%).............................................         6.51(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $  173
Ratio of expenses to average net assets(%)..................         3.15(d)
Ratio of net investment loss to average net assets(%).......        (2.15)(d)
Portfolio turnover rate(%)..................................           56
Average commission rate(e)..................................       $.0134

(a) Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)    Annualized.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
(f) The ratio of expenses to average net assets is net of expenses reimbursed by manager. Without the expense reimbursement, the ratio of expenses to average net assets would have been 3.23% and 3.83% for Class A and Class B, respectively, for the year ended December 31, 1995.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Canada Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1996, securities valued in good faith by the Valuation Committee of the Board amounted to $524,751 (.03% of net assets) and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned Canadian source dividends of $113,445. These dividends were subject to Canadian withholding tax in the amount of $12,691. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $826,672 as capital gain dividends for its taxable period ended December 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in June. An additional distribution may be declared in December if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Mackenzie Financial Corporation (MFC) in Toronto, Ontario, Canada is the Investment Advisor of the Fund. For its services, MFC receives a fee monthly at the annual rate of .35% of the Fund's average net assets. The fee is collected from the Fund and remitted to MFC by Mackenzie Investment Management Inc.
(MIMI), a subsidiary of MFC.

     The Fund pays Ivy Management, Inc. (IMI), a wholly owned subsidiary of MIMI, a management fee monthly at the annual rate of .50% of its average net assets.

     MIMI also provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $12,272.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class A shares are also subject to an ongoing distribution fee at an annual rate of .15% of the average net asset value of Class A shares. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $68,732, $13,674 and $990 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $94,309, $6,368 and $309 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,404,805   $ 13,996,192      926,528   $  8,132,834
Issued on reinvestment of
 distributions...........     238,777      2,234,621       46,215        419,175
Repurchased..............  (2,163,206)   (21,789,850)  (1,490,048)   (12,924,754)
                           ----------   ------------   ----------   ------------
Net decrease.............    (519,624)  ($ 5,559,037)    (517,305)  ($ 4,372,745)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     180,509   $  1,783,269       73,447   $    630,818
Issued on reinvestment of
 distributions...........      21,699        203,806        2,291         20,775
Repurchased..............    (113,445)    (1,081,073)     (35,009)      (308,328)
                           ----------   ------------   ----------   ------------
Net increase.............      88,763   $    906,002       40,729   $    343,265
                           ==========   ============   ==========   ============

                              FROM APRIL 30, 1996
                               (COMMENCEMENT) TO
                               DECEMBER 31, 1996
                           -------------------------
CLASS C                      SHARES        AMOUNT
-------                    ----------   ------------
Sold.....................      49,422   $    495,277
Issued on reinvestment of
 distributions...........         795          7,533
Repurchased..............     (32,248)      (324,418)
                           ----------   ------------
Net increase.............      17,969   $    178,392
                           ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02MCCNX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY LATIN AMERICA STRATEGY FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         The Latin American region, overall, performed well in 1996 gaining 22.2%, as measured by the Morgan Stanley Capital International (MSCI) Latin America "Free" Index. Within this environment, the Ivy Latin America Strategy Fund outperformed the index, returning 24.2% for the twelve months ended December 31, 1996 on a net asset value basis. (For the Fund's total return with sales charge, and performance commentary, please refer to the followingpage.)
         Brazil was the region's best performing market in 1996, up 38% for the year. Returns were concentrated mostly among large capitalization issues, while smaller companies underperformed. We are continuing to find value in the banking sector, electric and telephone utilities and select manufacturing companies. The Ivy Latin America Strategy Fund has approximately 43% of its portfolio invested in Brazil.
         In 1996, tight monetary policy in Chile, directed at lowering inflation, put a temporary damper on corporate profit growth and caused the stock market to underperform the rest of the region. With these measures taking hold, inflation is trending toward the central bank's target of 6.5%, and interest rates have started to come down. Lower rates are likely to be the catalyst to move stock prices higher and we believe Chile will continue on its steady growth path. Chile represents 17% of the Ivy Latin America Strategy Fund.
         We used periods of market weakness to invest the Fund's cash position. Specifically, we increased our exposure to Argentina to 20% of the portfolio. The Argentine market experienced a dramatic sell off in the summer following the news of Finance Minister Cavallo's resignation. This raised concerns over the sustainability of the convertibility plan that forms the foundation of Argentina's economic policy. Fears of the plan's collapse have subsided and at the same time, positive economic statistics have been released, which has been positive for the Merval. Real GDP grew 6.6% in the third quarter and by some estimates is on track to grow faster than 5% in 1997.
         The Ivy Latin America Strategy Fund remains significantly underweight in Mexico (5% of assets) due to concerns over progress of economic reform and political stability. On the macro-front, we are apprehensive about peso weakness, a deteriorating trade balance, political instability, and lack of progress on structural reform. In addition, we feel that many investors in Mexico are not focusing on true economic earnings and instead are relying on reported profits which are composed primarily of accounting gains. For many Mexican companies, increases in 1996 earnings will have come largely from a stronger peso rather than stronger operations. This invites the question: what happens to reported earnings when the peso weakens?
         Overall, we believe that structural reform in most Latin American countries is well on track. Continued progress on privatization, an ongoing focus on fiscal responsibility, and addressing much needed issues like labor reform are setting the stage for what we expect to be a prolonged period of stability and prosperity across much of the region. While there are no guarantees and investing in Latin America is not without risk, we believe this more favorable environment should be reflected in higher, more consistent economic growth and investment returns.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY LATIN AMERICA STRATEGY FUND
PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1996, the Ivy Latin America Strategy Fund outperformed its most relevant benchmark, the MSCI Latin America "Free" Index, 24.2% compared to 22.2%. The Fund's outperformance is, in part, attributable to the difference in country weightings to the index. Industry and company selection were also a factor.
                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (11/94) OF A $10,000
                                   INVESTMENT

                                     CHART

-----------------------------------------------------------------------------------
                                     IVY LATIN AMERICA STRATEGY FUND
                                       FOR PERIOD ENDING 12/31/96
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
 1 Yr.                 17.07%     14.83%     18.26%    23.26%    16.04%    21.04%
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                             (8.84)%   (7.40)%  (13.85)%  (12.41)%
                                               C:        C:        C:        C:
 Since Inception       (9.13)%   (14.38)%     5.66%     6.66%     4.66%     5.66%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC), up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Latin America Strategy Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Latin America "Free" index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 96.5%       SHARES       VALUE
------------------------------------------------------
ARGENTINA -- 19.6%
Acindar Ind Argentina
  S.A.*......................      54,000   $   75,613
Astra Cia Argentina De Petro
  (C.A.P.S.A.)...............      51,130       97,675
Banco Frances del Rio de la
  Plata S.A..................       3,128       29,252
Bansud S.A.*.................      14,400      172,542
Central Costanera S.A. 'B'...      15,500       47,438
Cia Naviera Perez Companc....      11,706       82,308
CIADEA S.A.*.................      17,113       81,303
Comercial del Plata S.A.*....      11,800       30,213
Disco S.A. ADR*..............       2,000       56,500
Dragados y Construcciones
  Argentina 'B'..............      10,400       38,487
Inversiones y Representacion
  (IRSA).....................      18,107       58,134
Juan Minnetti S.A............      11,924       49,613
Quilmes Industrial S.A.*.....       8,750       79,844
Telecom Argentina............       1,500       60,562
Telefonica de Argentina S.A.
  ADR........................       3,000       77,625
Transportadora de Gas Sur....      27,400       67,416
YPF S.A. Sponsored ADR.......       3,900       98,475
                                            ----------
                                             1,203,000
                                            ----------
BRAZIL -- 42.9%
Aracruz Celulose S.A. ADR....       7,700       63,525
Banco Bradesco S.A...........  14,936,032      108,236
Banco Nacional S.A...........   1,600,000           --(a)
Brasmotor S.A................     280,000       77,740
Casa Anglo...................     650,000       19,705
Centrais Electricas
  Brasileiras
  S.A.(Electrobras)..........     457,000      169,764
Centrais Electricas de Santa
  Catarina S.A. -- CELESC....      83,201       77,668
Cia Brasileira de
  Distribuicao Grupo Pao de
  Acucar.....................   3,000,000       53,412
Cia Cervejaria Brahma
  Rights.....................      91,551       50,044
Companhia Cimento Portland
  Itau.......................     320,000      112,396
Companhia Energetica de Minas
  Gerais (CEMIG).............   1,480,000       50,421
Companhia Siderurgica de
  Tubarao....................   4,200,000       64,712
Companhia Paranaense de
  Energia -- Copel...........   6,800,000       71,985
Companhia Paulista de Forca e
  Luz -- CPFL................     500,000       59,186
Companhia Paulista de Forca e
  Luz -- CPFL Rights*........       2,905          100
Companhia Vale do Rio Doce
  Preferred Shares...........       2,900       55,818
Electricidade de Sao Paulo
  S.A. --
  Eletropaulo................     500,000       73,862
Elevadores Atlas S.A. 144A...       6,200       60,860
Iochpe Maxion S.A. -- ADR*...       3,000        4,125
Iparanga Brasileira de
  Petroleo...................   4,700,000       68,254
Itabanco.....................     326,000      141,180
Louis Dreyfus Citrus.........       1,300       42,510
Marco Polo S.A...............     610,000      102,146
OSA S.A......................   9,700,000       53,256
Petroleo Brasileiro S.A.
  (Petrobras)................   1,184,000      188,579
Refripar S.A.................  37,100,000       83,904
Tam Transport Aeros Reg......   2,450,000      135,574
Telecomunicacoes Brasileiras
  S.A. ADR (Telebras)........       2,300      175,950
Telecomunicacoes de Minas
  Gerais (Telemig)...........     364,861       45,120
Telecomunicacoes de Sao Paulo
  S.A. (Telesp)..............       6,856        1,481
Telecomunicacoes de Sao Paulo
  S.A. (Telesp) Preferred....     310,000   $   67,125
Telecomunicacoes do Parana
  (Telepar)..................      80,000       44,739
Telecomunicacoes do Rio
  Janeiro S.A. (Telerj)*.....     497,724       62,983
Uniao de Bancos
  Brasileiros................   4,959,694      161,807
Usinas Siderurgicas de Minas
  Gerais (USIMINAS)..........  86,100,000       87,832
                                            ----------
                                             2,635,999
                                            ----------
CHILE -- 16.6%
A.F.P. Provida S.A. ADR......       3,100       58,125
Antofagasta Holdings PLC.....       9,900       57,602
Banco O'Higgins ADR..........       1,700       39,312
Banco Santander Chile
  Sponsored ADR..............       4,200       63,000
Chilgener S.A. ADR...........       1,300       27,138
Cia de Telecomunicaciones de
  Chile S.A. ADR*............         700       70,788
Cristalerias de Chile
  Sponsored ADR..............       4,500       82,125
Empresa Nacional Electricidad
  S.A.
  Sponsored ADR..............       3,400       52,700
Genesis Chile Fund...........       5,500      202,125
Laboratorio Chile S.A. ADR...       3,400       56,100
Madeco S.A. ADR..............       1,700       41,225
Maderas y Sinteticos Sociedad
  Anonima S.A. Sponsored
  ADR........................       4,300       60,200
Quimica Minera Chile S.A.
  Sponsored ADR..............       1,200       64,950
Santa Isabel S.A. ADR........       2,700       61,088
Vina Concha y Toro S.A.
  ADR........................       3,600       84,600
                                            ----------
                                             1,021,078
                                            ----------
COLOMBIA -- 4.2%
Banco Ganadero S.A. ADR......       2,400       63,300
Banco Industrial Colombiano
  ADR........................       6,900      143,175
Cememtos Diamante ADR 144A...       4,100       53,300
                                            ----------
                                               259,775
                                            ----------
MEXICO -- 5.1%
Banacci Series 'B'*..........       4,000        8,364
Banacci Series 'L'*..........         326          620
Cementos de Mexico S.A.
  'B'........................      19,800       76,966
Corporacion GEO, S.A. 'B'*...      22,912      107,837
Grupo Elektra, S.A. de C.V...       1,000        7,863
Groupo Posadas S.A. -- Series
  A*.........................     193,500       99,552
Vitro Sociedad Anonima ADR...       2,400       13,200
                                            ----------
                                               314,402
                                            ----------
PANAMA -- 3.3%
Banco Latinamericano de
  Exportaciones S.A. -- E*...       1,700       86,275
Panamerican Beverages Inc....       2,500      117,188
                                            ----------
                                               203,463
                                            ----------
PERU -- 4.8%
Banco Wiese ADR..............      10,200       59,925
CPT Telefonica del Peru
  S.A. -- B*.................      42,500       79,092
Credicorp Limited............       5,162       95,497
Southern Peru Copper Corp....       4,100       59,963
                                            ----------
                                               294,477
                                            ----------
TOTAL EQUITY
  SECURITIES -- 96.5%
  (COST -- $5,442,463).......                5,932,194
                                            ----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

CONVERTIBLE BONDS -- 0.6%      PRINCIPAL      VALUE
------------------------------------------------------
Inversiones y
  Representaciones S.A.
  (IRSA) "Parcks" 144A
  Floating Rate, 4.50%,
  07/04/03
  (Cost -- $40,000)..........  $   40,000   $   39,850
                                            ----------
TOTAL INVESTMENTS -- 97.1%
  (Cost -- $5,482,463)(b)....                5,972,044
OTHER ASSETS, LESS
  LIABILITIES -- 2.9%........                  179,725
                                            ----------
NET ASSETS -- 100%...........               $6,151,769
                                            ==========
ADR -- American Depository
  Receipt
 *  Non-income producing
  security.
(a) Security valued in good faith by the Valuation
    Committee of the Board of Trustees. The cost of
    this security at December 31, 1996 aggregated
    $39,649. See Note 1 of the Notes to the Financial
    Statements.
(b) Cost is approximately the same for Federal income
    tax purposes.
OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation
based on cost for financial statement and Federal
income tax purposes is as follows:
    Gross unrealized appreciation........   $  873,878
    Gross unrealized depreciation........     (384,297)
                                            ----------
        Net unrealized appreciation......   $  489,581
                                            ==========
Purchases and sales of securities other than
short-term obligations aggregated $3,746,893 and
$762,161, respectively, for the period ended December
31, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $5,482,463).......  $5,972,044
Cash........................................................     145,436
Receivables
  Fund shares sold..........................................       6,988
  Dividends.................................................      10,117
  Manager for expense reimbursement.........................       6,516
Deferred organization expenses..............................      35,188
Other assets................................................       4,301
                                                              ----------
  Total assets..............................................   6,180,590
                                                              ----------
LIABILITIES
Payables
  Fund shares repurchased...................................       5,217
  Management fee............................................       5,159
  12b-1 service and distribution fees.......................       2,691
  Other payables to related parties.........................       3,836
Accrued expenses............................................      11,918
                                                              ----------
  Total liabilities.........................................      28,821
                                                              ----------
NET ASSETS..................................................  $6,151,769
                                                              ==========
CLASS A
Net asset value and redemption price per share
  ($4,015,716/471,791 shares outstanding)...................  $     8.51
                                                              ==========
Maximum offering price per share ($8.51 X 100/94.25)*.......  $     9.03
                                                              ==========
CLASS B
Net asset value and offering price per share
  ($2,024,689/238,781 shares outstanding)**.................  $     8.48
                                                              ==========
CLASS C
Net asset value and offering price per share
  ($111,364/13,169 shares outstanding)**....................  $     8.46
                                                              ==========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $5,662,800
  Accumulated net realized loss on investments..............        (578)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     489,547
                                                              ----------
NET ASSETS..................................................  $6,151,769
                                                              ==========

 *On sales of more than $50,000 the offering price is reduced.
**Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $5,008 foreign taxes withheld...........            $102,477
  Interest..................................................                 800
                                                                        --------
                                                                         103,277
                                                                        --------
EXPENSES
  Management fee............................................  $42,550
  Transfer agent............................................   14,143
  Administrative services fee...............................    4,255
  Custodian fees............................................   36,449
  Blue Sky fee..............................................   22,681
  Auditing and accounting fees..............................   14,811
  Shareholder reports.......................................    3,345
  Amortization of organization expenses.....................   12,489
  Fund accounting...........................................   16,731
  Trustees' fees............................................    4,753
  12b-1 service and distribution fees.......................   20,797
  Legal.....................................................   21,964
  Other.....................................................    3,593
                                                                        --------
                                                                         218,561
  Expenses reimbursed by manager............................             (99,630)
  Fees paid indirectly......................................             (15,167)
                                                                        --------
    Net expenses............................................             103,764
                                                                        --------
NET INVESTMENT LOSS.........................................                (487)
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................              58,873
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........             660,305
                                                                        --------
    Net gain on investment transactions.....................             719,178
                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............            $718,691
                                                                        ========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996         1995
                                                              ----------   ----------
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $     (487)  $      353
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      58,873      (42,053)
  Net unrealized appreciation (depreciation) during the
    period on investments and foreign currency
    transactions............................................     660,305      (56,614)
                                                              ----------   ----------
    Net increase (decrease) resulting from operations.......     718,691      (98,314)
                                                              ----------   ----------
Class A distributions
  From net realized gain....................................     (17,179)          --
  From capital paid-in......................................          --       (7,792)
                                                              ----------   ----------
    Total distributions to Class A shareholders.............     (17,179)      (7,792)
                                                              ----------   ----------
Class C distributions
  From net realized gain....................................        (370)          --
                                                              ----------   ----------
    Total distributions to Class C shareholders.............        (370)          --
                                                              ----------   ----------
Fund share transactions (Note 5)
  Class A...................................................   1,503,651    1,545,520
  Class B...................................................   1,138,431      565,794
  Class C...................................................     109,902           --
                                                              ----------   ----------
    Net increase resulting from Fund share transactions.....   2,751,984    2,111,314
                                                              ----------   ----------
TOTAL INCREASE IN NET ASSETS................................   3,453,126    2,005,208
NET ASSETS
  Beginning of period.......................................   2,698,643      693,435
                                                              ----------   ----------
  END OF PERIOD.............................................  $6,151,769   $2,698,643
                                                              ==========   ==========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                        FOR THE PERIOD
                                                                     FOR THE           NOVEMBER 1, 1994
CLASS A                                                            YEAR ENDED           (COMMENCEMENT)
                                                                  DECEMBER 31,         TO DECEMBER 31,
                                                              ---------------------    ----------------
                                                               1996          1995            1994
SELECTED PER SHARE DATA                                       ------        -------    ----------------
Net asset value, beginning of period........................  $ 6.88        $  8.37        $ 10.00
                                                              ------        -------       --------
Income (loss) from investment operations
  Net investment income(a)..................................     .01            .01             --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    1.66          (1.45)         (1.63)
                                                              ------        -------       --------
    Total from investment operations........................    1.67          (1.44)         (1.63)
                                                              ------        -------       --------
  Less distributions
  From net realized gain....................................     .04             --             --
  From capital paid-in......................................      --            .05             --
                                                              ------        -------       --------
    Total distributions.....................................     .04            .05             --
                                                              ------        -------       --------
Net asset value, end of period..............................  $ 8.51        $  6.88        $  8.37
                                                              ======        =======       ========
Total return(%).............................................   24.22(c)      (17.28)(c)      (16.10)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $4,016        $ 2,015        $   571
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................    2.55           2.61           2.20(d)
  Without expense reimbursement(%)(e).......................    4.89           9.26          16.22(d)
Ratio of net investment income(%)(a)........................     .24            .22            .21(d)
Portfolio turnover rate(%)..................................      20             45             82(d)
Average commission rate(f)..................................  $.0002            N/A            N/A

                                                                                        FOR THE PERIOD
                                                                     FOR THE           NOVEMBER 1, 1994
CLASS B                                                            YEAR ENDED           (COMMENCEMENT)
                                                                  DECEMBER 31,         TO DECEMBER 31,
                                                              ---------------------    ----------------
                                                               1996          1995            1994
SELECTED PER SHARE DATA                                       ------        -------    ----------------
Net asset value, beginning of period........................  $ 6.88        $  8.37        $ 10.00
                                                              ------        -------       --------
Income (loss) from investment operations
  Net investment loss(a)....................................    (.03)          (.02)          (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................    1.63          (1.47)         (1.62)
                                                              ------        -------       --------
    Total from investment operations........................    1.60          (1.49)         (1.63)
                                                              ------        -------       --------
Net asset value, end of period..............................  $ 8.48        $  6.88        $  8.37
                                                              ======        =======       ========
Total return(%).............................................   23.26(c)      (17.90)(c)      (16.20)(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $2,025        $   684        $   122
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................    3.33           3.36           2.95(d)
  Without expense reimbursement(%)(e).......................    5.67          10.01          16.97(d)
Ratio of net investment loss to average net assets(%)(a)....    (.54)          (.53)          (.54)(d)
Portfolio turnover rate(%)..................................      20             45             82(d)
Average commission rate(f)..................................  $.0002            N/A            N/A

                      (See Notes to Financial Statements)

                                                                 FOR THE PERIOD
                                                                 APRIL 30, 1996
CLASS C                                                          (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                                ----------------
                                                                      1996
SELECTED PER SHARE DATA                                         ----------------
Net asset value, beginning of period........................        $  7.96
                                                                   --------
Income from investment operations
  Net investment loss(a)....................................           (.02)
  Net realized and unrealized gain on investment
    transactions............................................            .55
                                                                   --------
    Total from investment operations........................            .53
                                                                   --------
  Less distributions
  From net realized gain....................................            .03
                                                                   --------
    Total distributions.....................................            .03
                                                                   --------
Net asset value, end of period..............................        $  8.46
                                                                   ========
Total return(%).............................................           6.66(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $   111
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................           3.46(d)
  Without expense reimbursement(%)(e).......................           5.80(d)
Ratio of net investment loss to average net assets(%)(a)....           (.68)(d)
Portfolio turnover rate(%)..................................             20
Average commission rate(f)..................................        $ .0002
(a)     Net investment income (loss) is net of expenses reimbursed by manager.
(b)     Total return represents aggregate total return and does not reflect a sales charge.
(c)     Total return does not reflect a sales charge.
(d)     Annualized.
(e)     Beginning in 1995, total expenses include any fees paid
        indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for 1995.
(f)     For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
        This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Latin America Strategy Fund (the Fund), is a non-diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1996, securities valued in good faith by the Valuation Committee of the Board were determined to have no market value, and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $108,235. These dividends were subject to withholding tax in the amount of $5,008. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement whereby a certain percentage of quarterly cumula-tive credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year, custody fees were reduced by $15,167 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $10,932.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $7,251, $13,229 and $317 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $9,954, $4,049 and $140 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in Latin America. Therefore, the Fund is more susceptible to factors adversely affecting securities in Latin America than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1996        DECEMBER 31, 1995
                                ----------------------   ----------------------
CLASS A                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   321,787   $ 2,648,064    442,664   $ 2,994,237
Issued on reinvestment of
 distributions................     1,568        13,506        834         5,772
Repurchased...................  (144,190)   (1,157,919)  (219,064)   (1,454,489)
                                --------   -----------   --------   -----------
Net increase..................   179,165   $ 1,503,651    224,434   $ 1,545,520
                                ========   ===========   ========   ===========

                                      YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 1996        DECEMBER 31, 1995
                                ----------------------   ----------------------
CLASS B                          SHARES      AMOUNT       SHARES      AMOUNT
-------                         --------   -----------   --------   -----------
Sold..........................   164,935   $ 1,349,112     86,962   $   581,025
Repurchased...................   (25,510)     (210,681)    (2,256)      (15,231)
                                --------   -----------   --------   -----------
Net increase..................   139,425   $ 1,138,431     84,706   $   565,794
                                ========   ===========   ========   ===========

                                 FROM APRIL 30, 1996
                                  (COMMENCEMENT) TO
                                  DECEMBER 31, 1996
                                ----------------------
CLASS C                          SHARES      AMOUNT
-------                         --------   -----------
Sold..........................    13,400   $   111,758
Issued on reinvestment of
 distributions................         5            42
Repurchased...................      (236)       (1,898)
                                --------   -----------
Net increase..................    13,169   $   109,902
                                ========   ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Latin America Strategy Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVLAX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY NEW CENTURY FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111

Market Commentary:

         The Ivy New Century Fund performed well in 1996, outperforming its most relevant benchmarks-the Morgan Stanley Capital International (MSCI) Emerging Markets "Free" Index and its Lipper Analytical Services' peer group. For the twelve months ended December 31, 1996 the Fund's total return on a net asset value basis was 11.83%. This compares to 6.03% for the MSCI index and 11.21% for its peer group. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page)
         The Fund's greatest concentration of equities is in the high-growth nations of Asia (52%) where our research confirms economies are growing at double and triple the rates of the world's more mature nations. The largest single country investment is in Hong Kong (21%). We believe its transition to Chinese rule should go very smoothly as China will take every step to protect its own investments in Hong Kong and to show the world it can manage on par with the British. Additionally, without good relations with Hong Kong, China risks losing access to much needed foreign direct investment and the possibility of peacefully integrating Taiwan. Taiwan, an economy almost twice the size of Hong Kong, is an important manufacturing center whose significance should not be overlooked.
         As for other Asian countries, we believe the "Asian Miracle" is not over. Rather, we believe declining growth rates are primarily cyclical and not a sudden end to the region's growth prospects. After three years of above- trend growth, we believe this cyclical down-turn is necessary and expect regional economies to re-emerge with improving fundamentals.
         According to our research, prospects for Latin America are improving as a result of broad-based economic restructuring at various stages of development in each of the major Latin American countries. The Ivy New Century Fund holds 23% of its assets in Latin America with the highest concentration divided between Argentina, Brazil and Chile (5%, 6% and 8% respectively).
         In Argentina, the current recovery is being led by export growth and investment, rather than consumer spending. We see this as an indication that recovery will be healthy and sustainable. Brazil remains one of the most attractive Latin American markets in terms of corporate earnings growth and valuations. And Chile, which is furthest along the economic reform curve, is clearly one of the best managed countries in the region. The Ivy New Century Fund remains underweight in Mexico (1%), where we believe valuations have yet to reflect the true risk to investors.
         We maintain our conviction that growth rates among the world's emerging economies should, surpass those in the more developed world in the years to come. Predicted low interest rates and low inflation in the US should be a steadying force and may actually precipitate the redirection of investments toward high-growth nations. Investors with longer term horizons and in pursuit of higher returns should consider that historically there has been a direct relationship between economic growth and stock market returns.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY NEW CENTURY FUND PERFORMANCE COMMENTARY
With investor sentiment improving, the Ivy New Century Fund performed well in 1996. For the twelve months ended December 31, 1996 the Fund's total return was 11.83% as compared to 6.03% for the MSCI Emerging Markets "Free" Index. In the Lipper universe of diversified emerging market funds, the average fund returned 11.21% for the same period. Country selection and respective weightings in the Fund contributed to its strong performance. For example, Hong Kong, which represents 22% of the Ivy New Century Fund was up 28.9% in 1996; the Fund's allocation to Eastern and Central Europe (8%), where markets across the region were strong, was also a factor.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (11/94) OF A $10,000
                                   INVESTMENT

                                     CHART
All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy New Century Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Emerging Markets "Free" index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                    ONE- AND TWO-YEAR CUMULATIVE PERFORMANCE

                                     CHART

            The chart above reflects performance at Net Asset Value.

-----------------------------------------------------------------------------------
                                          IVY NEW CENTURY FUND
                                       FOR PERIOD ENDING 12/31/96
                        Class A*-with sales charge          Class B** & C***
                         Average Annual
                          Total Return            Average Annual Total Return
                      -------------------------------------------------------------
                      w/Reimb.  w/o Reimb.       w/Reimb.           w/o Reimb.
                      -------------------------------------------------------------
                                               w/        w/o       w/        w/o
                                              CDSC      CDSC      CDSC      CDSC
                                            ---------------------------------------
                                               B:        B:        B:        B:
 1 Yr.                  5.40%      4.98%      5.95%    10.95%     5.61%    10.61%
-----------------------------------------------------------------------------------
                                               B:        B:        B:        B:
                                             (.81)%     .57%     (3.47)%   (2.12)%
                                               C:        C:        C:        C:
 Since Inception       (1.39)%    (4.10)%     .73%      1.73%     .63%      1.63%
-----------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 95.8%       SHARES       VALUE
------------------------------------------------------
AFRICA -- 5.2%
-----------------------------
SOUTH AFRICA -- 5.2%
Anglo American Corporation
  S.A........................       6,900   $  379,851
Nampak Ltd...................      13,700       54,478
Rembrandt Group Ltd..........      15,000      133,886
South African Breweries
  Ltd........................      14,735      373,297
                                            ----------
                                               941,512
                                            ----------
ASIA/PACIFIC -- 51.9%
-----------------------------
CHINA -- 2.1%
Huaneng Power International,
  Inc. ADR*..................       1,200       27,000
Inner Mongolia Erdos Cashmere
  Products Co. 'B'...........      64,000       40,320
Qingling Motors Company
  Ltd........................      67,000       37,030
Shanghai Dazhong Taxi Company
  'B'........................      56,400       46,586
Shanghai Diesel Engine Co.
  Ltd. 'B'*..................      81,200       38,489
Shanghai Posts &
  Telecommunications
  Equipment 'B'..............      43,000       18,146
Shanghai Shangling Electric
  Appliances Co. Ltd. 'B'....     101,600       44,094
Shenzen Konka Electronic
  Group
  Limited -- 'B'.............      42,900       48,529
Tingyi (Cayman Islands)
  Holding Co.*...............     128,000       33,510
Zhenhai Refining and Chemical
  Co. Limited................     100,000       36,846
                                            ----------
                                               370,550
                                            ----------
HONG KONG -- 21.2%
C.P. Pokphand................     400,000      156,432
Cheung Kong (Holdings) Ltd...      47,000      417,744
Citic Pacific................      29,000      168,339
Esprit Asia Holdings Ltd.....     350,000      154,977
Gold Peak Industries.........     306,000      209,670
Guangdong Investments........     302,000      290,873
Guangdong Tannery Ltd*.......       9,600        2,420
HSBC Holdings................      17,441      373,172
Hong Kong Telecommunications
  Ltd........................      11,700      190,125
Jardine Strategic............     109,062      394,804
Jardine Strategic
  Warrants*..................         562          225
Li & Fung....................     376,000      332,980
National Mutual Asia Ltd.....     228,000      216,652
New World Development Company
  Ltd........................      63,000      425,566
Peregrine Investment Holdings
  Ltd........................     121,000      207,272
Peregrine Investment Holdings
  Ltd. Warrants*.............      14,900        4,768
Union Bank of Hong Kong
  Ltd........................     218,000      274,790
                                            ----------
                                             3,820,809
                                            ----------
INDONESIA -- 3.5%
Astra
  International -- Foreign
  Registered.................      29,000       79,788
Bank Dagang Nasional
  Indonesia..................      86,250       87,619
PT Citatah -- Foreign
  Registered*................      65,000       45,397
PT Matahari Putra
  Prima -- Foreign
  Registered.................      73,000       84,974
PT Mulia
  Industrindo -- Foreign
  Registered.................     119,950      124,393
PT Telekomunikasi
  Indonesia -- Foreign
  Registered.................      46,000       79,344
PT Tempo Scan
  Pacific -- Foreign
  Registered.................      46,000       84,698
Semen Gresik -- Foreign
  Registered.................      12,000       38,603
                                            ----------
                                               624,816
                                            ----------
ISRAEL -- 1.9%
Koor Industries Ltd..........      20,200      343,400
                                            ----------
KOREA -- 4.3%
Hana Bank....................       1,708   $   25,384
Hyundai Motor Company Ltd.
  GDR........................       6,362       47,715
Hyundai Motor Company Ltd.
  GDR 144A...................         500        3,750
Keum Kang Development Ind.
  Company*...................       3,800       62,472
Korea Electric Power
  Corporation................      10,400      213,200
Pohang Iron & Steel Ltd.
  ADR........................       9,800      198,450
Samsumg Electronics..........       2,000      107,629
Samsung Electronics
  Co. -- GDR*................          31        1,259
Samsung Electronics
  Co. -- GDR 144A REGD.......         662       12,247
Shinhan Bank.................       1,270       20,383
Ssangyong Oil Refining Co.
  Ltd........................       3,600       78,770
                                            ----------
                                               771,259
                                            ----------
MALAYSIA -- 4.8%
Arab Malaysian Corporation
  Berhad*....................      15,000       74,836
Arab Malaysian Finance
  Foreign....................      29,000      161,908
DCB Holdings Berhad..........      22,400       76,721
Genting Berhad...............      16,000      110,235
Land & General Berhad........      32,000       76,658
Lion Land Berhad*............     100,000      103,346
London & Pacific Insurance
  Company Berhad.............       7,200       44,759
Malayan Banking Berhad.......       4,000       44,348
Technology Resources
  Industries Berhad*.........      54,000      106,482
Tenaga Nasional Berhad.......      14,000       67,076
                                            ----------
                                               866,369
                                            ----------
PHILIPPINES -- 3.0%
Bacnotan Cement
  Corporation*...............     180,000       92,395
Benpres Holdings Corp.
  GDR*.......................      15,000      112,500
Metropolitan Bank & Trust
  Company....................       4,500      111,217
Philippine National Bank.....       8,900      105,751
Universal Robina
  Corporation................     201,000      112,728
                                            ----------
                                               534,591
                                            ----------
SINGAPORE -- 2.6%
Clipsal Industries Limited...      56,000      203,840
DBS Land Limited.............      26,000       95,724
Elec & Eltek International
  Co. Ltd....................      23,000       87,400
Jardine Matheson Holdings
  Ltd........................      13,500       89,100
                                            ----------
                                               476,064
                                            ----------
TAIWAN -- 3.1%
ROC Taiwan Fund*.............      25,000      256,250
Taiwan Fund Inc..............      13,750      305,938
                                            ----------
                                               562,188
                                            ----------
THAILAND -- 5.3%
Asia Credit Company PLC......      21,100       84,350
Bank of Ayudhya Ltd..........      43,450      102,524
Bangkok Bank Public Company
  Ltd........................       9,500       91,888
Dhana Siam Finance &
  Securities Public Company
  Ltd........................      32,000       76,131
Krung Thai Bank Public
  Company Limited............      34,300       66,219
Krung Thai Thanakit PLC......      24,000       61,310
Nava Finance & Securities
  Public Company Limited.....      35,000       48,118
Robinson Department Store
  Public Company
  Limited -- Foreign
  Registered.................     104,000      201,794
Siam Cement Public Co. Ltd.
  (The)......................       3,300      103,479
Siam Makro Public Company
  Limited -- Foreign
  Registered.................      29,800      125,522
                                            ----------
                                               961,335
                                            ----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES                SHARES       VALUE
------------------------------------------------------
VIETNAM -- 0.1%
Beta Vietnam Fund*...........       1,850   $   15,262
Beta Vietnam Fund
  Warrants*..................         370          925
The Vietnam Fund Limited*....       1,100        9,075
                                            ----------
                                                25,262
                                            ----------
EUROPE -- 13.3%
-----------------------------
AUSTRIA -- 0.5%
Julius Meinl International
  AG.........................       3,000       85,797
                                            ----------
CZECH REPUBLIC -- 2.1%
CKD Praha Holding a.s.*......       4,600       69,098
Komercni Banka a.s.*.........         900       74,901
Komercni Banka I.F.*.........       1,300       32,849
Restitucni Invest Fund*......       1,000       31,071
SPT Telekom a.s..............         200       24,871
Skoda Plzen a.s.*............       2,000       70,883
Zivnobanka -- Investicni
  Fond.......................       4,400       74,982
                                            ----------
                                               378,655
                                            ----------
FRANCE -- 0.5%
Lyonnaise Des Eaux S.A.......         749       69,573
Schneider S.A.*..............         609       28,103
                                            ----------
                                                97,676
                                            ----------
GERMANY -- 0.1%
Volkswagen AG................          40       16,547
                                            ----------
HUNGARY -- 1.9%
BorsodChem Rt GDR*...........       6,000      147,900
Pick Szeged Rt...............       3,200      189,446
                                            ----------
                                               337,346
                                            ----------
POLAND -- 0.3%
Bank Rozwoju Eksportu S.A....       1,550       46,600
                                            ----------
PORTUGAL -- 2.3%
Companhia De Seguros Mundial
  Confianca S.A.*............       8,000       79,871
Investec-Consultoria
  Internacional S.A.*........       2,100       64,928
Lusomundo SGPS S.A.*.........       5,800       66,723
Lusomundo SGPS S.A. Preferred
  Shares.....................         800        7,297
Portugal Telecom S.A. ADR....       4,200      118,650
Sonae Industria E
  Investimentos..............       2,400       75,903
                                            ----------
                                               413,372
                                            ----------
RUSSIA -- 2.5%
LUKoil Holding ADR...........       6,500      303,875
Mosenergo Sponsored ADR
  144A.......................       5,200      152,750
                                            ----------
                                               456,625
                                            ----------
SPAIN -- 0.8%
Telefonica de Espana ADR.....       2,200      152,350
                                            ----------
SWITZERLAND -- 1.4%
Holderbank Financiere Glarus
  AG Bearer..................         283      201,492
Nestle AG Registered.........          49       52,441
                                            ----------
                                               253,933
                                            ----------
TURKEY -- 0.9%
Cimentas A.S.................     224,690       23,915
Otokar Otobus Karoseri.......     455,000       69,485
Turkiye Garanti Bankasi
  A.S........................   1,422,000       64,490
                                            ----------
                                               157,890
                                            ----------
NORTH AMERICA -- 2.0%
-----------------------------
MEXICO -- 0.6%
Banacci Series 'B'*..........       7,200       15,055
Banacci Series 'L'*..........         587        1,116
Cementos de Mexico S.A.
  'B'........................       3,600       13,994
Grupo Mexicano Series 'L'
  ADS*.......................       1,400        2,275
Grupo Posadas S.A. -- 'A'*...      83,785       43,106
Telefonos de Mexico S.A. ADR
  Class L....................       1,000       33,000
                                            ----------
                                               108,546
                                            ----------
UNITED STATES -- 1.4%
Amway Asia Pacific Ltd.......       1,700   $   72,037
Basic Petroleum
  International, Ltd.........       2,400       79,200
Semi-Tech Corporation........      18,000       66,319
The Singer Company NV........       1,300       29,088
                                            ----------
                                               246,644
                                            ----------
SOUTH AND CENTRAL
AMERICA -- 23.4%
-----------------------------
ARGENTINA -- 5.4%
Acindar Industria Argentina
  S.A.*......................      60,000       84,015
Bansud S.A.*.................      14,200      170,146
CIADEA S.A.*.................      47,960      227,850
Cia Naviera Perez
  Compancciones 'B'..........      18,920      133,031
Disco S.A. ADR*..............       2,600       73,450
Inversiones y
  Representaciones S.A.
  (IRSA).....................      22,000       70,632
Quilmes Industrial S.A.......      12,400      113,150
YPF S.A. Sponsored ADR.......       4,100      103,525
                                            ----------
                                               975,799
                                            ----------
BRAZIL -- 6.1%
Aracruz Celulose S.A. ADR....       7,700       63,525
Banco Nacional S.A...........   2,100,000           --(a)
Brasmotor S.A................     360,000       99,952
Casa Anglo Brasileiras
  S.A.*......................     700,000       21,220
Centrais Electricas
  Brasileiras S.A.
  (Electrobras) -- B.........     138,000       51,264
Centrais Electricas de Santa
  Catarina S.A. -- CELESC....      25,000       23,338
Companhia Cimento Portland
  Itau.......................     180,000       63,223
Companhia Energetica de Minas
  Gerais (CEMIG).............     800,000       27,254
Companhia Energetica de Sao
  Paulo -- CESP..............     900,000       35,087
Companhia Paranaense de
  Energia -- Copel...........   2,200,000       23,289
Companhia Paulista de Forca e
  Luz -- CPFL................     270,000       31,960
Companhia Paulista de Forca e
  Luz -- CPFL Rights*........       1,568           54
Companhia Siderurgica de
  Tubarao....................   4,900,000       75,497
Electricidade de Sao Paulo
  S.A. -- Eletropaulo........     250,000       36,931
Itabanco.....................     266,000      115,196
Marcopolo S.A. -- B..........     400,000       66,981
OSA S.A......................   5,200,000       28,550
Petrobras....................     610,000       97,156
Refripar S.A.*...............  24,000,000       54,278
Tam Transport Aereos.........   1,000,000       55,336
Telecomunicacoes Brasileiras
  S.A. (Telebras) ADR........       1,600      122,400
                                            ----------
                                             1,092,491
                                            ----------
CHILE -- 7.7%
A.F.P. Provida S.A. ADR......       2,000       37,500
Antofagasta Holdings PLC.....      10,700       62,257
Banco Santander Chile
  Sponsored ADR..............       2,000       30,000
Chilgener S.A. ADR...........       2,700       56,362
Embotelladora Andina S.A.
  Sponsored ADR..............       3,400      103,700
Empresa Nacional Electricidad
  S.A. Sponsored ADR.........       4,900       75,950
Genesis Chile Fund...........      16,937      622,435
Laboratorio Chile ADR........       4,000       66,000
Santa Isabel S.A. ADR........       6,000      135,750
Sociedad Quimica y Minera de
  Chile ADR..................       1,400       75,775
Vina Concha y Toro S.A.
  ADR........................       5,500      129,250
                                            ----------
                                             1,394,979
                                            ----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES              SHARES         VALUE
----------------------------------------------------------------
COLOMBIA -- 2.2%
Banco Ganadero S.A. ADR....        4,700   $   123,962
Banco Industrial Colombiano
  ADR......................        8,400       174,300
Cementos Diamante ADR
  144A.....................        8,200       106,600
                                           -----------
                                               404,862
                                           -----------
PANAMA -- 0.3%
Panamerican Beverages,
  Inc -- A.................        1,200        56,250
                                           -----------
PERU -- 1.7%
Banco Wiese ADR............       18,800       110,450
CPT Telefonica del Peru
  S.A. -- 'B'*.............       60,000       111,660
Credicorp Ltd..............        4,890        90,465
                                           -----------
                                               312,575
                                           -----------
TOTAL EQUITY SECURITIES
  (Cost -- $16,312,592)....                 17,287,092
                                           -----------

 CONVERTIBLE CORPORATE BONDS -- 0.6%     PRINCIPAL       VALUE
----------------------------------------------------------------
  (IRSA) "Parcks" 144A
  Floating Rate, 4.50%,
  07/04/03.................  $    60,000   $    59,775
Piltel International
  Holding Corp., 1.75%,
  07/17/06.................       50,000        49,250
                                           -----------
TOTAL CORPORATE BONDS
  (Cost -- $110,000).......                    109,025
                                           -----------
TOTAL INVESTMENTS -- 96.4%
(Cost -- $16,422,592)(b)...                 17,396,117
OTHER ASSETS, LESS
  LIABILITIES -- 3.6%......                    651,025
                                           -----------
NET ASSETS -- 100%.........                $18,047,142
                                           ===========


ADR  --   American Depository Receipt
ADS  --   American Depository Share
GDR  --   Global Depository Receipt
NV   --   Non-voting
 *  Non-income producing security.
(a) Security valued in good faith by the Valuation Committee of the Board of Trustees. The cost of this security at December 31, 1996 aggregated $42,742. See Note 1 of the Notes to the Financial Statements.
(b) Cost is approximately the same for Federal income tax purposes. OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation......................   $2,014,700
    Gross unrealized depreciation......................   (1,041,175)
                                                          ----------
        Net unrealized appreciation....................   $  973,525
                                                          ==========

Purchases and sales of securities other than short-term obligations aggregated $15,413,487 and $2,700,980, respectively, for the period ended December 31, 1996.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $16,422,592)......  $17,396,117
Cash........................................................      602,356
Receivables
  Fund shares sold..........................................       61,644
  Dividends and interest....................................       32,166
Deferred organization expenses..............................       27,929
Other assets................................................        4,660
                                                              -----------
  Total assets..............................................   18,124,872
                                                              -----------
LIABILITIES
Payables
  Investments purchased.....................................       31,309
  Management fee............................................       14,759
  12b-1 service and distribution fees.......................        8,849
  Other payables to related parties.........................        7,727
Accrued expenses............................................       15,086
                                                              -----------
  Total liabilities.........................................       77,730
                                                              -----------
NET ASSETS..................................................  $18,047,142
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($9,924,633/981,082 shares outstanding)...................  $     10.12
                                                              ===========
Maximum offering price per share ($10.12 X 100/94.25)*......  $     10.74
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($6,268,911/624,281 shares outstanding)**.................  $     10.04
                                                              ===========
CLASS C
Net asset value and offering price per share
  ($1,853,598/184,186 shares outstanding)**.................  $     10.06
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $17,120,124
  Accumulated net realized loss on investments..............      (46,396)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................      973,414
                                                              -----------
NET ASSETS..................................................  $18,047,142
                                                              ===========

 *On sales of more than $50,000 the offering price is reduced.
**Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

Investment income
  Dividends, net of $10,373 foreign taxes withheld..........             $213,717
  Interest..................................................                1,594
                                                                         --------
                                                                          215,311
                                                                         --------
Expenses
  Management fee............................................  $109,125
  Transfer agent............................................    25,994
  Administrative services fee...............................    10,912
  Custodian fees............................................    54,121
  Blue Sky fee..............................................    22,521
  Auditing and accounting fees..............................    14,436
  Shareholder reports.......................................     3,898
  Amortization of organization expenses.....................     9,900
  Fund accounting...........................................    25,951
  Trustees' fees............................................     4,750
  12b-1 service and distribution fees.......................    56,539
  Legal.....................................................    21,812
  Other.....................................................     4,342
                                                                         --------
                                                                          364,301
  Expenses reimbursed by manager............................              (67,600)
  Fees paid indirectly......................................              (27,390)
                                                                         --------
    Net expenses............................................              269,311
                                                                         --------
NET INVESTMENT LOSS.........................................              (54,000)
                                                                         --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (46,120)
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........              948,226
                                                                         --------
    Net gain on investment transactions.....................              902,106
                                                                         --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $848,106
                                                                         ========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996          1995
                                                              -----------   ----------
INCREASE IN NET ASSETS
Operations
  Net investment income (loss)..............................  $   (54,000)  $    1,544
  Net realized gain (loss) on investments and foreign
    currency transactions...................................      (46,120)      36,055
  Net unrealized appreciation during the period on
    investments.............................................      948,226      112,073
                                                              -----------   ----------
    Net increase resulting from operations..................      848,106      149,672
                                                              -----------   ----------
Class A distributions
  From net investment income................................           --       (1,544)
  In excess of net investment income........................         (984)          --
  From net realized gain....................................           --      (28,547)
  In excess of net realized gain............................           --       (9,760)
                                                              -----------   ----------
    Total distributions to Class A shareholders.............         (984)     (39,851)
                                                              -----------   ----------
Class B distributions
  In excess of net investment income........................         (623)          --
  From net realized gain....................................           --       (7,427)
                                                              -----------   ----------
    Total distributions to Class B shareholders.............         (623)      (7,427)
                                                              -----------   ----------
Class C distributions
  In excess of net investment income........................         (186)          --
                                                              -----------   ----------
    Total distributions to Class C shareholders.............         (186)          --
                                                              -----------   ----------
Fund share transactions (Note 4)
  Class A...................................................    5,914,397    2,771,336
  Class B...................................................    5,096,850      774,690
  Class C...................................................    1,808,893           --
                                                              -----------   ----------
    Net increase resulting from Fund share transactions.....   12,820,140    3,546,026
                                                              -----------   ----------
TOTAL INCREASE IN NET ASSETS................................   13,666,453    3,648,420
NET ASSETS
  Beginning of period.......................................    4,380,689      732,269
                                                              -----------   ----------
  END OF PERIOD.............................................  $18,047,142   $4,380,689
                                                              ===========   ==========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                       FOR THE PERIOD
                                                                    FOR THE           NOVEMBER 1, 1994
CLASS A                                                            YEAR ENDED          (COMMENCEMENT)
                                                                  DECEMBER 31,        TO DECEMBER 31,
                                                              --------------------    ----------------
                                                               1996          1995           1994
SELECTED PER SHARE DATA                                       ------        ------    ----------------
Net asset value, beginning of period........................  $ 9.05        $ 8.64        $ 10.00
                                                              ------        ------       --------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................    (.02)          .01             --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    1.09           .54          (1.36)
                                                              ------        ------       --------
    Total from investment operations........................    1.07           .55          (1.36)
                                                              ------        ------       --------
  Less distributions
  From net investment income................................      --           .01             --
  From net realized gain....................................      --           .10             --
  In excess of net realized gain............................      --           .03             --
                                                              ------        ------       --------
    Total distributions.....................................      --           .14             --
                                                              ------        ------       --------
Net asset value, end of period..............................  $10.12        $ 9.05        $  8.64
                                                              ======        ======       ========
Total return(%).............................................   11.83(b)       6.40(b)      (13.50)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $9,925        $3,435        $   611
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................    2.45          2.55           2.20(d)
  Without expense reimbursement(%)(e).......................    2.82          7.18          20.74(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................    (.23)          .24            .52(d)
Portfolio turnover rate(%)..................................      27            14             --
Average commission rate(f)..................................  $.0018           N/A            N/A

                                                                                      FOR THE PERIOD
                                                                    FOR THE          NOVEMBER 1, 1994
CLASS B                                                           YEAR ENDED          (COMMENCEMENT)
                                                                 DECEMBER 31,        TO DECEMBER 31,
                                                              -------------------    ----------------
                                                               1996         1995           1994
SELECTED PER SHARE DATA                                       ------        -----    ----------------
Net asset value, beginning of period........................  $ 9.05        $8.64        $ 10.00
                                                              ------        -----       --------
  Income (loss) from investment operations
  Net investment loss(a)....................................    (.06)        (.02)            --
  Net realized and unrealized gain (loss) on investment
    transactions............................................    1.05          .51          (1.36)
                                                              ------        -----       --------
    Total from investment operations........................     .99          .49          (1.36)
                                                              ------        -----       --------
  Less distributions
  From net realized gain....................................      --          .08             --
                                                              ------        -----       --------
    Total distributions.....................................      --          .08             --
                                                              ------        -----       --------
Net asset value, end of period..............................  $10.04        $9.05        $  8.64
                                                              ======        =====       ========
Total return (%)............................................   10.95(b)      5.62(b)      (13.60)(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $6,269        $ 945        $   121
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................    3.20         3.30           2.95(d)
  Without expense reimbursement(%)(e).......................    3.57         7.93          21.49(d)
Ratio of net investment loss to average net assets(%)(a)....    (.98)        (.51)          (.23)(d)
Portfolio turnover rate(%)..................................      27           14             --
Average commission rate(f)..................................  $.0018          N/A            N/A

                      (See Notes to Financial Statements)

                                                                 FOR THE PERIOD
                                                                 APRIL 30, 1996
CLASS C                                                          (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                                ----------------
                                                                      1996
SELECTED PER SHARE DATA                                         ----------------
Net asset value, beginning of period........................         $ 9.89
                                                                     ------
  Income from investment operations
  Net investment loss(a)....................................           (.02)
  Net realized and unrealized gain on investment
    transactions............................................            .19
                                                                     ------
    Total from investment operations........................            .17
                                                                     ------
Net asset value, end of period..............................         $10.06
                                                                     ======
Total return(%).............................................           1.73(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $1,854
Ratio of expenses to average net assets
  With expense reimbursement(%)(e)..........................           3.16(d)
  Without expense reimbursement(%)(e).......................           3.53(d)
Ratio of net investment loss to average net assets(%)(a)....           (.94)(d)
Portfolio turnover rate(%)..................................             27
Average commission rate(f)..................................         $.0018

(a) Net investment income (loss) is net of expenses reimbursed by manager.
(b)     Total return does not reflect a sales charge.
(c) Total return represents aggregate total return and does not reflect a sales charge.
(d)     Annualized.
(e) Beginning in 1995, total expenses include any fees paid indirectly. The ratio of expenses to average net assets with expense reimbursement has been restated for 1995.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy New Century Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect.

     All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board. As of December 31, 1996, securities valued in good faith by the Valuation Committee of the Board were determined to have no market value, and have been noted as such in the investment portfolio.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $230,738. These dividends were subject to withholding tax in the amount of $10,373. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $46,000 as of December 31, 1996, which may be applied against realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryforward expires in 2004.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     DEFERRED ORGANIZATION EXPENSES -- Expenses incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

     FEES PAID INDIRECTLY -- The Fund has an arrangement with its custodian whereby a certain percentage of quarterly cumulative credits resulting from cash balances on deposit with the custodian are used to offset custody fees, including transaction and out-of-pocket expenses. For the year, custody fees were reduced by $27,390 under this arrangement.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.
     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $28,765.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $17,525, $35,654 and $3,360 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $16,682, $8,634 and $678 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                        YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 1996       DECEMBER 31, 1995
                                  ----------------------   --------------------
CLASS A                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................   770,476   $ 7,578,070   347,829   $3,107,775
Issued on reinvestment of
 distributions..................        --            --     4,320       38,927
Repurchased.....................  (169,014)   (1,663,673)  (43,244)    (375,366)
                                  --------   -----------   -------   ----------
Net increase....................   601,462   $ 5,914,397   308,905   $2,771,336
                                  ========   ===========   =======   ==========

                                        YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 1996       DECEMBER 31, 1995
                                  ----------------------   --------------------
CLASS B                            SHARES      AMOUNT      SHARES      AMOUNT
-------                           --------   -----------   -------   ----------
Sold............................   605,573   $ 5,942,047    95,175   $  816,806
Issued on reinvestment of
 distributions..................        39           388       798        7,193
Repurchased.....................   (85,800)     (845,585)   (5,547)     (49,309)
                                  --------   -----------   -------   ----------
Net increase....................   519,812   $ 5,096,850    90,426   $  774,690
                                  ========   ===========   =======   ==========

                                    FROM APRIL 30, 1996
                                     (COMMENCEMENT) TO
                                     DECEMBER 31, 1996
                                  -----------------------
CLASS C                            SHARES       AMOUNT
-------                           --------    -----------
Sold............................   186,226    $ 1,829,278
Issued on reinvestment of
 distributions..................        14            142
Repurchased.....................    (2,054)       (20,527)
                                  --------    -----------
Net increase....................   184,186    $ 1,808,893
                                  ========    ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy New Century Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVCAX123196

DECEMBER 31, 1996                                              (IVY FUNDS LOGO)

IVY MONEY MARKET FUND

MARKET COMMENTARY:

        Overall, fixed income markets in 1996 were marked by unfulfilled expectations and interest rate volatility. Following a quarter point decrease in the discount rate in January 1996, there were several indicators pointing to increased economic growth--increased wage pressure, higher petroleum and grain prices, a strong dollar and full employment--and bond markets responded by pushing interest rates higher.
        Later in the year, market participants watched guardedly for inflation to rear its head. However, US Gross Domestic Product (GDP) and the Consumer Price Index (CPI) continued to reflect moderate growth which resulted in interest rates coming down, only to rise again by year end.
        Looking at the US economy, we expect to see continued moderate economic growth with low and contained inflation. We believe the Federal Reserve Board will tighten monetary policy if it perceives an inflationary threat from rising labor costs. Labor costs, the primary factor that drives inflation, continue to be pressured by the ongoing substitution of capital (in the form of technology) for labor, in both the manufacturing and service industries. These costs have been declining for the past ten years in developed markets and have just recently begun to creep up. Tighter labor markets will result in higher wage costs; however, we don't expect these higher costs to be passed down to consumers.
        We believe the more likely scenario will be corporate profitability will fall victim to these higher costs. If labor costs increase too much, companies always have the option of moving operations to a lower cost location and/or continuing to automate. This scenario is more likely to happen in a world of low trades barriers, which is the world we live in now. Additionally, if the Federal Reserve Board were to perceive rising labor costs as a threat to price stability, the financial markets would expect preemptive tightening by the Federal Reserve Board. Higher interest rates resulting from this action would dampen economic growth, which would ultimately send interest rates lower.
        We expect interest rates to remain in a trading range over the next year. And, we will continue our efforts to seek the best yield opportunities for Ivy Money Market Fund.

IVY MANAGEMENT INC.




   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
 John S. Anderegg, Jr.           Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.        Michael G. Landry, Chairman               1-800-777-6472                   Ivy Mackenzie
     Roy J. Glauber            Keith J. Carlson, President                                              Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL              Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996


COMMERCIAL PAPER -- 34.4%     PRINCIPAL       VALUE
------------------------------------------------------
Abbott Laboratories, 5.25%,
  01/24/97.................  $   850,000   $   849,876
Associates Corp. of North
  America,
  5.28%, 01/03/97..........      700,000       697,741
Chevron Oil Finance
  Company, 5.33%,
  02/05/97.................      900,000       895,470
Clorox Co., 5.25%,
  03/06/97.................      900,000       891,731
Colonial Pipeline Co.,
  5.28%, 01/10/97..........      800,000       799,061
General Electric Capital
  Corp., 5.29%, 01/27/97...      900,000       896,694
Kellogg Co., 5.25%,
  01/29/97.................    1,000,000     1,004,825
National Rural Utilities,
  5.25%,
  03/05/97.................      800,000       792,767
Prudential Funding Corp.,
  5.30%, 01/06/97..........      850,000       849,499
Yale University, 5.25%,
  03/04/97.................      900,000       891,994
                                           -----------
TOTAL COMMERCIAL PAPER
  (Cost -- $8,569,658).....                  8,569,658
                                           -----------
U.S. GOVERNMENT
AGENCIES AND
OBLIGATIONS -- 55.4%
---------------------------
Federal National Mortgage
  Association, 5.25%,
  01/02/97.................    7,100,000     7,100,000
Federal National Mortgage
  Association, 5.45%,
  01/15/97.................    1,700,000     1,696,654
Student Loan Marketing
  Association, 4.76%,
  01/02/97(a)..............    1,000,000       999,355
Tennessee Valley Authority,
  5.16%, 01/22/97..........  $ 2,000,000   $ 1,994,267
U.S. Treasury Bill, 4.95%,
  01/09/97.................    2,000,000     1,998,075
                                           -----------
TOTAL U.S. GOVERNMENT
  AGENCIES AND OBLIGATIONS
  (Cost -- $13,788,351)....                 13,788,351
                                           -----------
TOTAL INVESTMENTS -- 89.8%
(Cost -- $22,358,009)(b)...                 22,358,009
OTHER ASSETS, LESS
  LIABILITIES -- 10.2%.....                  2,549,042
                                           -----------
NET ASSETS -- 100%.........                $24,907,051
                                           ===========

(a) Floating rate note; reflects variable rate as of the latest reset date, December 17, 1996.
(b) Cost is the same for Federal income tax purposes.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $22,358,009)......  $22,358,009
Cash........................................................    2,529,035
Receivables -- Manager for expense reimbursement............       26,555
Other assets................................................       25,766
                                                              -----------
  Total assets..............................................   24,939,365
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................        4,296
  Management fee............................................        6,800
  Other payables to related parties.........................       14,111
Accrued expenses............................................        7,107
                                                              -----------
  Total liabilities.........................................       32,314
                                                              -----------
Net assets..................................................  $24,907,051
                                                              ===========
CLASS A
Net asset value, offering price, and redemption price per
  share ($21,359,067/21,359,067 shares outstanding).........  $      1.00
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($3,474,373/3,474,373 shares outstanding)*................  $      1.00
                                                              ===========
CLASS C
Net asset value and offering price per share ($73,611/73,611
  shares outstanding)*......................................  $      1.00
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $24,907,051
                                                              -----------
NET ASSETS..................................................  $24,907,051
                                                              ===========

* Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Interest..................................................             $1,065,070
                                                                         ----------
EXPENSES
  Management fee............................................  $ 80,302
  Transfer agent............................................   109,444
  Administrative services fee...............................    20,075
  Custodian fees............................................    15,865
  Blue Sky fees.............................................    38,502
  Auditing and accounting fees..............................    11,428
  Shareholder reports.......................................     4,983
  Fund accounting...........................................    27,774
  Trustees' fees............................................     4,628
  Legal.....................................................    31,132
  Other.....................................................    25,496
                                                                         ----------
                                                                            369,629
  Expenses reimbursed by manager............................               (199,546)
                                                                         ----------
    Net expenses............................................                170,083
                                                                         ----------
NET INVESTMENT INCOME AND INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...........................................             $  894,987
                                                                         ==========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996          1995
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income.......................................  $   894,987   $ 1,359,236
                                                              -----------   -----------
Net increase resulting from operations......................      894,987     1,359,236
                                                              -----------   -----------
Distributions to shareholders from net investment income
  Class A...................................................     (794,505)   (1,359,236)
  Class B...................................................      (95,901)           --
  Class C...................................................       (4,581)           --
                                                              -----------   -----------
    Total distributions to shareholders.....................     (894,987)   (1,359,236)
                                                              -----------   -----------
Fund share transactions (Note 4)
  Class A...................................................   (3,249,695)   (2,218,643)
  Class B...................................................    3,474,373            --
  Class C...................................................       73,611            --
                                                              -----------   -----------
    Net increase (decrease) resulting from fund share
     transactions...........................................      298,289    (2,218,643)
                                                              -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................      298,289    (2,218,643)
NET ASSETS
  Beginning of period.......................................   24,608,762    26,827,405
                                                              -----------   -----------
  END OF PERIOD.............................................  $24,907,051   $24,608,762
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

CLASS A
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                               1996         1995         1994         1993         1992
SELECTED PER SHARE DATA                                       -------      -------      -------      -------      -------
Net asset value, beginning of period........................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              -------      -------      -------      -------      -------
  Income from investment operations
  Net investment income(a)..................................      .04          .05          .04          .02          .03
  Less distributions
  From net investment income................................     (.04)        (.05)        (.04)        (.02)        (.03)
                                                              -------      -------      -------      -------      -------
Net asset value, end of period..............................  $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                              =======      =======      =======      =======      =======
Total return(%).............................................     4.47         4.80         4.21         2.42         2.81
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $21,359      $24,609      $26,827      $25,782      $18,839
Ratio of expenses to average net assets
  With expense reimbursement(%).............................      .86          .85          .85          .85          .85
  Without expense reimbursement(%)..........................     1.86         1.39         1.24         1.56         1.45
Ratio of net investment income to average net
  assets(%)(a)..............................................     4.47         4.91         3.29         2.22         2.75

CLASS B                                                       FOR THE YEAR ENDED
                                                                 DECEMBER 31,
                                                              ------------------
                                                                     1996
SELECTED PER SHARE DATA                                       ------------------
Net asset value, beginning of period........................        $ 1.00
                                                                    ------
  Income from investment operations
  Net investment income(a)..................................           .05
  Less distributions
  From net investment income................................          (.05)
                                                                    ------
Net asset value, end of period..............................        $ 1.00
                                                                    ======
Total return(%).............................................          4.57
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................        $3,474
Ratio of expenses to average net assets
  With expense reimbursement(%).............................           .77
  Without expense reimbursement(%)..........................          1.77
Ratio of net investment income to average net
  assets(%)(a)..............................................          4.57

                                                              FROM APRIL 30, 1996
CLASS C                                                         (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                              -------------------
                                                                     1996
SELECTED PER SHARE DATA                                       -------------------
Net asset value, beginning of period........................         $ 1.00
                                                                     ------
  Income from investment operations
  Net investment income(a)..................................            .03
  Less distributions
  From net investment income................................           (.03)
                                                                     ------
Net asset value, end of period..............................         $ 1.00
                                                                     ======
Total return(%).............................................           4.78(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $   74
Ratio of expenses to average net assets
  With expense reimbursement(%).............................            .56(c)
  Without expense reimbursement(%)..........................           1.56(c)
Ratio of net investment income to average net
  assets(%)(a)..............................................           4.78(c)

(a) Net investment income is net of expenses reimbursed by manager.
(b)     Total return represents aggregate total return.
(c)     Annualized.
Note: The seven day yield as of December 31, 1996 was 4.38%. The thirty day yield as of December 31, 1996 was 4.40%.


                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Money Market Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Short-term obligations and commercial paper are valued at amortized cost, which approximates market.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Interest income is accrued on a daily basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions of net investment income are declared daily, and are paid at the earlier of redemption or the last business day of the month.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .40% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 0.85% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $99,400, $9,798 and $246 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions and equivalent dollar amounts for Class A, Class B and Class C were as follows:

                                     YEAR ENDED           YEAR ENDED
CLASS A                           DECEMBER 31, 1996    DECEMBER 31, 1995
-------                           -----------------    -----------------
Sold............................      67,870,418           67,708,114
Issued on reinvestment of
 distributions..................         682,663            1,245,290
Repurchased.....................     (71,802,776)         (71,172,047)
                                     -----------          -----------
Net decrease....................      (3,249,695)          (2,218,643)
                                     ===========          ===========

                                                      FROM JANUARY 1, 1996
                                                       (COMMENCEMENT) TO
CLASS B                                                DECEMBER 31, 1996
-------                                               --------------------
Sold..............................................         24,768,901
Issued on reinvestment of distributions...........             68,338
Repurchased.......................................        (21,362,866)
                                                          -----------
Net increase......................................          3,474,373
                                                          ===========

                                                      FROM APRIL 30, 1996
                                                       (COMMENCEMENT) TO
CLASS C                                                DECEMBER 31, 1996
-------                                               --------------------
Sold..............................................            668,573
Issued on reinvestment of distributions...........              2,270
Repurchased.......................................           (597,232)
                                                          -----------
Net increase......................................             73,611
                                                          ===========

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Money Market Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IMMFX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY CHINA REGION FUND

ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         The Ivy China Region Fund performed well in 1996, returning 20.5% on a net asset value basis. This compares to a total return of 11.1% for the Lipper Analytical Services universe of Pacific ex-Japan funds. The performance of the Ivy China Region Fund was driven by Hong Kong, which on average represented about 50% of the Fund's assets in 1996 and was up 35% for the year. The Hang Seng Index (Hong Kong) performed well on the back of a strong US stock market, low US interest rates, improving corporate earnings in Hong Kong, and a gradual change in the perception of investors of Hong Kong/China risk. (For the Fund's total return with sales charge, and performance commentary, please refer to the following page.)
         The strategy for the Ivy China Region Fund remained unchanged throughout the year. At year end, approximately 67% of its assets were invested in Hong Kong, 16% in mainland Chinese companies, 6% in Taiwan, and the rest (11%) in Southeast Asian companies selected for what we believe to be their outstanding value or their exposure to the China region.
         The Fund's investments in mainland China also performed well as local investors aggressively participated in both Shanghai and Shenzhen markets. The B-shares in Shanghai and Shenzhen also performed well. Peoples Republic of China
(PRC) investors, who found better value in foreign shares than their domestic A-shares, bought B-shares throughout the year, driving prices higher. Also, as China's credit policy loosened in 1996, investors were buying stocks in anticipation of better corporate profits in the months ahead.
         Elsewhere in Asia, recent reports of failing export growth have raised concern the region, where export strength forms the backbone of economic policy, may not only be losing competitiveness but may, in fact, be at the start of a structural economic slowdown. Given the tremendous economic success Asia has experienced in only 20 or 30 years, we believe it is unlikely progress will stop here.
         According to our research, the Likelihood of Asian countries making a successful transition from low value-added manufacturing to high value-added manufacturing has been increased by governmental leaders' greater emphasis on education, the increasing requirement for technology transfer agreements by corporations and economic policy makers' insistence on domestic savings programs to fund future development. These factors, combined with the tremendous work ethic found throughout the region, should allow Asia to continue on its prosperous path.
         We remain optimistic on the prospects for the China region. We believe Hong Kong's transition back to Chinese rule on July 1, 1997 will be smooth and investor sentiment should improve as the date approaches. Our research indicates Hong Kong is still trading at a 30-40% discount to the rest of the region and we believe this discount could narrow as investors increasingly perceive China as an opportunity, not a threat. The combination of a price/earnings ratio expansion from 13 to 20 (a level reached several times in the past 20 years when optimism was high) and corporate earnings growth of at least 20% per annum could make Hong Kong one of the best performing markets in the world in the coming years.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY CHINA REGION FUND PERFORMANCE COMMENTARY
For the twelve months ended December 31, 1996, the Ivy China Region Fund outperformed the Lipper Analytical Services universe of Pacific ex-Japan funds. The total return of the Fund was 20.5% as compared to 11.1% for the Lipper universe. The Fund's outperformance is due primarily to the strong performance of the markets of Hong Kong, China and Taiwan and its higher concentration of investments in these three countries. The Lipper category is more broadly diversified throughout the region.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (10/93) OF A $10,000
                                   INVESTMENT

                                    (GRAPH)

                               ONE- AND TWO-YEAR
                             CUMULATIVE PERFORMANCE
                                    (GRAPH)
            The chart above reflects performance at Net Asset Value.

------------------------------------------------------------------------------------
                                          IVY CHINA REGION FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                 13.57%      13.22%     14.67%    19.67%    14.32%    19.30%
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                               .28%      1.21%    (.15)%     .78%
                                                C:        C:        C:        C:
 Since Inception        .07%       (.38)%      8.39%     9.39%     8.39%     9.39%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy China Region Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.

The International Finance Corporation China Region Index and the International Finance Corporation China Region Index with Hong Kong are unmanaged indices and assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. The IFC with Hong Kong represents the market cap weighting of the IFC China index and includes the Hang Seng index. It is not possible to invest in an index.

Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 100.6%    SHARES         VALUE
------------------------------------------------------
AMERICAS -- 0.4%
---------------------------
UNITED STATES -- 0.4%
Amway Asia Pacific Ltd.....        2,500   $   105,938
                                           -----------
ASIA / PACIFIC -- 100.2%
---------------------------
CHINA -- 15.8%
China Southern Glass
  Co. -- Class B...........      305,890       189,822
Huaneng Power
  International, Inc.
  ADR*.....................       15,000       337,500
Inner Mongolia Erdos
  Cashmere Products
  Co. -- Class B...........      276,000       173,880
Qinling Motors Company
  Ltd......................    1,100,000       607,951
Shanghai Dazhong Taxi
  Company -- Class B.......      390,000       322,140
Shanghai Diesel Engine Co.
  Ltd. -- Class B*.........      648,000       307,152
Shanghai Erfangji Company
  Limited -- Class B*......      907,500       156,090
Shanghai Industrial Sewing
  Machine Co. Ltd. -- Class
  B........................      600,000       114,000
Shanghai Narcissus Electric
  Appliances Industrial
  Company Ltd. -- Class
  B*.......................      467,500        98,175
Shanghai Post & Telecom
  Eq. -- Class B...........      393,000       165,846
Shanghai Shangling Electric
  Appliances Co.
  Ltd. -- Class B*.........      312,000       135,408
Shanghai Yaohua Pilkington
  Glass Class B*...........      200,000        95,200
Shenzhen China
  Bicycles -- Class B......      865,800       376,094
Shenzhen Konka Electronics
  Group Limited -- Class
  B........................      260,000       294,118
Tingyi (Cayman Island)
  Holding Co.*.............      810,000       212,056
Zhenhai Refining and
  Chemical Company
  Limited..................      900,000       331,610
                                           -----------
                                             3,917,042
                                           -----------
HONG KONG -- 67.0%
Asia Satellite Telecom
  ADR*.....................        4,000        93,500
C.P. Pokphand..............    1,242,000       485,721
Chen Hsong Holdings*.......      450,000       273,433
Cheung Kong (Holdings)
  Ltd......................      123,000     1,093,246
Cheung Kong Infrastructure
  Holdings*................       36,000        95,410
China Travel International
  Investment Hong Kong
  Ltd......................      762,000       337,408
China Travel International
  Investment Hong Kong Ltd.
  Warrants*................      102,400        20,387
Citic Pacific Ltd..........      161,000       934,571
Consoldiated Electric Power
  Asia Ltd.................          375           880
Esprit Asia Holdings Ltd...      696,000       308,184
Founder Hong Kong Ltd.*....      290,000       111,539
Giordano Holdings Ltd......      476,000       406,154
Gold Peak Industries.......      923,000       632,437
Guangdong Investments......      799,000       769,561
Guangdong Tannery Ltd.*....       39,950        10,071
HSBC Holdings..............       46,867     1,002,779
Hang Seng Bank.............       27,900       339,056
Henderson Land Development
  Company Ltd..............       52,000       524,370
Hong Kong & China Gas
  Company Ltd..............      186,000       359,496
Hong Kong Land Holdings
  Ltd......................      152,000       422,560
Hong Kong
  Telecommunications
  Limited..................      299,600       482,226
Jardine International Motor
  Holdings Co..............      136,000       181,978
Jardine Strategic Holdings
  Ltd......................      100,250       362,905
Jardine Strategic Holdings
  Warrants*................       13,250         5,300
Johnson Electric Holdings
  Ltd......................      237,000       655,695
Kumagai Gumi (Hong Kong)
  Ltd......................      300,000       349,063
Kumagai Gumi (Hong Kong)
  Ltd. Warrants*...........       60,000        25,598
Lamex Holdings.............       76,000        27,511
Li & Fung..................      615,800       545,344
M.C. Packaging (Hong Kong)
  Ltd......................      648,000   $   224,098
Manhattan Card Company
  Ltd......................      868,000       440,453
Melco International
  Development Ltd.*........       15,900         5,550
National Mutual Asia Ltd...      440,000       418,100
New World Development
  Company Ltd..............       80,000       540,401
New World Infrastructure
  Ltd.*....................          133           389
Peregrine Investment
  Holdings Limited.........      262,000       448,804
Peregrine Investment
  Holdings Limited
  Warrants*................       26,200         8,383
Realty Development 'A'.....        5,000        20,814
Semi-Tech (Global).........       78,000       129,076
Shangri-La Asia Ltd........      230,000       340,466
Sime Darby (Hong Kong).....       92,000       115,966
Siu-Fung Ceramics Holdings,
  Ltd.
  (with 444,130 rights)....    1,110,327        81,821
Sun Hung Kai Properties
  Ltd......................       42,800       524,279
Swire Pacific Ltd Class
  A........................       59,500       567,308
Techtronic Industries Co...    1,888,000       280,698
Tsingtao Brewery Co. Ltd
  Series H.................      600,000       228,830
Union Bank of Hong Kong
  Ltd......................      355,000       447,479
Wharf (Holdings) Ltd.......       80,000       399,225
Wo Kee Hong Holdings Ltd...      562,000        45,774
Wo Kee Hong Holdings Ltd
  Warrants*................      112,400         1,250
Yue Yuen Industrial
  Holdings.................    1,146,000       437,065
                                           -----------
                                            16,562,612
                                           -----------
INDONESIA -- 2.2%
Bank Niaga*................       60,000       142,222
PT Astra International.....       28,000        77,037
PT Chareon Pokphand
  Indonesia................       48,000        42,413
Semen Gresik -- Foreign
  Registered...............       84,000       270,222
                                           -----------
                                               531,894
                                           -----------
KOREA -- 4.0%
Daewoo Corporation.........          400         3,051
Hyundai Motor Co, Ltd......        2,500        66,233
Keum Kang Development Ind.
  Company*.................        8,800       144,672
Korea Electric Power
  Corporation..............        6,300       183,300
Korea Fund Inc.............       10,100       151,500
L.G. Electronics (with 422
  rights)..................        8,000       101,242
Pohang Iron & Steel Co.
  Ltd......................        2,000       114,831
Samsung Electronics
  Co. -- GDR...............          640        11,840
Samsung Electronics
  Co. -- GDR 144A
  Registered*..............          296        12,025
Samsung Electronics
  Co. -- New Common........        1,423        75,761
Samsung Heavy Industries...          509         5,268
Shinhan Bank...............        8,000       128,397
                                           -----------
                                               998,120
                                           -----------
MALAYSIA -- 1.5%
Leader Universal
  Holdings -- Class A......       61,666       129,412
London & Pacific Insurance
  Company..................       38,200       237,473
                                           -----------
                                               366,885
                                           -----------
SINGAPORE -- 2.0%
Clipsal Industries
  Limited..................      100,000       364,000
Elec & Eltek International
  Co. Ltd..................       35,000       133,000
                                           -----------
                                               497,000
                                           -----------
TAIWAN -- 6.3%
ROC Taiwan Fund*...........       70,600       723,650
Taiwan Fund Inc............       38,000       845,500
                                           -----------
                                             1,569,150
                                           -----------
THAILAND -- 1.1%
Bank of Ayudhya -- Foreign
  Registered...............       68,750       162,222
Krung Thai Bank Public
  Company Limited..........       50,000        96,529
                                           -----------
                                               258,751
                                           -----------

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES              SHARES         VALUE
------------------------------------------------------
VIETNAM -- 0.3%
The Vietnam Fund
  Limited*.................        7,800   $    64,350
                                           -----------
TOTAL EQUITY SECURITIES
(Cost -- $23,362,298)(a)...                 24,871,742
                                           -----------
CONVERTIBLE CORPORATE
BONDS -- 0.9%                  PRINCIPAL
---------------------------  -----------
Piltel International
  Holding Corp., 1.75%,
  07/17/06
  (Cost -- $240,000).......  $   240,000       236,400
                                           -----------
TOTAL INVESTMENTS -- 101.5%
(Cost -- $23,602,298)(a)...                 25,108,142
OTHER ASSETS, LESS
  LIABILITIES -- (1.5%)....                   (374,601)
                                           -----------
NET ASSETS -- 100%.........                $24,733,541
                                           ===========
 *  Non-income producing security.
(a) Cost for Federal income tax purposes is
  $23,773,646.
ADR  --   American Depository Receipt
GDR  --   Global Depository Receipt
OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for
Federal income tax purposes is as follows:
    Gross unrealized appreciation......................   $5,004,799
    Gross unrealized depreciation......................   (3,670,303)
                                                          ----------
        Net unrealized appreciation....................   $1,334,496
                                                          ==========
Purchases and sales of securities other than short-term obligations aggregated $6,477,333 and $4,955,833, respectively, for the period ended December 31, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $23,602,298)......  $25,108,142
Cash........................................................       85,451
Receivables
  Investments sold..........................................    1,095,832
  Fund shares sold..........................................       16,086
  Dividends and interest....................................       30,597
  Manager for expense reimbursement.........................        9,024
Other assets................................................       26,325
                                                              -----------
  Total assets..............................................   26,371,457
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................          183
  Investments purchased.....................................    1,571,540
  Fund shares repurchased...................................        1,506
  Management fee............................................       21,074
  12b-1 service and distribution fees.......................       11,652
  Other payables to related parties.........................       16,301
Accrued expenses............................................       15,660
                                                              -----------
  Total liabilities.........................................    1,637,916
                                                              -----------
NET ASSETS..................................................  $24,733,541
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($15,289,612/1,484,596 shares outstanding)................  $     10.30
                                                              ===========
Maximum offering price per share ($10.30 X 100/94.25)*......  $     10.93
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($8,994,683/875,128 shares outstanding)**.................  $     10.28
                                                              ===========
CLASS C
Net asset value and offering price per share
  ($449,246/43,873 shares outstanding)**....................  $     10.24
                                                              ===========
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $24,826,143
  Accumulated net realized loss on investments..............   (1,598,521)
  Net unrealized appreciation on investments and foreign
    currency transactions...................................    1,505,919
                                                              -----------
NET ASSETS..................................................  $24,733,541
                                                              ===========

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $10,099 foreign taxes withheld..........             $   582,858
  Interest..................................................                   6,056
                                                                         -----------
                                                                             588,914
                                                                         -----------
EXPENSES
  Management fee............................................  $233,804
  Transfer agent............................................   105,576
  Administrative services fee...............................    23,381
  Custodian fees............................................    32,492
  Blue Sky fees.............................................    24,939
  Auditing and accounting fees..............................    14,186
  Shareholder reports.......................................     5,750
  Fund accounting...........................................    35,038
  Trustees' fees............................................     4,628
  12b-1 service and distribution fees.......................   122,631
  Legal.....................................................    22,799
  Other.....................................................    18,880
                                                                         -----------
                                                                             644,104
  Expenses reimbursed by manager............................                 (65,675)
                                                                         -----------
    Net expenses............................................                 578,429
                                                                         -----------
NET INVESTMENT INCOME.......................................                  10,485
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
  TRANSACTIONS
  Net realized loss on investments and foreign currency
    transactions............................................              (1,001,126)
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........               5,263,221
                                                                         -----------
    Net gain on investment transactions.....................               4,262,095
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $ 4,272,580
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996          1995
                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.....................................  $    10,485   $   269,887
  Net realized loss on investments and foreign currency
    transactions............................................   (1,001,126)     (304,802)
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........    5,263,221       370,010
                                                              -----------   -----------
    Net increase resulting from operations..................    4,272,580       335,095
                                                              -----------   -----------
Class A distributions
  From net investment income................................      (46,722)     (209,871)
  In excess of net investment income........................      (30,983)           --
  In excess of net realized gain............................           --       (20,020)
                                                              -----------   -----------
    Total distributions to Class A shareholders.............      (77,705)     (229,891)
                                                              -----------   -----------
Class B distributions
  From net investment income................................           --       (60,016)
  In excess of net realized gain............................           --       (12,354)
                                                              -----------   -----------
    Total distributions to Class B shareholders.............           --       (72,370)
                                                              -----------   -----------
Class C distributions
  In excess of net investment income........................       (3,703)           --
                                                              -----------   -----------
    Total distributions to Class C shareholders.............       (3,703)           --
                                                              -----------   -----------
Fund share transactions (Note 5)
  Class A...................................................     (231,044)     (329,623)
  Class B...................................................      597,206      (459,143)
  Class C...................................................      416,039            --
                                                              -----------   -----------
    Net increase (decrease) resulting from Fund share
     transactions...........................................      782,201      (788,766)
                                                              -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................    4,973,373      (755,932)
NET ASSETS
  Beginning of period.......................................   19,760,168    20,516,100
                                                              -----------   -----------
  END OF PERIOD.............................................  $24,733,541   $19,760,168
                                                              ===========   ===========
ACCUMULATED NET INVESTMENT INCOME...........................  $        --   $     1,382
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                   FOR THE PERIOD
                                                                                                  OCTOBER 23, 1993
CLASS A                                                                                            (COMMENCEMENT)
                                                               FOR THE YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                              ---------------------------------   ----------------
                                                               1996         1995         1994           1993
SELECTED PER SHARE DATA                                       -------      -------      -------   ----------------
Net asset value, beginning of period........................  $  8.58      $  8.61      $ 11.55       $ 10.00
                                                              -------      -------      -------      --------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................      .03          .14          .05          (.01)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     1.74         (.01)       (2.91)         1.57
                                                              -------      -------      -------      --------
    Total from investment operations........................     1.77          .13        (2.86)         1.56
                                                              -------      -------      -------      --------
  Less distributions
  From net investment income................................      .03          .14          .05            --
  In excess of net investment income........................      .02           --          .03            --
  In excess of net realized gain............................       --          .02           --            --
  From capital paid-in......................................       --           --           --           .01
                                                              -------      -------      -------      --------
    Total distributions.....................................      .05          .16          .08           .01
                                                              -------      -------      -------      --------
Net asset value, end of period..............................  $ 10.30      $  8.58      $  8.61       $ 11.55
                                                              =======      =======      =======      ========
Total return(%).............................................    20.50(c)      1.59(c)    (24.88)(c)       15.65(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $15,290      $12,855      $13,180       $ 8,371
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     2.20         2.20         2.20          1.98(d)
  Without expense reimbursement(%)..........................     2.48         2.73         2.76          2.45(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................      .32         1.61          .55          (.91)(d)
Portfolio turnover rate(%)..................................       22           25            4            --
Average commission rate(e)..................................  $ .0050          N/A          N/A           N/A

                                                                                                   FOR THE PERIOD
                                                                                                  OCTOBER 23, 1993
CLASS B                                                                                            (COMMENCEMENT)
                                                               FOR THE YEAR ENDED DECEMBER 31,    TO DECEMBER 31,
                                                              ---------------------------------   ----------------
                                                               1996         1995         1994           1993
SELECTED PER SHARE DATA                                       -------      -------      -------   ----------------
Net asset value, beginning of period........................  $  8.58      $  8.61      $ 11.55       $ 10.00
                                                              -------      -------      -------      --------
  Income (loss) from investment operations
  Net investment income (loss)(a)...........................     (.04)         .08         (.02)         (.02)
  Net realized and unrealized gain (loss) on investment
    transactions............................................     1.74         (.02)       (2.92)         1.57
                                                              -------      -------      -------      --------
    Total from investment operations........................     1.70          .06        (2.94)         1.55
                                                              -------      -------      -------      --------
  Less distributions
  From net investment income................................       --          .08           --            --
  In excess of net realized gain............................       --          .01           --            --
                                                              -------      -------      -------      --------
    Total distributions.....................................       --          .09           --            --
                                                              -------      -------      -------      --------
Net asset value, end of period..............................  $ 10.28      $  8.58      $  8.61       $ 11.55
                                                              =======      =======      =======      ========
Total return(%).............................................    19.67(c)       .83(c)    (25.45)(c)       15.50(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $ 8,995      $ 6,905      $ 7,336       $ 3,565
Ratio of expenses to average net assets
  With expense reimbursement(%).............................     2.95         2.95         2.95          2.74(d)
  Without expense reimbursement(%)..........................     3.23         3.48         3.51          3.20(d)
Ratio of net investment income (loss) to average net
  assets(%)(a)..............................................     (.43)         .86         (.20)        (1.66)(d)
Portfolio turnover rate(%)..................................       22           25            4            --
Average commission rate(e)..................................  $ .0050          N/A          N/A           N/A

                      (See Notes to Financial Statements)

                                                                 FOR THE PERIOD
                                                                 APRIL 30, 1996
CLASS C                                                          (COMMENCEMENT)
                                                                TO DECEMBER 31,
                                                                ----------------
                                                                      1996
SELECTED PER SHARE DATA                                         ----------------
Net asset value, beginning of period........................         $ 9.44
                                                                     ------
  Income from investment operation
  Net investment loss(a)....................................             --
  Net realized and unrealized gain on investment
    transactions............................................            .89
                                                                     ------
    Total from investment operations........................            .89
                                                                     ------
  Less distributions
  In excess of net investment income........................            .09
                                                                     ------
    Total distributions.....................................            .09
                                                                     ------
Net asset value, end of period..............................         $10.24
                                                                     ======
Total return(%).............................................           9.39(b)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................         $  449
Ratio of expenses to average net assets
  With expense reimbursement(%).............................           2.71(d)
  Without expense reimbursement(%)..........................           2.99(d)
Ratio of net investment loss to average net assets(%)(a)....           (.19)(d)
Portfolio turnover rate(%)..................................             22
Average commission rate(e)..................................         $.0050
(a)     Net investment income (loss) is net of expenses reimbursed by manager.
(b)     Total return represents aggregate total return and does not reflect a sales charge.
(c)     Total return does not reflect a sales charge.
(d)     Annualized.
(e)     For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
        This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy China Region Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $594,890. These dividends were subject to withholding tax in the amount of $10,099. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     The Fund has a net tax-basis capital loss carryforward of approximately $1,500,000 as of December 31, 1996, which may be applied against any realized net taxable capital gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carryover expires $264,000 in 2002, $203,000 in 2003 and $1,033,000 in 2004.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $11,936.
     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $37,038, $84,812 and $781 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.
     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $67,527, $37,886 and $163 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. CONCENTRATION OF CREDIT RISK

     The Fund primarily invests in equity securities of companies in the China region. Therefore, the Fund is more susceptible to factors adversely affecting securities within the China region than is an equity fund that is not concentrated in such securities to the same extent.

5. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS A                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................   1,537,034   $ 14,512,385    1,416,644   $ 11,904,966
Issued on reinvestment of
 distributions...........       6,616         68,426       23,477        201,191
Repurchased..............  (1,556,713)   (14,811,855)  (1,473,931)   (12,435,780)
                           ----------   ------------   ----------   ------------
Net decrease.............     (13,063)  $   (231,044)     (33,810)  $   (329,623)
                           ==========   ============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                               DECEMBER 31, 1996           DECEMBER 31, 1995
                           -------------------------   -------------------------
CLASS B                      SHARES        AMOUNT        SHARES        AMOUNT
-------                    ----------   ------------   ----------   ------------
Sold.....................     998,886   $  9,546,623      575,358   $  5,085,871
Issued on reinvestment of
 distributions...........          --             --        7,766         66,561
Repurchased..............    (928,212)    (8,949,417)    (631,083)    (5,611,575)
                           ----------   ------------   ----------   ------------
Net increase (decrease)..      70,674   $    597,206      (47,959)  $   (459,143)
                           ==========   ============   ==========   ============

                              FROM APRIL 30, 1996
                               (COMMENCEMENT) TO
                               DECEMBER 31, 1996
                           -------------------------
CLASS C                      SHARES        AMOUNT
-------                    ----------   ------------
Sold.....................      50,214   $    474,632
Issued on reinvestment of
 distributions...........         324          3,314
Repurchased..............      (6,665)       (61,907)
                           ----------   ------------
Net increase.............      43,873   $    416,039
                           ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy China Region Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVCRX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY EMERGING GROWTH FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         Although 1996 was once again a good year for domestic stocks, it was one in which investors favored large capitalization stocks rather than the smaller, high-growth companies Ivy Emerging Growth Fund focuses on. The Wall Street Journal recently reported, "Because IBM, Intel, Microsoft, Coke, GE, and Cisco have a massive stock market valuation of $640 billion combined, their performance overshadows that of the average stock. Birinyi Associates calculates that without its 50 largest stocks, the S&P 500 would have been up an ordinary 9.4%. . . Within this environment, the Ivy Emerging Growth Fund had a total return of 18.52%, on a net asset value basis, for the twelve months ended December 31, 1996. For the same period the Fund's two most relevant benchmarks, the Russell 2000 Index and NASDAQ Industrials returned 16.49% and 15.03% respectively; the S&P 500 returned 23.22%. (For the Fund'S total return with sales charge and performance commentary, please refer to the following page.)
         Our research indicates the division in performance between the large- and small-capitalization sectors has significantly reduced the premium being paid for superior earnings growth. As the pendulum swings back, we believe emerging growth stocks could go through a catch-up period, provided the broader market is able to retain its recent gains.
         An important factor that helped the Ivy Emerging Growth Fund's performance was the decision to increase the weighting in technology stocks during the second half of the year. At the beginning of 1996, it became apparent there was excess inventory for personal computers and semiconductors, and particularly memory circuits. This excess diminished earnings visibility and pressured valuations, even in sectors that were unaffected by the inventory cycle. However, by mid- to late-summer there was evidence of a gradual improvement, and many of our new additions benefited as the earnings outlook picked up.
         The health care sector proved to be a more difficult area. Following a strong year in 1995, most biotech stocks languished in 1996. However, we remain optimistic on this sector because of the large number of new compounds in late stage clinical trials. We have and continue to use a basket approach to mitigate company-specific risk. Medical device stocks and health care information stocks also faced tough sledding as a number fell short of investor expectations.
         The investment thesis of the Fund remains constant: we believe over the long term, companies that deliver superior earnings growth will provide above average investment returns. Hence, the portfolio is composed of companies our research indicates should have earnings growth of 25% or higher over the next several years. We believe the smaller companies will provide this kind of growth because it's easier to grow from a small base. For example, a new product that generates $10 million in sales will have a significant impact on a small company, but practically gets lost in the rounding with a Fortune 100 company. Another advantage of smaller companies is that they are often more flexible and quicker to respond to change. Our goal is to build a portfolio of opportunistic companies that are out in front of change, taking advantage of it rather than being victimized by it. We believe this approach, if properly executed, should reward investors who have a long-term perspective and can accept above-average volatility.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY EMERGING GROWTH FUND PERFORMANCE COMMENTARY
Within an environment where the focus of investors was on larger capitalization stocks, the Ivy Emerging Growth Fund outperformed two relevant benchmarks -- the Russell 2000 and NASDAQ Industrials indices. For the twelve months ended December 31, 1996, the total return of the Fund was 18.52% as compared to 16.49% for the Russell 2000 and 15.03% for the NASDAQ Industrials. The Fund's outperformance of these indices can be attributed primarily to an increased allocation to the technology sector during the second half of 1996.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/93) OF A $10,000
                                   INVESTMENT
                                    (GRAPH)

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy Emerging Growth Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The S&P 500, NASDAQ and Russell 2000 indices are unmanaged indices of stocks which assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest in an index.
Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B and Class C shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                        ONE-, TWO-, THREE-YEAR AND SINCE
                        INCEPTION CUMULATIVE PERFORMANCE

                                     CHART

            The chart above reflects performance at Net Asset Value.

------------------------------------------------------------------------------------
                                         IVY EMERGING GROWTH FUND
                                        FOR PERIOD ENDING 12/31/96
                         Class A*-with sales charge          Class B** & C***
                          Average Annual
                           Total Return            Average Annual Total Return
                      --------------------------------------------------------------
                      w/Reimb.   w/o Reimb.       w/Reimb.           w/o Reimb.
                      --------------------------------------------------------------
                                                w/        w/o       w/        w/o
                                               CDSC      CDSC      CDSC      CDSC
                                             ---------------------------------------
                                                B:        B:        B:        B:
 1 Yr.                 11.71%      11.71%     12.65%    17.65%    12.65%    17.65%
------------------------------------------------------------------------------------
                                                B:        B:        B:        B:
                                              17.44%    18.10%    17.38%    18.04%
                                                C:        C:        C:        C:
 Since Inception       26.69%      26.65%     (5.48)%   (4.48)%   (5.48)%   (4.48)%
------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

COMMON STOCKS -- 95.5%          SHARES        VALUE
------------------------------------------------------
BIOTECHNOLOGY -- 6.8%
Alkermes, Inc.*.............      20,800   $   483,600
Autoimmune Inc.*............      18,300       281,363
Biochem Pharma, Inc.*.......      17,100       859,275
Centocor, Inc.*.............       8,000       286,000
Connective Therapeutics,
  Inc.*.....................      12,000        99,000
Depotech Corp.*.............       7,000       114,625
Ergo Science Corporation*...      24,000       315,000
Geltex Pharmaceuticals,
  Inc.*.....................      25,300       613,525
Gliatech, Inc.*.............      22,200       172,050
Liposome Company Inc.*......      94,200     1,801,575
NeoRx Corporation*..........      38,300       157,987
NeoRx Corporation Units*....      23,000        14,375
Neurex Corporation*.........      37,000       629,000
Neurocrine Biosciences,
  Inc.*.....................      13,500       135,000
Vertex Pharmaceuticals
  Inc.*.....................       6,700       269,675
ViroPharma Inc.*............      26,500       231,875
                                           -----------
                                             6,463,925
                                           -----------
BUSINESS & FINANCIAL
  SERVICES -- 16.3%
American Residential
  Services, Inc.*...........       1,300        35,262
Applied Graphics
  Technologies, Inc.*.......      35,000     1,019,375
BISYS Group, Inc.*..........      14,188       525,843
CCC Information Services
  Group.....................       7,700       123,200
CFI Proservices Inc.*.......      21,800       310,650
Capital One Financial
  Corporation...............      10,500       378,000
Capmac Holdings*............       8,900       294,812
Children's Comprehensive
  Services, Inc.*...........      46,600       611,625
Cohr, Inc.*.................      21,300       575,100
Copart, Inc.*...............      15,600       204,750
Corrections Corp. of
  America*..................      31,400       961,625
Cotelligent Group, Inc.*....      27,000       651,375
Credit Acceptance Corp.*....      10,800       253,800
Daisytek International
  Corporation*..............      17,700       725,700
Desktop Data, Inc.*.........      23,200       446,600
Employee Solutions, Inc.*...      20,000       410,000
Fair Issac and Company
  Inc.......................      13,600       532,100
Federal Agricultural
  Mortgage Corp. -- Class
  C*........................      14,350       441,262
Gartner Group, Inc. -- Class
  A*........................      14,000       545,125
Green Tree Financial Corp...      11,200       432,600
Intelligroup, Inc.*.........       9,100       100,100
Investment Technology Group,
  Inc.*.....................      28,000       539,000
Lightbridge, Inc.*..........      42,300       362,194
Litchfield Financial Corp...      46,727       689,223
Meta Group, Inc.*...........       6,600       178,200
Metris Companies Inc.*......       3,300        79,200
Oxford Resources
  Corp. -- Class A*.........       7,200       222,300
PMT Services, Inc.*.........      20,000       350,000
Profit Recovery Group
  International, Inc.
  (The)*....................      47,300       756,800
Quickresponse Services
  Inc.*.....................      20,500       584,250
Rental Service Corp.*.......      10,400       286,000
Sykes Enterprises,
  Inc.*(a)..................      16,500       618,750
United Waste Systems
  Inc.*.....................      20,800       715,000
Whittman-Hart, Inc.*........      20,600       527,875
                                           -----------
                                            15,487,696
                                           -----------
COMPUTER SOFTWARE -- 14.7%
Applix, Inc.*...............      13,500       295,312
Aspect Development, Inc.*...      11,600       316,100
Baan Company, NV(a).........      11,500       399,625
CBT Group PLC ADR*..........      10,700       580,475
Carnegie Group, Inc.*.......      74,200       519,400
Checkfee Corporation*.......      29,100       498,338
Citrix Systems, Inc.*.......       8,800       343,750
Dendrite International,
  Inc.*.....................      31,400       259,050
Indus Group, Inc.*..........      19,600       504,700
Informix Corp.*.............       4,500        91,688
Interlink Computer Sciences,
  Inc.*.....................      82,000     1,373,500
JDA Software Group, Inc.*...      11,900       339,150
Legato Systems, Inc.*.......      11,000       358,875
McAfee Associates, Inc.*....      11,625       511,500
MySoftware Company*.........      24,900       105,825
Optika Imaging Systems,
  Inc.*.....................     106,700       535,167
Peoplesoft, Inc.*...........      11,000       527,313
Planning Sciences
  International PLC*........      31,700   $   380,400
Project Software &
  Development, Inc.*........      10,250       434,344
Rational Software
  Corporation*..............       6,900       272,981
Red Brick Systems, Inc.*....      17,000       391,000
Remedy Corporation*.........       4,200       225,750
Renaissance Solutions,
  Inc.*.....................      10,200       456,450
SPSS, Inc.*.................      10,800       301,050
SQA, Inc.*..................       5,300       176,225
Saville Systems Ireland
  ADR*......................       9,800       398,125
Security Dynamics
  Technologies, Inc.*.......       9,400       296,100
Segue Software*.............      10,100       184,325
Select Software Tools
  ADR*......................      25,000       456,250
Systemsoft Corporation*.....      37,800       562,275
Veritas Software Corp.*.....      20,100       999,975
Versant Object Technology
  Corp.*....................      26,800       499,150
Viasoft, Inc.*..............       6,800       321,300
White Pine Software,
  Inc.*.....................      16,000       116,000
                                           -----------
                                            14,031,468
                                           -----------
CONSUMER PRODUCTS &
  SERVICES -- 5.8%
CHS Electronics, Inc.*......      41,200       705,550
Central European Media
  Enterprises Ltd.*(a)......      14,700       466,725
Comcast UK Cable Partners
  Ltd.*.....................      29,000       395,125
Cuc International, Inc.*....      33,648       799,140
Extended Stay America,
  Inc.*.....................      26,400       531,300
International Speedway
  Corp. --
  Class A*..................      34,000       697,000
Metro Networks, Inc.*.......      18,200       459,550
Northland Cranberries,
  Inc. -- Class A...........      12,600       289,800
Premier Parks, Inc.*........      14,000       449,750
Sylvan Learning Systems,
  Inc.*.....................      19,050       542,925
TRM Copy Centers Corp.*.....      22,400       218,400
                                           -----------
                                             5,555,265
                                           -----------
HEALTHCARE -- 18.3%
Access Health, Inc.*........      14,300       639,925
Advanced Health
  Corporation*..............      23,400       292,500
Aksys, Ltd.*................      12,500       107,813
American Medical
  Response*.................      14,300       464,750
American Medserve Corp.*....       7,900       122,450
Biofield Corporation........      13,200       202,950
Biopsys Medical, Inc.*......      13,000       282,750
Cambridge Heart, Inc.*......      15,300       172,125
Cardiovascular Dynamics.....      23,500       305,500
Compdent Corporation*.......      16,400       578,100
Cytec Corporation*..........      11,200       302,400
Digene Corporation*.........      23,400       245,700
EP Medsystems Inc.*.........      40,500       187,312
Endosonics Corporation*.....      10,900       166,225
Endovascular Technologies,
  Inc.*.....................      16,800       163,800
Express Scripts,
  Inc. -- Class A*..........      10,800       387,450
FemRx, Inc.*................      18,200        81,900
First Commonwealth*.........      26,400       521,400
Health Management
  Associates, Inc.*.........      24,000       540,000
Health Systems Design
  Corp.*....................      17,600       156,200
Heartstream, Inc.*..........      14,400       180,000
HemaSure, Inc.*.............      27,200       170,000
Home Health Corporation of
  America*..................      19,300       211,094
Horizon Mental Health
  Management, Inc.*.........      27,300       757,575
IDX Systems Corporation*....      10,500       300,563
Intelligent Medical Imaging,
  Inc.*.....................      19,700       123,125
Medpartners/Mullikin,
  Inc.*.....................       9,700       203,700
MedQuist, Inc.*.............       4,600       113,850
Molecular Devices
  Corporation*..............      47,400       737,663
NCS Healthcare Inc. -- Class
  A*........................       8,600       250,475
Norland Medical Systems,
  Inc.*.....................      18,900       127,575
Omnicare, Inc...............       6,400       205,600
Orthodontic Centers of
  America, Inc.*............      66,000     1,056,000
OrthoLogic Corp.*...........      18,000       101,250
PhyCor, Inc.*...............      10,250       290,844
Physician Support Systems,
  Inc.*.....................      47,300       910,525
Physicians Resource Group,
  Inc.*.....................      17,000       301,750
Renal Treatment Centers
  Inc.*.....................      34,800       887,400
Serologicals Corporation*...      24,400       863,150
Spine-Tech, Inc.*...........      13,300       332,500
Sunquest Information
  Systems, Inc.*............      17,300       246,525

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

COMMON STOCKS                   SHARES        VALUE
------------------------------------------------------
Total Renal Care Holdings,
  Inc.*.....................      20,600   $   746,750
United Dental Care, Inc.*...      11,500       349,312
Uromed Corporation*.........      54,000       526,500
Vencor, Inc.*...............       8,400       265,650
VidaMed, Inc.*..............      52,600       677,225
Vivus, Inc.*................      16,000       580,000
                                           -----------
                                            17,437,851
                                           -----------
MISCELLANEOUS
  TECHNOLOGY -- 3.9%
Conductus, Inc.*............      22,900       148,850
Gemstar International Group
  Ltd.*.....................      43,300       757,750
IKOS Systems, Inc.*.........      31,200       624,000
Periphonics Corp.*..........      21,000       614,250
RadiSys Corporation*........      13,500       658,125
Synopsys, Inc.*.............      16,000       740,000
Trident International,
  Inc.*.....................      10,800       175,500
Truevision, Inc.*...........       9,600        25,200
                                           -----------
                                             3,743,675
                                           -----------
NETWORK & TELECOMMUNICATION
  EQUIPMENT -- 8.2%
3Com Corporation*...........      10,000       733,750
ACT Networks, Inc.*.........      11,800       430,700
Aware, Inc.*................      39,200       396,900
Cabletron Systems Inc.*.....       9,200       305,900
Cascade Communications
  Corp.*....................       5,400       297,675
Cisco Systems, Inc.*........      10,100       642,613
DSP Communications, Inc.*...      22,200       430,125
Digital Microwave
  Corporation*..............       7,600       211,850
Harmonic Lightwaves,
  Inc.*.....................      24,100       370,538
P-COM, Inc..................      16,100       476,962
Pairgain Technologies,
  Inc.*.....................      16,600       505,263
Premisys Communications,
  Inc.*.....................      13,000       438,750
Proxim, Inc.*...............      36,200       832,600
QUALCOMM, Inc.*.............      11,100       442,612
Sawtek Inc.*................      14,900       590,413
VideoServer, Inc.*..........      10,300       437,750
Xylan Corporation*..........       9,600       271,200
                                           -----------
                                             7,815,601
                                           -----------
PHARMACEUTICALS -- 3.8%
Anesta Corp.................      31,100       598,675
Calypte Biomedical Corp.*...      26,800       221,100
Cephalon, Inc.*.............      10,000       205,000
Cima Labs Inc.*.............      18,000       110,250
Dura Pharmaceuticals,
  Inc.*.....................       9,900       472,725
Ethical Holdings
  Ltd -- ADR*(a)............      18,500       107,531
Genzyme Corporation*........       7,400       160,950
NABI, Inc.*.................      26,630       233,012
Penederm Inc.*..............      28,800       356,400
Sepracor, Inc.*.............      27,200       452,200
Sonus Pharmaceuticals,
  Inc.*.....................      24,500       728,875
                                           -----------
                                             3,646,718
                                           -----------
RESTAURANTS -- 1.0%
Boston Chicken, Inc.*.......       9,100       326,462
Planet Hollywood
  International, Inc.*......      31,800       628,050
                                           -----------
                                               954,512
                                           -----------
RETAIL -- 5.6%
Barnes & Noble, Inc.*.......       9,500       256,500
CompUSA, Inc.*..............      26,000       536,250
Corporate Express, Inc.*....      26,860       790,691
Gadzooks, Inc.*.............      17,000       310,250
Hot Topic, Inc.*............      15,400       304,150
Just for Feet, Inc.*........      15,700       412,125
K & G Men's Center, Inc.*...      13,900       361,400
Party City Corp.*...........      16,800       285,600
Petco Animanl Supplies,
  Inc.*.....................      20,700       429,525
PetsMart Inc.*..............      19,700       430,938
Sports Authority, Inc.*.....      12,600       274,050
West Marine Inc.*...........      11,800       333,350
Whole Foods Market, Inc.*...      12,600       283,500
Wild Oats Markets Inc.*.....      14,600       270,100
                                           -----------
                                             5,278,429
                                           -----------
SEMICONDUCTORS &
  EQUIPMENT -- 6.4%
ASM Lithography Holding
  NV*(a)....................       8,000   $   398,500
Altera Corporation*.........       7,500       545,156
ANADIGICS, Inc.*............       7,700       302,225
Analog Devices*.............      22,200       752,025
Atmel Corporation*..........       5,200       172,250
Benchmarq Microelectronics,
  Inc.*.....................      26,500       566,437
Elantec Semiconductor,
  Inc.*.....................      11,500        50,492
Etec Systems, Inc.*.........       8,700       332,775
GaSonics International
  Corporation*..............       9,600        98,400
Integrated Process Equipment
  Corp.*....................      10,000       180,000
Lattice Semiconductor
  Corporation*..............      14,000       644,000
Maxim Integrated Products,
  Inc.*.....................      13,600       588,200
Pri Automation, Inc.*.......       4,800       218,400
S3 Incorporated*............      29,400       477,750
Trident Microsystems,
  Inc.*.....................      23,000       388,125
Ultratech Stepper, Inc.*....      14,300       339,625
                                           -----------
                                             6,054,360
                                           -----------
TELECOMMUNICATION
  SERVICES -- 3.3%
Aerial Communications,
  Inc.*.....................      32,000       260,000
Arch Communications Group,
  Inc.*.....................      33,800       316,875
Cellularvision USA, Inc.*...      20,900       146,300
Faxsav Incorporated*........      26,000       143,000
Omnipoint Corporation*......      16,700       321,475
Paging Network, Inc.*.......      42,900       654,225
Transaction Network
  Services, Inc.*...........      27,000       310,500
Western Wireless Corp.*.....      40,200       557,775
WinStar Communications,
  Inc.*.....................      22,500       472,500
                                           -----------
                                             3,182,650
                                           -----------
TRANSPORTATION -- 1.4%
Genesee & Wyoming
  Inc. -- Class A*..........      18,900       656,775
Railtex Inc.*...............      19,800       499,950
Wisconsin Central
  Transportation Corp.*.....       5,400       213,975
                                           -----------
                                             1,370,700
                                           -----------
TOTAL COMMON STOCKS
  (COST -- $76,951,291).....                91,022,850
                                           -----------
CONVERTIBLE BONDS -- 1.0%      PRINCIPAL
----------------------------  ----------
Boston Chicken Inc., 0.00%,
  06/01/15..................  $1,300,000       414,375
RAC Financial 144A, 7.25%,
  08/15/03..................     384,000       505,440
                                           -----------
TOTAL CONVERTIBLE BONDS
  (COST -- $793,483)........                   919,815
                                           -----------
TOTAL INVESTMENTS -- 96.5%
  (COST --$77,744,774)(B)...                91,942,665
OTHER ASSETS, LESS
  LIABILITIES -- 3.5%.......                 3,339,790
                                           -----------
NET ASSETS -- 100%..........               $95,282,455
                                           ===========

ADR -- American Depository Receipt
NV  -- Non-voting

 *  Non-income producing security.
(a) Foreign security.
(b) Cost is approximately the same for
    Federal income tax purposes.

OTHER INFORMATION:

At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:

    Gross unrealized appreciation.......   $20,458,092
    Gross unrealized depreciation.......    (6,260,201)
                                           -----------
        Net unrealized appreciation.....   $14,197,891
                                           ===========

Purchases and sales of securities other than short-term obligations aggregated $89,665,015 and
$48,155,112, respectively, for the period ended
December 31, 1996.


                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $77,744,774)......  $91,942,665
Cash........................................................    3,626,918
Receivables
  Fund shares sold..........................................      265,067
  Dividends and interest....................................       10,589
Other assets................................................       27,271
                                                              -----------
  Total assets..............................................   95,872,510
                                                              -----------
LIABILITIES
Payables
  Distributions to shareholders.............................       10,675
  Investments purchased.....................................      406,439
  Fund shares repurchased...................................       11,288
  Management fee............................................       66,977
  12b-1 service and distribution fees.......................       45,645
  Other payables to related parties.........................       38,300
Accrued expenses............................................       10,731
                                                              -----------
  Total liabilities.........................................      590,055
                                                              -----------
NET ASSETS..................................................  $95,282,455
                                                              ===========
CLASS A
Net asset value and redemption price per share
  ($55,943,565/2,108,267 shares outstanding)................  $     26.54
                                                              ===========
Maximum offering price per share ($26.54 X 100/94.25)*......  $     28.16
                                                              ===========
CLASS B
Net asset value and offering price per share
  ($35,321,104/1,341,255 shares outstanding)**..............  $     26.33
                                                              ===========
CLASS C
Net asset value and offering price per share
  ($4,017,786/152,842 shares outstanding)**.................  $     26.29
                                                              ===========
NET ASSETS CONSIST OF:
Capital paid-in.............................................  $81,084,564
Net unrealized appreciation on investments..................   14,197,891
                                                              -----------
NET ASSETS..................................................  $95,282,455
                                                              ===========

 *On sales of more than $50,000 the offering price is reduced.
**Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends.................................................             $    17,415
  Interest..................................................                 326,958
                                                                         -----------
                                                                             344,373
                                                                         -----------
EXPENSES
  Management fee............................................  $657,579
  Transfer agent............................................   206,456
  Administrative services fee...............................    77,362
  Custodian fees............................................    18,263
  Blue Sky fees.............................................    34,322
  Auditing and accounting fees..............................    15,404
  Shareholder reports.......................................     7,514
  Fund accounting...........................................    89,558
  Trustees' fees............................................     4,572
  12b-1 service and distribution fees.......................   381,001
  Legal.....................................................    22,558
  Other.....................................................    34,401
                                                                         -----------
    Total expenses..........................................               1,548,990
                                                                         -----------
NET INVESTMENT LOSS.........................................              (1,204,617)
                                                                         -----------
Net realized and unrealized gain on investment transactions
  Net realized gain on
    Investments.............................................               6,351,407
    Options.................................................                 632,731
  Net unrealized appreciation during the period on
    investments.............................................               3,324,364
                                                                         -----------
Net gain on investments.....................................              10,308,502
                                                                         -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............             $ 9,103,885
                                                                         ===========

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                 1996          1995
                                                              -----------   -----------
INCREASE IN NET ASSETS
Operations
  Net investment loss.......................................  $(1,204,617)  $  (591,193)
  Net realized gain on investments and options..............    6,984,138     4,445,572
  Net unrealized appreciation during the period on
    investments.............................................    3,324,364     8,767,787
                                                              -----------   -----------
      Net increase resulting from operations................    9,103,885    12,622,166
                                                              -----------   -----------
Total distributions from net realized gain
    Class A.................................................   (4,081,929)   (2,804,408)
    Class B.................................................   (2,600,466)   (1,010,602)
    Class C.................................................     (300,431)           --
                                                              -----------   -----------
      Total distributions paid to shareholders..............   (6,982,826)   (3,815,010)
                                                              -----------   -----------
Fund share transactions (Note 4)
    Class A.................................................   13,997,698    11,258,356
    Class B.................................................   21,421,702     6,867,492
    Class C.................................................    4,300,951            --
                                                              -----------   -----------
      Net increase resulting from Fund share transactions...   39,720,351    18,125,848
                                                              -----------   -----------
TOTAL INCREASE IN NET ASSETS................................   41,841,410    26,933,004
NET ASSETS
  Beginning of period.......................................   53,441,045    26,508,041
                                                              -----------   -----------
  END OF PERIOD.............................................  $95,282,455   $53,441,045
                                                              ===========   ===========

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS

                                                                                                            FOR THE PERIOD
                                                                             FOR THE                         MARCH 3, 1993
CLASS A                                                                    YEAR ENDED                      (COMMENCEMENT) TO
                                                                          DECEMBER 31,                       DECEMBER 31,
                                                              -------------------------------------        -----------------
                                                               1996           1995           1994                1993
SELECTED PER SHARE DATA                                       -------        -------        -------        -----------------
Net asset value, beginning of period........................  $ 24.12        $ 18.38        $ 17.93             $ 10.00
                                                              -------        -------        -------            --------
  Income from investment operations
  Net investment loss.......................................     (.35)          (.24)          (.24)(a)            (.07)(a)
  Net realized and unrealized gain on investment
    transactions............................................     4.84           7.90            .82                8.29
                                                              -------        -------        -------            --------
    Total from investment operations........................     4.49           7.66            .58                8.22
                                                              -------        -------        -------            --------
  Less distributions
  From net realized gain....................................     2.07           1.92             --                 .29
  From capital paid-in......................................       --             --            .13                  --
                                                              -------        -------        -------            --------
    Total distributions.....................................     2.07           1.92            .13                 .29
                                                              -------        -------        -------            --------
Net asset value, end of period..............................  $ 26.54        $ 24.12        $ 18.38             $ 17.93
                                                              =======        =======        =======            ========
Total return(%).............................................    18.52(b)       42.07(b)        3.29(b)            45.33(c)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $55,944        $39,456        $21,493             $14,212
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       --             --           2.20                1.93(d)
  Without expense reimbursement(%)..........................     1.76           1.95           2.22                2.33(d)
Ratio of net investment loss to average net assets(%).......    (1.31)         (1.39)         (1.72)(a)           (1.30)(a)(d)
Portfolio turnover rate(%)..................................       68             86             67                  41(d)
Average commission rate(f)..................................  $ .0601            N/A            N/A                 N/A

                                                                                                            FOR THE PERIOD
                                                                             FOR THE                       OCTOBER 23, 1993
CLASS B                                                                    YEAR ENDED                      (COMMENCEMENT) TO
                                                                          DECEMBER 31,                       DECEMBER 31,
                                                              -------------------------------------        -----------------
                                                               1996           1995           1994                1993
SELECTED PER SHARE DATA                                       -------        -------        -------        -----------------
Net asset value, beginning of period........................  $ 24.12        $ 18.38        $ 17.93             $ 18.21
                                                              -------        -------        -------            --------
  Income (loss) from investment operations
  Net investment loss.......................................     (.40)          (.35)          (.29)(a)            (.04)(a)
  Net realized and unrealized gain on investment
    transactions............................................     4.68           7.85            .74                 .03
                                                              -------        -------        -------            --------
    Total from investment operations........................     4.28           7.50            .45                (.01)
                                                              -------        -------        -------            --------
  Less distributions
  From net realized gain....................................     2.07           1.76             --                 .27
                                                              -------        -------        -------            --------
    Total distributions.....................................     2.07           1.76             --                 .27
                                                              -------        -------        -------            --------
Net asset value, end of period..............................  $ 26.33        $ 24.12        $ 18.38             $ 17.93
                                                              =======        =======        =======            ========
Total return(%).............................................    17.65(b)       41.03(b)        2.51(b)             (.05)(e)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $35,321        $13,985        $ 5,015             $ 1,216
Ratio of expenses to average net assets
  With expense reimbursement(%).............................       --             --           2.95                2.68(d)
  Without expense reimbursement(%)..........................     2.52           2.70           2.97                3.08(d)
Ratio of net investment loss to average net assets(%).......    (2.07)         (2.14)         (2.47)(a)           (2.05)(a)(d)
Portfolio turnover rate(%)..................................       68             86             67                  41(d)
Average commission rate(f)..................................  $ .0601            N/A            N/A                 N/A

                      (See Notes to Financial Statements)

                                                                     FOR THE PERIOD
                                                                     APRIL 30, 1996
CLASS C                                                             (COMMENCEMENT) TO
                                                                      DECEMBER 31,
                                                                    -----------------
                                                                          1996
SELECTED PER SHARE DATA                                             -----------------
Net asset value, beginning of period........................             $ 29.69
                                                                        --------
  Loss from investment operations
  Net investment loss.......................................                (.14)
  Net realized and unrealized loss on investment
    transactions............................................               (1.19)
                                                                        --------
    Total from investment operations........................               (1.33)
                                                                        --------
  Less distributions
  From net realized gain....................................                2.07
                                                                        --------
    Total distributions.....................................                2.07
                                                                        --------
Net asset value, end of period..............................             $ 26.29
                                                                        ========
Total return(%).............................................               (4.48)(e)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................             $ 4,018
Ratio of expenses to average net assets without expense
  reimbursement(%)..........................................                2.52(d)
Ratio of net investment loss to average net assets(%).......               (2.07)(d)
Portfolio turnover rate(%)..................................                  68
Average commission rate(f)..................................             $ .0601

(a) Net investment loss is net of expenses reimbursed by manager.
(b)    Total return does not reflect a sales charge.
(c) Total return represents aggregate total return since April 30, 1993 (when the Fund became available for sale to the public) and does not reflect a sales charge.
(d)    Annualized.
(e) Total return represents aggregate total return and does not reflect a sales charge.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy Emerging Growth Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B and Class C are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     OPTIONS -- The Fund may write (sell) put options on securities and stock indicies, and may write (sell) covered call options on securities held in its portfolio. When the Fund writes a call, it gives the purchaser of the call option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period, generally ranging up to nine months.

     If the option expires unexercised, the Fund will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder. For options on indices, cash settlement by the Fund will be required if the option is exercised.

     By writing a call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price.

     The liability representing the Fund's obligation under an exchange traded written call option is valued at the last sale price or, in the absence of a sale, the last offering price.

     In addition, the Fund may purchase, put options on securities and stock indices. Exchange traded purchased options are valued at the last sale price or, in the absence of a sale, the last bid price.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,982,826 as capital gain dividends for its taxable year ended December 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of .85% of the Fund's average net assets.

     Currently, IMI voluntarily limits the Fund's total operating expenses (excluding taxes, 12b-1 fees, brokerage commissions, interest, litigation and indemnification expenses, and other extraordinary expenses) to an annual rate of 1.95% of its average net assets. The voluntary expense limitation may be terminated or revised at any time.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $69,834.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $130,888, $240,031 and $10,082 for Class A, Class B and Class C, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays IMSC a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $137,457, $66,252 and $2,747 for Class A, Class B and Class C, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B and Class C were as follows:

                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 1996          DECEMBER 31, 1995
                            -------------------------   ------------------------
CLASS A                       SHARES        AMOUNT       SHARES        AMOUNT
-------                     ----------   ------------   ---------   ------------
Sold......................   1,862,227   $ 52,011,901   1,087,467   $ 25,161,914
Issued on reinvestment of
 distributions............     143,930      3,817,355     110,103      2,622,547
Repurchased...............  (1,533,721)   (41,831,558)   (730,995)   (16,526,105)
                            ----------   ------------   ---------   ------------
Net increase..............     472,436   $ 13,997,698     466,575   $ 11,258,356
                            ==========   ============   =========   ============

                                   YEAR ENDED                  YEAR ENDED
                                DECEMBER 31, 1996          DECEMBER 31, 1995
                            -------------------------   ------------------------
CLASS B                       SHARES        AMOUNT       SHARES        AMOUNT
-------                     ----------   ------------   ---------   ------------
Sold......................   1,132,341   $ 31,331,078     566,894   $ 12,816,329
Issued on reinvestment of
 distributions............      87,254      2,290,484      37,942        903,781
Repurchased...............    (458,058)   (12,199,860)   (297,917)    (6,852,618)
                            ----------   ------------   ---------   ------------
Net increase..............     761,537   $ 21,421,702     306,919   $  6,867,492
                            ==========   ============   =========   ============

                               FROM APRIL 30, 1996
                                (COMMENCEMENT) TO
                                DECEMBER 31, 1996
                            -------------------------
CLASS C                       SHARES        AMOUNT
-------                     ----------   ------------
Sold......................     156,680   $  4,416,153
Issued on reinvestment of
 distributions............       6,883        180,948
Repurchased...............     (10,721)      (296,150)
                            ----------   ------------
Net increase..............     152,842   $  4,300,951
                            ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy Emerging Growth Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVEGX123196

DECEMBER 31, 1996                                                      IVY FUNDS

IVY INTERNATIONAL FUND


ANNUAL REPORT

This report and the financial statements contained herein are submitted for the general information of the shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Ivy Management, Inc.
Via Mizner Financial Plaza
700 South Federal Hwy.
Boca Raton, FL 33432
1-800-456-5111


MARKET COMMENTARY:

         For the twelve months ended December 31, 1996 the total return of the Ivy International Fund was 19.72% on a net asset value basis. For the same period the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index was up 6.05%. (For the Fund's total return with sales charge, and market commentary, please refer to the following page)
         The Ivy International Fund continues to focus on the mature European economies (56% of the portfolio) where many markets achieved record levels in 1996. These included the United Kingdom and France which account for 14% and 10% of the portfolio respectively. We believe the stage is set for corporate profit growth to pick up in Europe. In Sweden, which represents 9% of the Fund, earnings growth is expected to be strong.
         The latter part of 1996 was also dominated by a strong US dollar. The strength of the dollar meant good performance for exporters, such as Michelin, Canon and BAT (British American Tobacco), whose earnings streams have a dollar component.
         Fiscal discipline dominated the discussions for European countries trying to meet the Maastricht requirements for membership into the European Monetary Union. This resulted in lower interest rates and inflation, and lower government deficits pervading Europe. Unemployment remained high, however. The Fund manager believes France may have the greatest leverage to lower interest rates.
         In the Far East, the Ivy International Fund was buoyed by the strong performance of the Hong Kong market. Hong Kong, which represents 4% of the Fund, was bolstered by a strong US stock market, low US interest rates and improving corporate earnings. Additionally, investors' perception of the risk of investing in Hong Kong, as the date nears for relinquishment of British sovereignty of Hong Kong to the Chinese, became more positive. The Fund holds only a 7% allocation in Japan, where the focus is on companies with a strong exporting base.
         The Fund manager remains positive on the outlook for LUKoil, the Russian oil company. He believes LUKoil still represents good value as analysts are pointing out the per barrel price of oil through a share of LUKoil is about $0.90 as compared to $6 or $7 per barrel for Exxon.
         The Fund maintains a 5% allocation in Latin America (2% in Argentina and 3% in Brazil). In Argentina, economic recovery is being led by export growth and investment rather than consumer spending. We believe this will lead to a healthier, more sustainable recovery. Brazil remains one of the most attractive Latin markets in terms of earnings growth and valuations.
         In 1997, the US market came out of the starting blocks in strong fashion and yet we don't believe the upward momentum will be sustainable throughout the year. We are not looking for a major correction, although valuations appear to be extended and corporate profit growth could slow. While there are no guarantees, at the same time, we believe the stage is set in Europe and elsewhere around the world to provide investors with the opportunity for greater returns.


IVY MANAGEMENT, INC.


   BOARD OF TRUSTEES                  LEGAL COUNSEL                      TRANSFER AGENT                      MANAGER
  John S. Anderegg, Jr.          Dechert Price & Rhoads                  Ivy Mackenzie                Ivy Management, Inc.
    Paul H. Broyhill                   Boston, MA                        Services Corp.                  Boca Raton, FL
    Keith J. Carlson                                                     P.O. Box 3022
    Stanley Channick                    OFFICERS                   Boca Raton, FL 33431-0922               DISTRIBUTOR
 Frank W. DeFriece, Jr.         Michael G. Landry, Chairman              1-800-777-6472                  Ivy Mackenzie
     Roy J. Glauber             Keith J. Carlson, President                                             Distributors, Inc.
   Michael G. Landry        James W. Broadfoot, Vice President              AUDITORS                Via Mizner Financial Plaza
  Joseph G. Rosenthal              C. William Ferris,               Coopers & Lybrand L.L.P.         700 South Federal Highway
   Richard Silverman               Secretary/Treasurer                Fort Lauderdale, FL             Boca Raton, FL 33432
    J. Brendan Swan
                                        CUSTODIAN
                               Brown Brothers Harriman & Co.
                                       Boston, MA


                                                            [LOGO] IVY MACKENZIE

IVY INTERNATIONAL FUND PERFORMANCE COMMENTARY
The Ivy International Fund was up 19.72% for the twelve months ended December 31, 1996 as compared to 6.05% for the MSCI EAFE Index. The Fund's outperformance is primarily attributable to its higher concentration in European economies and Hong Kong, and its underweighting in Japan as compared to EAFE. In addition to country selection, company selection was another factor contributing to the Fund's outperformance in 1996.

                      PERFORMANCE COMPARISONS OF THE FUND
                      SINCE INCEPTION (4/86) OF A $10,000
                                   INVESTMENT
                                     CHART

All charts and tables reflect past results and assume reinvestment of dividends and distributions from capital gains. Future results will, of course, be different. The investment return and principal value of the Ivy International Fund will fluctuate and at redemption may be worth more or less than the amount of the original investment.
The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index. The Lipper Average International Index represents the performance of the average international fund as measured by Lipper Analytical Services, Inc.
Performance is calculated for Class A shares of the Fund unless otherwise noted. The performance of the Fund's Class B, Class C and Class I shares will vary relative to that of Class A shares based on differences in their respective sales loads and fees.

                        ONE-, THREE-, FIVE- AND TEN-YEAR
                             CUMULATIVE PERFORMANCE

                                     CHART
            The chart above reflects performance without the maximum sales charge of 5.75%.

---------------------------------------------------------------------------------------------
                                              IVY INTERNATIONAL FUND
                                            FOR PERIOD ENDING 12/31/96
                      Class A*-with sales charge     Class B** & C***           Class I
                        Average Annual
                         Total Return                 Average Annual Total Return
                      -----------------------------------------------------------------------
                         w/        w/o          w/              w/o          w/        w/o
                       Reimb.    Reimb.       Reimb.          Reimb.       Reimb.    Reimb.
                      -----------------------------------------------------------------------
                                          w/ CDSC   w/o   w/ CDSC   w/o
                                                   CDSC            CDSC
                                          -------------------------------
                                            B:      B:      B:      B:
 1 Yr.                 12.84%    12.84%   13.76%  18.76%  13.76%  18.76%   20.06%    20.06%
---------------------------------------------------------------------------------------------
 5 Yr.                 14.42%    14.40%     --      --      --      --       --        --
---------------------------------------------------------------------------------------------
 10 Yr.                14.77%    14.76%     --      --      --      --       --        --
---------------------------------------------------------------------------------------------
                                            B:      B:      B:      B:
                                          12.09%  12.82%  12.09%  12.82%
                                            C:      C:      C:      C:
 Since Inception       14.90%    14.89%   10.45%  11.45%  10.45%  11.45%   13.34%    13.34%
---------------------------------------------------------------------------------------------

  *Class A performance figures include the maximum sales charge of 5.75%. **Class B performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 5%.
***Class C performance figures are calculated with and without the applicable
   Contingent Deferred Sales Charge (CDSC) up to a maximum of 1%.

Total returns in some periods were higher due to reimbursement of the Fund's expenses. See Financial Highlights.

--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996

EQUITY SECURITIES -- 90.1%                SHARES          VALUE
-------------------------------------------------------------------
AFRICA -- 3.9%
--------------------------------------
SOUTH AFRICA -- 3.9%
Anglo American Corporation
  of South Africa Ltd.................       26,900   $    1,480,867
Anglo American Corporation
  of South Africa Ltd. ADR............      275,000       14,987,500
Gencor Limited........................      476,400        1,731,439
Gencor Limited ADR....................    5,000,000       17,500,000
Malbak GDS -- NPV (Reg S) ADR.........      486,240        1,947,391
Malbak Limited ORD ADR 144A...........      526,760        2,308,789
Pepkor Limited ADR 144A REGD..........      320,251        1,964,964
South African Breweries Limited.......      261,554        6,626,227
South African Breweries Limited ADR...      228,378        5,709,450
                                                      --------------
                                                          54,256,627
                                                      --------------
ASIA -- 23.6%
--------------------------------------
HONG KONG -- 3.6%
China Light & Power...................    3,250,000       14,453,789
Hong Kong Telecommunications Ltd......    8,167,301       13,145,824
Swire Pacific -- Class A..............    2,100,000       20,022,635
Television Broadcasting Ltd...........      321,000        1,282,341
Tsingtao Brewery Company Ltd., Series
  H...................................    3,850,000        1,468,327
                                                      --------------
                                                          50,372,916
                                                      --------------
JAPAN -- 7.4%
Bridgestone Corp......................      950,000       18,006,375
Canon Inc.............................      900,000       19,850,090
Fuji Photo Film -- ORD................      550,000       18,101,145
Matsushita Electric Industrial Co.....      800,000       13,026,621
Nintendo Corp Ltd.....................       20,000        1,428,448
Sega Enterprises......................       18,000          604,807
Sharp Corp............................    1,000,000       14,215,559
Sony Corp.............................      275,000       17,982,682
                                                      --------------
                                                         103,215,727
                                                      --------------
MALAYSIA -- 4.3%
Malayan Banking Berhad................    2,000,000       22,173,774
Sime Darby Berhad.....................    5,000,000       19,699,023
Telekom Malaysia Berhad...............    2,000,000       17,818,211
                                                      --------------
                                                          59,691,008
                                                      --------------
RUSSIA -- 4.1%
LUKoil Oil Co. ADR 144A...............      819,644       37,720,017
Mosenergo ADR 144A....................      655,000       19,240,625
                                                      --------------
                                                          56,960,642
                                                      --------------
SINGAPORE -- 4.2%
Hong Kong Land Holdings Ltd...........    7,400,000       20,572,000
Jardine Matheson Holdings Ltd.........    1,291,600        8,524,560
Keppel Corporation Ltd................    2,000,000       15,584,575
United Overseas Bank Foreign
  Registered..........................    1,307,920       14,586,270
                                                      --------------
                                                          59,267,405
                                                      --------------
AUSTRALIA -- 1.3%
--------------------------------------
AUSTRALIA -- 1.3%
CRA Limited...........................      322,500        5,058,902
News Corp. Ltd. ADR...................      425,000        8,871,875
Western Mining Corporation Holdings...      405,843        2,556,175
Western Mining Holdings ADR...........       82,812        2,080,652
                                                      --------------
                                                          18,567,604
                                                      --------------
EUROPE -- 56.2%
--------------------------------------
DENMARK -- 2.6%
ISS International Service Systems B...      600,000       15,765,633
Novo Nordisk AS -- Class B............      110,000       20,698,750
                                                      --------------
                                                          36,464,383
                                                      --------------
FRANCE -- 10.4%
AXA S.A...............................      300,000   $   19,043,087
BIC...................................       70,000       10,475,621
Banque Nationale de Paris.............      402,521       15,547,279
Compagnie Financiere de Paribas.......      267,257       18,039,089
Elf Aquitaine S.A.....................      200,000       18,169,798
Eurotunnel S.A.*......................    5,000,000        6,588,139
Lyonnaise des Eaux-Dumez..............      122,611       11,389,084
Michelin Class B REGD.................      250,000       13,469,618
Rhone Poulenc S.A.....................      457,968       15,583,504
Total S.A.............................      207,995       16,883,695
                                                      --------------
                                                         146,188,914
                                                      --------------
NETHERLANDS -- 4.1%
ABN Amro Holding NV...................      250,000       16,245,244
Hunter Douglas NV.....................       72,402        4,876,367
ING Groep NV..........................      486,135       17,481,037
Royal Dutch Petroleum ADR.............      115,000       19,636,250
                                                      --------------
                                                          58,238,898
                                                      --------------
NORWAY -- 4.6%
Bergesen..............................      650,000       15,880,028
Kvaerner Industrier Series A..........      500,000       24,313,357
Norsk Hydro Sponsored ADR.............      350,000       18,768,750
Saga Petroleum Series A Free..........      300,000        5,003,618
                                                      --------------
                                                          63,965,753
                                                      --------------
SPAIN -- 2.5%
Banco Bilboa Vizcaya REGD.............      100,000        5,389,197
Banco Intercontinental................      130,000       20,118,389
Repsol S.A............................      249,200        9,540,770
                                                      --------------
                                                          35,048,356
                                                      --------------
SWEDEN -- 9.2%
AGA AB Series B Free..................      800,000       11,950,747
Ericsson L.M. Telephone Series B
  Free................................      600,000       18,541,233
Kinnevik AB Series B Free.............      230,870        6,356,678
Nobel Biocare AB......................      816,346       14,346,977
Pharmacia & Upjohn SDS................      500,000       20,467,119
Skandia Forsakrings AB................      500,000       14,132,930
Swedish Match AB Fuerer*..............    5,000,000       17,574,628
Trelleborg AB Series B Free...........      300,000        3,976,260
Volvo AB Series B Free................    1,000,000       22,041,513
                                                      --------------
                                                         129,388,085
                                                      --------------
SWITZERLAND -- 8.8%
CS Holding Bearer.....................      127,035       13,008,892
Clariant AG REGD......................       40,000       17,069,816
Electowatt AG Bearer..................       35,000       13,893,430
Nestle AG REGD........................       15,000       16,053,223
Novartis AG REGD......................       13,796       15,751,360
SCHW Ruckversicher REGD...............       11,655       12,403,913
SGS Holdings Bearer...................        6,000       14,701,490
Sulzer AG REGD........................       10,775        6,203,132
Swiss Bank Corporation REGD...........       72,121       13,669,850
Swiss Bank Corporation Warrants
  06/30/00*...........................        5,605           15,445
Von Roll AG REGD*.....................       11,200          191,015
                                                      --------------
                                                         122,961,566
                                                      --------------
UNITED KINGDOM -- 14.0%
B.A.T. Industries plc.................    2,500,000       20,728,121
Barclay's Bank ORD....................      422,628        7,236,049
Barclay's Bank 144A REGD..............       48,237          825,893
British Gas plc.......................    5,000,000       19,209,343
British Petroleum ORD.................    1,260,683       15,112,635
British Petroleum 144A REGD...........       28,655          343,506
Cadbury Schweppes plc ADR.............      445,414       15,199,753
Guinness plc..........................    2,500,000       19,572,994
Imperial Tobacco Group plc............    1,750,000       11,290,302

                      (See Notes to Financial Statements)

DECEMBER 31, 1996

EQUITY SECURITIES                         SHARES          VALUE
-------------------------------------------------------------------
RTZ Corporation REGD..................    1,006,425   $   16,129,294
Rolls-Royce...........................    4,281,133       18,865,230
Royal Bank Scotland Group ORD.........      762,276        7,350,761
Smithkline Beecham plc ADR............      200,000       13,600,000
Waste Management International plc
  ADR.................................    1,300,000       10,237,500
Whitbread PLC.........................    1,500,000       20,176,227
                                                      --------------
                                                         195,877,608
                                                      --------------
SOUTH AMERICA -- 5.1%
--------------------------------------
ARGENTINA -- 2.0%
Telecom de Argentina S.A. Class B.....    1,125,000        4,635,816
Telefonica de Argentina S.A. Class
  B...................................    2,250,000        5,896,038
YPF ADR Class D.......................      700,000       17,675,000
                                                      --------------
                                                          28,206,854
                                                      --------------
BRAZIL -- 3.1%
Centrais Electricas Brasileiras
  S.A.(Electrobras)...................   27,000,000       10,029,834
Petrobras REGD NV.....................  115,000,000       18,316,331
Telebras REGD NV......................  200,000,000       15,397,941
                                                      --------------
                                                          43,744,106
                                                      --------------
TOTAL EQUITY SECURITIES
  (Cost -- $1,027,692,261)............                 1,261,416,452
                                                      --------------
CONVERTIBLE BONDS -- 0.2%                 PRINCIPAL
--------------------------------------  -----------
Liberty Life International 144A
  Registered, 6.50%, 09/30/04
  (Cost -- $2,476,805)................  $ 2,500,000        2,856,250
                                                      --------------
COMMERCIAL PAPER -- 9.4%
--------------------------------------
American Express, 5.35%, 01/02/97.....   10,000,000       10,000,000
American Express, 5.35%, 01/03/97.....   11,489,000       11,489,000
American Express, 6.30%, 01/03/97.....   13,000,000       13,000,000
American Express, 5.40%, 01/10/97.....    8,682,000        8,682,000
Exxon Credit Corp., 7.00%, 01/02/97...   12,351,000       12,351,000
General Electric Capital, 5.58%,
  01/08/97............................  $13,222,000   $   13,222,000
General Electric Capital, 5.50%,
  01/13/97............................    9,000,000        9,000,000
General Electric Capital, 5.50%,
  01/14/97............................    7,220,000        7,220,000
Prudential Funding, 6.00%, 01/02/97...   11,722,000       11,722,000
Prudential Funding, 5.56%, 01/06/97...   10,000,000       10,000,000
Prudential Funding, 5.56%, 01/07/97...   11,543,000       11,543,000
Prudential Funding, 5.62%, 01/09/97...   12,721,000       12,721,000
                                                      --------------
TOTAL COMMERCIAL PAPER
  (Cost -- $130,950,000)..............                   130,950,000
                                                      --------------
TOTAL INVESTMENTS -- 99.7%
  (Cost -- $1,161,119,066)(a).........                 1,395,222,702
OTHER ASSETS, LESS
  LIABILITIES -- 0.3%.................                     3,987,247
                                                      --------------
NET ASSETS -- 100%....................                $1,399,209,949
                                                      ==============
ADR  --  American Depository Receipt
GDR  --  Global Depository Receipt
NV   --  Non-voting
ORD  --  Ordinary
REGD --  Registered
 *  Non-income producing security.
(a) Cost is approximately the same for Federal income tax purposes.

OTHER INFORMATION:
At December 31, 1996, net unrealized appreciation based on cost for financial statement and Federal income tax purposes is as follows:
    Gross unrealized appreciation....................   $260,427,166
    Gross unrealized depreciation....................    (26,323,530)
                                                        ------------
        Net unrealized appreciation..................   $234,103,636
                                                        ============
Purchases and sales of securities other than short-term obligations aggregated $707,091,132 and $127,110,348, respectively, for the period ended December 31, 1996.

                      (See Notes to Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS
Investments, at value (identified cost -- $1,161,119,066)...  $1,395,222,702
Cash........................................................      12,364,487
Receivables
  Fund shares sold..........................................       6,162,755
  Dividends and interest....................................       2,631,427
Other assets................................................         110,374
                                                              --------------
    Total assets............................................   1,416,491,745
                                                              --------------
LIABILITIES
Payables
  Distributions to shareholders.............................          84,559
  Investments purchased.....................................      14,902,885
  Fund shares repurchased...................................         112,640
  Management fee............................................       1,120,740
  12b-1 service and distribution fees.......................         513,129
  Other payables to related parties.........................         263,035
Accrued expenses............................................         284,808
                                                              --------------
    Total liabilities.......................................      17,281,796
                                                              --------------
NET ASSETS..................................................  $1,399,209,949
                                                              ==============
CLASS A
Net asset value and redemption price per share
  ($989,254,133 / 27,563,350 shares outstanding)............  $        35.89
                                                              ==============
Maximum offering price per share ($35.89 x 100 / 94.25)*....  $        38.08
                                                              ==============
CLASS B
Net asset value and offering price per share
  ($312,161,127 / 8,736,831 shares outstanding)**...........  $        35.73
                                                              ==============
CLASS C
Net asset value and offering price per share
  ($44,450,301 / 1,249,468 shares outstanding)**............  $        35.58
                                                              ==============
CLASS I
Net asset value, offering price, and redemption price per
  share ($53,344,388 / 1,486,226 shares outstanding)........  $        35.89
                                                              ==============
NET ASSETS CONSIST OF
  Capital paid-in...........................................  $1,165,072,805
  Net unrealized appreciation on investments and foreign
    currency transactions...................................     234,137,144
                                                              --------------
NET ASSETS..................................................  $1,399,209,949
                                                              ==============

 * On sales of more than $50,000 the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

                      (See Notes to Financial Statements)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
  Dividends, net of $2,852,046 foreign taxes withheld.......               $ 16,485,734
  Interest..................................................                  5,582,845
                                                                           ------------
                                                                             22,068,579
                                                                           ------------
EXPENSES
  Management fee............................................  $9,157,858
  Transfer agent............................................   1,264,586
  Administrative services fee...............................     885,033
  Custodian fees............................................     979,211
  Blue Sky fees.............................................      66,730
  Auditing and accounting fees..............................      60,997
  Shareholder reports.......................................      42,380
  Fund accounting...........................................     173,986
  Trustees' fees............................................       3,970
  12b-1 service and distribution fees.......................   3,496,847
  Legal.....................................................      35,258
  Other.....................................................     243,332
                                                                           ------------
    Total expenses..........................................                 16,410,188
                                                                           ------------
NET INVESTMENT INCOME.......................................                  5,658,391
                                                                           ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT TRANSACTIONS
  Net realized gain on investments and foreign currency
    transactions............................................                 25,065,630
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........                140,672,710
                                                                           ------------
    Net gain on investment transactions.....................                165,738,340
                                                                           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS............               $171,396,731
                                                                           ============

                      (See Notes to Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                                   1996            1995
                                                              --------------   ------------
INCREASE IN NET ASSETS
Operations
  Net investment income.....................................  $    5,658,391   $  3,429,650
  Net realized gain on investments and foreign currency
    transactions............................................      25,065,630      1,769,828
  Net unrealized appreciation during the period on
    investments and foreign currency transactions...........     140,672,710     44,011,142
                                                              --------------   ------------
    Net increase resulting from operations..................     171,396,731     49,210,620
                                                              --------------   ------------
CLASS A DISTRIBUTIONS
  From net investment income................................      (4,882,162)    (3,301,120)
  From net realized gain....................................     (17,087,565)    (1,495,008)
  In excess of net realized gain............................              --       (423,723)
                                                              --------------   ------------
    Total distributions to Class A shareholders.............     (21,969,727)    (5,219,851)
                                                              --------------   ------------
CLASS B DISTRIBUTIONS
  From net investment income................................              --        (26,475)
  In excess of net investment income........................        (430,044)            --
  From net realized gain....................................      (5,538,963)      (233,428)
  In excess of net realized gain............................              --        (69,587)
                                                              --------------   ------------
    Total distributions to Class B shareholders.............      (5,969,007)      (329,490)
                                                              --------------   ------------
CLASS C DISTRIBUTIONS
  In excess of net investment income........................        (243,273)            --
  From net realized gain....................................        (791,253)            --
                                                              --------------   ------------
    Total distributions to Class C shareholders.............      (1,034,526)            --
                                                              --------------   ------------
CLASS I DISTRIBUTIONS
  From net investment income................................        (395,163)      (102,055)
  In excess of net investment income........................         (23,513)            --
  From net realized gain....................................        (932,968)       (41,392)
  In excess of net realized gain............................              --        (12,102)
                                                              --------------   ------------
    Total distributions to Class I shareholders.............      (1,351,644)      (155,549)
                                                              --------------   ------------
Fund share transactions (Note 4)
  Class A...................................................     404,645,714    208,491,878
  Class B...................................................     211,044,612     39,727,936
  Class C...................................................      42,991,790             --
  Class I...................................................      35,796,386      7,284,014
                                                              --------------   ------------
    Net increase resulting from Fund share transactions.....     694,478,502    255,503,828
                                                              --------------   ------------
TOTAL INCREASE IN NET ASSETS................................     835,550,329    299,009,558
NET ASSETS
  Beginning of period.......................................     563,659,620    264,650,062
                                                              --------------   ------------
  END OF PERIOD.............................................  $1,399,209,949   $563,659,620
                                                              ==============   ============
ACCUMULATED NET INVESTMENT INCOME...........................  $           --   $      5,823
                                                              ==============   ============

                      (See Notes to Financial Statements)

FINANCIAL HIGHLIGHTS(A)

CLASS A
                                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------
                                                                  1996        1995        1994        1993        1992
SELECTED PER SHARE DATA                                         --------    --------    --------    --------    --------
Net asset value, beginning of period........................    $  30.67    $  27.60    $  27.71    $  18.88    $  19.37
                                                                --------    --------    --------    --------    --------
  Income from investment operations
  Net investment income.....................................         .20         .25         .07         .12         .27(b)
  Net realized and unrealized gain (loss) on investment
    transactions............................................        5.85        3.22        1.01        9.01        (.26)
                                                                --------    --------    --------    --------    --------
    Total from investment operations........................        6.05        3.47        1.08        9.13         .01
                                                                --------    --------    --------    --------    --------
  Less distributions
  From net investment income................................         .19         .25         .07         .08         .27
  From net realized gain....................................         .64         .12        1.11         .22         .23
  In excess of net realized gain............................          --         .03          --          --          --
  From capital paid-in......................................          --          --         .01          --          --
                                                                --------    --------    --------    --------    --------
    Total distributions.....................................         .83         .40        1.19         .30         .50
                                                                --------    --------    --------    --------    --------
Net asset value, end of period..............................    $  35.89    $  30.67    $  27.60    $  27.71    $  18.88
                                                                ========    ========    ========    ========    ========
Total return(%)(c)..........................................       19.72       12.65        3.92       48.37         .07
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................    $989,254    $475,989    $229,586    $172,539    $109,637
Ratio of expenses to average net assets(%)..................        1.65        1.52        1.58        1.61        1.71(e)
Ratio of net investment income to average net assets(%).....         .76         .97         .30         .56        1.36(b)
Portfolio turnover rate(%)..................................          14           6           7          19          20
Average commission rate(g)..................................    $  .0092         N/A         N/A         N/A         N/A

                                                                                                         FOR THE PERIOD
                                                                                                        OCTOBER 23, 1993
CLASS B                                                                                                 (COMMENCEMENT) TO
                                                                FOR THE YEAR ENDED DECEMBER 31,           DECEMBER 31,
                                                              ------------------------------------      -----------------
                                                                1996          1995          1994              1993
SELECTED PER SHARE DATA                                       --------      --------      --------      -----------------
Net asset value, beginning of period........................  $  30.67      $  27.60      $  27.71           $25.86
                                                              --------      --------      --------           ------
  Income from investment operations
  Net investment income (loss)..............................      (.01)          .01          (.10)            (.01)
  Net realized and unrealized gain on investment
    transactions............................................      5.76          3.20           .91             2.12
                                                              --------      --------      --------           ------
    Total from investment operations........................      5.75          3.21           .81             2.11
                                                              --------      --------      --------           ------
  Less distributions
  From net investment income................................        --           .01            --              .04
  In excess of net investment income........................       .05            --            --               --
  From net realized gain....................................       .64           .10           .90              .22
  In excess of net realized gain............................        --           .03            --               --
  From capital paid-in......................................        --            --           .02               --
                                                              --------      --------      --------           ------
    Total distributions.....................................       .69           .14           .92              .26
                                                              --------      --------      --------           ------
Net asset value, end of period..............................  $  35.73      $  30.67      $  27.60           $27.71
                                                              ========      ========      ========           ======
Total return(%).............................................     18.76(c)      11.62(c)       2.96(c)          7.65(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $312,161      $ 74,650      $ 30,143           $2,846
Ratio of expenses to average net assets(%)..................      2.45          2.44          2.50             2.59(f)
Ratio of net investment income (loss) to average net
  assets(%).................................................      (.04)          .05          (.62)            (.42)(f)
Portfolio turnover rate(%)..................................        14             6             7               19
Average commission rate(g)..................................  $  .0092           N/A           N/A              N/A

                      (See Notes to Financial Statements)

                                                               FOR THE PERIOD
                                                               APRIL 30, 1996
CLASS C                                                       (COMMENCEMENT) TO
                                                                DECEMBER 31,
                                                              -----------------
                                                                    1996
SELECTED PER SHARE DATA                                       -----------------
Net asset value, beginning of period........................       $ 32.68
                                                                  --------
  Income from investment operations
  Net investment income.....................................            --
  Net realized and unrealized gain on investment
    transactions............................................          3.74
                                                                  --------
    Total from investment operations........................          3.74
                                                                  --------
  Less distributions
  In excess of net investment income........................           .20
  From net realized gain....................................           .64
                                                                  --------
    Total distributions.....................................           .84
                                                                  --------
Net asset value, end of period..............................       $ 35.58
                                                                  ========
Total return(%).............................................         11.45(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................       $44,450
Ratio of expenses to average net assets(%)..................          2.44(f)
Ratio of net investment loss to average net assets(%).......          (.03)(f)
Portfolio turnover rate(%)..................................            14
Average commission rate(g)..................................       $ .0092

                                                                                         FOR THE PERIOD
                                                                                         OCTOBER 6, 1994
CLASS I                                                        FOR THE YEAR ENDED       (COMMENCEMENT) TO
                                                                  DECEMBER 31,            DECEMBER 31,
                                                              --------------------      -----------------
                                                               1996         1995              1994
SELECTED PER SHARE DATA                                       -------      -------      -----------------
Net asset value, beginning of period........................  $ 30.67      $ 27.60           $29.06
                                                              -------      -------           ------
  Income (loss) from investment operations
  Net investment income.....................................      .27          .30              .03
  Net realized and unrealized gain (loss) on investment
    transactions............................................     5.88         3.22             (.49)
                                                              -------      -------           ------
    Total from investment operations........................     6.15         3.52             (.46)
                                                              -------      -------           ------
  Less distributions
  From net investment income................................      .27          .30              .03
  In excess of net investment income........................      .02           --               --
  From net realized gain....................................      .64          .12              .92
  In excess of net realized gain............................       --          .03               --
  From capital paid-in......................................       --           --              .05
                                                              -------      -------           ------
    Total distributions.....................................      .93          .45             1.00
                                                              -------      -------           ------
Net asset value, end of period..............................  $ 35.89      $ 30.67           $27.60
                                                              =======      =======           ======
Total return(%).............................................    20.06(c)     12.85(c)         (1.64)(d)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)....................  $53,344      $13,020           $4,921
Ratio of expenses to average net assets(%)..................     1.25         1.35             1.41(f)
Ratio of net investment income to average net assets(%).....     1.16         1.14              .47(f)
Portfolio turnover rate(%)..................................       14            6                7
Average commission rate(g)..................................  $ .0092          N/A              N/A
(a)    Effective April 1, 1993, the subadviser is Northern Cross
       Investments Limited. Boston Overseas Investors Inc. was the
       subadviser from July 1, 1990 through March 31, 1993.
(b)    Net investment income is net of expenses reimbursed by
       manager.
(c)    Total return does not reflect a sales charge.
(d)    Total return represents aggregate total return and does not reflect a sales charge.
(e)    The ratio of expenses to average net assets is net of
       expenses reimbursed by manager. Without the expense
       reimbursement the ratio of expenses to average net assets
       would have been 1.80%.
(f)    Annualized.
(g)    For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
       This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                      (See Notes to Financial Statements)

NOTES TO FINANCIAL STATEMENTS

     Ivy International Fund (the Fund), is a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C and Class I are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

     SECURITY VALUATION -- Securities for which market quotations are readily available are valued at market. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the Board), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. For valuation purposes, quotations of foreign securities in foreign currencies are translated into U.S. dollar equivalents using the foreign exchange quotation in effect. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board; as of December 31, 1996, there were no such securities.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Realized gains and losses from security transactions are calculated on an identified cost basis.

     FEDERAL INCOME TAXES -- The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code, as amended, and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

     The Fund earned foreign source dividends of $18,933,984. These dividends were subject to withholding tax in the amount of $2,852,046. The Fund intends to elect to pass through to its shareholders their proportionate share of such taxes. Shareholders may apply their proportionate share of such foreign taxes paid as either a tax credit or itemized deduction.

     Pursuant to Section 852 of the Internal Revenue Code, the fund designates $13,569,925 as capital gain dividends for its taxable year ended December 31, 1996.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and net realized capital gains, if any, are declared in December. An additional distribution may be declared if necessary to avoid the payment of a four percent Federal excise tax.

     FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities, and dividends and interest receivable are translated at the closing daily rate of exchange; and, (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. The Fund does not isolate that portion of net gain or loss on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gain or loss on investments. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions.

     Section 988 of the Internal Revenue Code provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss. Accordingly, distributions for financial statement purposes may differ from the characterization of such distributions determined on a Federal income tax basis.

     RECLASSIFICATIONS -- The timing and characterization of certain income and net capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, the Fund may make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

2. RELATED PARTIES

     Ivy Management, Inc. (IMI) is the Manager and Investment Adviser of the Fund. For its services, IMI receives a fee monthly at the annual rate of 1.00% of the

Fund's average net assets. Northern Cross Investments Limited is the subadviser of the Fund. IMI, not the Fund, is obligated to compensate the subadviser.

     Mackenzie Investment Management Inc. (MIMI), of which IMI is a wholly owned subsidiary, provides certain administrative, accounting and pricing services for the Fund. For those services, the Fund pays MIMI fees plus certain out-of-pocket expenses. Such fees are reflected as Administrative services fee and Fund accounting in the Statement of Operations.

     Ivy Mackenzie Distributors, Inc. (IMDI), a wholly owned subsidiary of MIMI, is the underwriter and distributor of the Fund's shares, and as such, purchases shares from the Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 1996, the net amount of underwriting discount retained by IMDI was $394,656.

     Under Service and Distribution Plans, the Fund reimburses IMDI for service fee payments made to brokers at an annual rate not to exceed .25% of its average net asset value of Class A, Class B and Class C shares issued after December 31, 1991. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net asset value attributable to Class B and Class C shares. IMDI may use such distribution fee for purposes of advertising and marketing shares of the Fund. Such fees of $1,671,153, $1,724,796, $100,898 and $0 for Class A, Class B, Class C and Class I, respectively, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

     Ivy Mackenzie Services Corp. (IMSC), a wholly owned subsidiary of MIMI, is the transfer and shareholder servicing agent for the Fund. For those services, the Fund pays a monthly fee plus certain out-of-pocket expenses. Such fees and expenses of $918,907, $305,940, $17,102 and $22,637 for Class A, Class B, Class
C and Class I, respectively, are reflected as Transfer agent in the Statement of Operations.

3. BOARD'S COMPENSATION

     Trustees who are not affiliated with IMI or MIMI receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

4. FUND SHARE TRANSACTIONS

     Fund share transactions for Class A, Class B, Class C and Class I were as follows:

                                  YEAR ENDED                  YEAR ENDED
                              DECEMBER 31, 1996            DECEMBER 31, 1995
                          --------------------------   -------------------------
CLASS A                     SHARES        AMOUNT         SHARES        AMOUNT
-------                   ----------   -------------   ----------   ------------
Sold....................  16,070,230   $ 537,452,973    9,867,336   $284,977,224
Issued on reinvestment
 of distributions.......     534,854      19,195,195      158,854      4,677,883
Repurchased.............  (4,561,167)   (152,002,454)  (2,826,332)   (81,163,229)
                          ----------   -------------   ----------   ------------
Net increase............  12,043,917   $ 404,645,714    7,199,858   $208,491,878
                          ==========   =============   ==========   ============

                                  YEAR ENDED                  YEAR ENDED
                              DECEMBER 31, 1996            DECEMBER 31, 1995
                          --------------------------   -------------------------
CLASS B                     SHARES        AMOUNT         SHARES        AMOUNT
-------                   ----------   -------------   ----------   ------------
Sold....................   6,659,639   $ 222,635,747    1,620,201   $ 47,706,315
Issued on reinvestment
 of distributions.......      91,688       3,275,938        9,355        286,570
Repurchased.............    (448,268)    (14,867,073)    (288,093)    (8,264,949)
                          ----------   -------------   ----------   ------------
Net increase............   6,303,059   $ 211,044,612    1,341,463   $ 39,727,936
                          ==========   =============   ==========   ============

                             FROM APRIL 30, 1996
                              (COMMENCEMENT) TO
                              DECEMBER 31, 1996
                          --------------------------
CLASS C                     SHARES        AMOUNT
-------                   ----------   -------------
Sold....................   1,260,097   $  43,344,404
Issued on reinvestment
 of distributions.......       9,696         344,991
Repurchased.............     (20,325)       (697,605)
                          ----------   -------------
Net increase............   1,249,468   $  42,991,790
                          ==========   =============

                                  YEAR ENDED                  YEAR ENDED
                              DECEMBER 31, 1996            DECEMBER 31, 1995
                          --------------------------   -------------------------
CLASS I                     SHARES        AMOUNT         SHARES        AMOUNT
-------                   ----------   -------------   ----------   ------------
Sold....................   1,105,814   $  37,145,203      254,153   $  7,521,113
Issued on reinvestment
 of distributions.......      35,847       1,286,548        3,993        119,081
Repurchased.............     (79,940)     (2,635,365)     (11,973)      (356,180)
                          ----------   -------------   ----------   ------------
Net increase............   1,061,721   $  35,796,386      246,173   $  7,284,014
                          ==========   =============   ==========   ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Ivy International Fund (the Fund)

     We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
February 14, 1997

02IVINX123196